SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934
                                                            (Amendment No._____)

  X  Filed by the Registrant
    Filed by a Party other than the Registrant

Check the appropriate box:
 X Preliminary Proxy Statement
 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement
 Definitive Additional Materials
 Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                               FRANK RUSSELL INVESTMENT COMPANY
                       (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  X  No fee required.

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

    Fee paid previously with preliminary proxy materials.

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:_________________________________________________

    2.  Form, Schedule or Registration Statement No.:___________________________

    3.  Filing Party:___________________________________________________________

    4.  Date Filed:

                                 CONTENTS OF THIS PROXY FILING



Document I: Proxy Statement to be sent to all of the shareholders of the Frank Russell Investment Company with the exception of the shareholders of the Volatility Constrained Bond Fund.



Document II: Proxy Statement to be sent to the shareholders of the Volatility Constrained Bond Fund. This Proxy Statement was previously filed as part of the Form N-14 Registration Statement of the Fixed Income II Fund series of Frank Russell Investment Company, filed on September 18, 1998 File No. 2-71299, 811-03153. Typographical and data corrections are reflected in this filing. The registrant has requested that the effective date of the Form N-14 be accelerated to the clearance date of this Proxy Statement.

                               FRANK RUSSELL INVESTMENT COMPANY

                                         909 A Street
                                   Tacoma, Washington 98402
                                        1-800-972-0700


Dear Shareholder:

Enclosed is a Notice of Special Meeting in lieu of Annual Meeting of Shareholders of the Frank Russell Investment Company (the "Investment Company"). The Special Meeting has been called for Thursday, November 19, 1998 at 10:00 a.m., local time, at the offices of the Investment Company at 909 A Street, Tacoma, Washington. The accompanying Proxy Statement details the proposals being presented for your consideration as shareholders of the Investment Company's sub-trusts (the "Funds").

     The Special Meeting will consider several proposals, and shareholders will be asked to: (i) elect the members of the Board of Trustees of the Investment Company; (ii) ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants; (iii) approve a proposed advisory agreement between the Investment Company, on behalf of each Fund, and Frank Russell Investment Management Company ("FRIMCo"), restructuring the organization of FRIMCo's services and compensating FRIMCo for managing certain additional assets of each Fund; (iv) approve a proposed advisory agreement between the Investment Company, on behalf of each Fund, and FRIMCo, to take effect upon the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company; (v) approve a change in each Fund's fundamental investment restrictions limiting borrowing to authorize a higher borrowing level for the purpose of meeting redemptions; and (vi) approve the elimination of certain fundamental investment restrictions applicable to the Funds. Shareholders of the Limited
Volatility Tax Free Bond Fund also will be asked to approve an additional proposal to revise the Fund's investment objective.

The enclosed materials provide details of the proposals. Accordingly, a proxy card for the Special Meeting in lieu of Annual Meeting of Shareholders is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING. Please return your proxy card as soon as possible.

Sincerely,


Karl J. Ege, Esq.
Secretary

     NOTE: If you own shares of more than one Fund, you will receive a separate proxy card for each Fund. PLEASE COMPLETE THE CARD PROVIDED FOR EACH FUND IN WHICH YOU OWN SHARES so that each Fund will have the quorum needed to conduct its business.

                               FRANK RUSSELL INVESTMENT COMPANY
                                         909 A Street
                                   Tacoma, Washington 98402
--------------------------------------------------------------------------------

                     NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                                    OF SHAREHOLDERS OF THE
                               FRANK RUSSELL INVESTMENT COMPANY

                          To be held on Thursday, November 19, 1998





To the Shareholders of each of the Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Diversified Bond, International Securities, U.S. Government Money Market, Tax Free Money Market, Real Estate Securities, Multistrategy Bond, Limited Volatility Tax Free Bond, Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Fixed Income I, Fixed Income II, Fixed Income III, Money Market, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (collectively, the "Funds"):


NOTICE IS HEREBY GIVEN that a Special Meeting in lieu of Annual Meeting of the Shareholders (the "Shareholders") of the Frank Russell Investment Company (the "Investment Company") will be held at the Investment Company's offices located at 909 A Street, Tacoma, Washington, on Thursday, November 19, 1998 at 10:00 a.m., local time, for the following purposes:

1. This item number has been reserved for a matter affecting another series of the Investment Company.

2.      To elect the members of the Board of Trustees of the Investment Company.

3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.

4. To approve a proposed advisory agreement with Frank Russell Investment Management Company ("FRIMCo"), the current investment manager of the Investment Company, restructuring the manner in which services are provided to the Funds, and providing for compensation to FRIMCo for managing certain additional assets of the Funds and, with respect to the Limited Volatility Tax Free Bond Fund, reducing the advisory fee.

5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.

6. To approve a change to the Funds' fundamental investment restrictions limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.

7.      To  approve   the   elimination   of  certain   fundamental   investment
        restrictions applicable to the Funds.

 8. To approve a change in the Limited Volatility Tax Free Bond Fund's fundamental investment objective.

The Special Meeting also will consider and act upon any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

The attached Proxy Statement provides more information concerning each of the proposed items upon which Shareholders will be asked to vote.

Shareholders of record as of the close of business on September 21, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                                   By Order of the
                                                   Board of Trustees,


                                                   KARL J. EGE, ESQ.
                                                   Secretary

Tacoma, Washington
October ___, 1998






--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING.

Please  complete  and return all proxy cards enclosed.
Each is for a separate  Fund.
--------------------------------------------------------------------------------

                               FRANK RUSSELL INVESTMENT COMPANY
                                         909 A Street
                                   Tacoma, Washington 98402
                                        1-800-972-0700

                                 PRELIMINARY PROXY STATEMENT

                                   Dated October ____, 1998

                      FOR A SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF

                       SHAREHOLDERS OF FRANK RUSSELL INVESTMENT COMPANY



                                 TO BE HELD NOVEMBER 19, 1998



                                           SUMMARY

What is the Purpose of this Proxy Statement?

The principal purpose of this Proxy Statement is to seek Shareholder approval of the matters identified in the table below. Following the table, before addressing the specific Proposals, this Proxy Statement provides you with important information regarding how the Funds operate.



                             Proposal                                                   Shareholders Solicited


         1.    This item number has been  reserved for a matter  affecting              ___  _____
               another series of the Investment Company


          2.   To elect the Board of Trustees of the Investment Company.                Each Fund


          3.   To ratify the  selection of  PricewaterhouseCoopers  LLP as the          Each Fund
               Investment Company's independent accountants.


          4.   To approve a proposed advisory agreement  ("Advisory  Agreement")        Each Fund, voting with respect
               with Frank Russell  Investment  Management                               to its agreement.
               Company  ("FRIMCo"),   the  current  investment  manager  to  the
               Investment  Company,  restructuring  the manner in which services are  provided to the Funds,  reducing  the  compensation  payable thereunder by the Limited Volatility Tax Free Bond Fund, and providing for compensation to FRIMCo for managing certain
               additional assets of the Funds.

          5.   To approve a proposed advisory  agreement with FRIMCo,                   Each Fund
               to take  effect  upon the  closing  of the  acquisition  of Frank
               Russell  Company  by  The  Northwestern   Mutual  Life  Insurance
               Company.

          6.   To  approve  a  change  to  the  Funds'   fundamental                    Each  Fund
               investment restrictions, authorizing a higher borrowing level for
               the   purpose  of  meeting   Shareholder   redemption   requests.

          7. To approve the elimination of certain fundamental investment restrictions applicable to the Funds to revise the Funds' fundamental investment restrictions to:

          7.a. Eliminate the  restriction  on investing in interests in oil, gas        Each Fund
               or other mineral  exploration or developmental programs;

          7.b.Eliminate the  restriction on investing in securities of an issuer        Each Fund
               which,  together with any predecessor,  has been in operation for less than three years if, as a result, more than 5% of the Fund's
               total  assets   would  then  be  invested  in  such   securities;

          7.c. Eliminate  the   restriction   on  purchasing  or  retaining  the        Each Fund
               securities of an issuer if, to the Fund's knowledge,  one or more of the trustees or officers of the Investment  Company, or one or more of the  directors of the money manager  responsible  for the
               investment  or  its  directors  or  officers,   individually  own
               beneficially  more  than1/2of 1% of the securities of such issuer
               and   together  own  more  than  5%  of  such   securities;   and

         7.d.  Eliminate the restriction that the Fund will not invest more              Equity I, Equity II, Equity III
               than 5% warrants  which are not  listed on the New York or                Fixed Income II, Fixed Income III,
               American Stock Exchanges.                                                 Diversified Equity,  Special Growth,
                                                                                         Equity Income, Quantitative Equity and
                                                                                         Multistrategy Bond Funds

           8.  To approve a change in the Fund's fundamental investment                 Limited Volatility Tax Free Fund only
               objective.

How are the Funds Managed?

Each Fund is a sub-trust of the Frank Russell Investment Company, an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402. The management of the business and affairs of the Investment Company is the responsibility of the Board of Trustees (the "Board" or the "Trustees"). The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with Frank Russell Investment Management Company ("FRIMCo" or the "Manager"), Frank Russell Company ("FRC") and the Funds' money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

Each of the Funds is managed by FRIMCo, whose address is 909 A Street, Tacoma, Washington 98402. As described in more detail in the proposals below, FRIMCo:

     provides  or  supervises  the  general   management   and   administration,
     investment advisory and portfolio management, and distribution services for the Funds;

   furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the custodian;


   develops investment guidelines and restrictions, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; and


   provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.


FRIMCo pays the expenses of providing these services (other than transfer agent, dividend disbursing, and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds. FRIMCo is a wholly owned subsidiary of FRC, which provides comprehensive asset management consulting services to institutional pools of investment assets. George F. Russell, Jr., Chairman of the Board of the Investment Company, is the Chairman of the Board and controlling shareholder of FRC.

The Investment Company has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") which permits the Investment Company, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the Manager and the money managers of each Fund. On January 22, 1996, the shareholders of the Investment Company voted to approve this arrangement. Exhibit A to this Proxy Statement lists the money managers for the Funds. The money managers will not change as a result of the proposals that Shareholders are being asked to consider at the Special Meeting.


What are the various fees and expenses for the Funds?

The following summarizes the fees and expenses of the Funds under the current service agreements. Shareholders of each of the Funds are being asked to consider a identical proposal to restructure the current service arrangements, which is described in Proposal #4 below. The advisory agreement submitted to Shareholders of the Limited Volatility Tax Free Bond Fund will also reflect a reduction in the rate of the compensation payable under that agreement.

Investment Management Fees:
Under its Management Agreement with the Investment Company, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Investment Company's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the money manager for the quarter. Additional information regarding the management fees of the Funds is set forth under "Information Regarding the Current Management Agreement and Proposed Advisory Agreement" in this Proxy Statement.

Administrative Services:
FRIMCo provides the Investment Company with administrative services and facilities necessary to operate the Funds. FRIMCo also serves as the dividend-paying agent, transfer agent and shareholder servicing agent for the Funds.



PROPOSAL #1: THIS ITEM NUMBER HAS BEEN RESERVED FOR A MATTER AFFECTING
             ANOTHER FUND

PROPOSAL #2: TO ELECT THE MEMBERS OF THE BOARD OF TRUSTEES

At its meeting held on October 5, 1998, the Trustees determined to present the election of the Board of Trustees to Shareholders at the Special Meeting. Messrs. Russell, Lynn L. Anderson, Paul E. Anderson, Baxter and Gingrich, Dr. Anton and Ms. Palmer (the "Current Trustees"), after due consideration, unanimously approved each nominee, identified below to stand for election to the Board of Trustees. Mr. Russell will not stand for reelection as a voting Trustee of the Investment Company, although he has been elected to serve as a Trustee Emeritus immediately upon the completion of his present service as a Trustee. In considering the nominees for election as Trustees of the Investment Company, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of the Investment Company's business.

In particular, the Trustees considered the requirements of the 1940 Act as they apply to the election of Trustees. One factor considered by the Board is the requirement imposed by the 1940 Act's Rule 12b-1 that the selection and nomination of trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) under the Investment Company's Rule 12b-1 Plans (the "Independent Trustees") must be committed, in the first instance, to the Independent Trustees then in office. The Independent Trustees met separately with Investment Company counsel, and proposed the nomination of the Independent Trustees whose names are set forth below.

At its meeting held on October 5, 1998, the Board also noted the proposed change in control of FRC described in Proposal #5 below. Under Section 15(f) of the 1940 Act, for a period of three years following a change of control, at least 75% of the members of the Board of Trustees must be individuals who are not "interested persons" of FRIMCo or its predecessor entities. Based upon the current affiliations of the nominees for election, the election of a Board comprised of the six nominees set forth in this Proposal #2 will satisfy that requirement.

The Current Trustees will continue to serve as Trustees until the Trustees elected by the Shareholders take office, although Mr. Russell will resign as a voting Trustee effective December 30, 1998, or at such date as may be considered appropriate to assure that the composition of the Board complies with Section 15(f). Upon the election and qualification of the new Trustees, the six nominees listed below will constitute the Board of Trustees of the Investment Company. It is anticipated that the nominees will take office at the first regularly scheduled Board meeting following their election, which Board Meeting is currently anticipated to be held in January, 1999. Mr. Russell and Mr. Lynn Anderson are, and Mr. Lynn Anderson will continue to be, "interested persons" of the Investment Company. Mr. Russell has been designated by the Board of Trustees as a Trustee Emeritus of the Investment Company as described above pursuant to the Amended Master Trust Agreement. As a Trustee Emeritus, he will be expected to attend meetings of the Board, will participate in discussions of the business of the Investment Company, and may continue to provide the benefit of his advice and experience to the Board. Under the Amended Master Trust Agreement, a Trustee Emeritus does not vote on any matter before the Board, and is not liable for the actions taken or omitted by the Board.

Because the Investment Company does not hold regular annual meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. The Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of the Investment Company. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by shareholders.

The Nominees

The following information is provided for each of the six nominees. It includes the nominee's name, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the SEC. Unless otherwise noted, the mailing address for each nominee is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402. Each of the nominees is currently a Trustee of the Investment Company, and, except as otherwise indicated, has served as a Trustee since 1984.

Mr. Lynn Anderson is the only nominee for election as a Trustee who is an "interested person" of the Investment Company as defined in the 1940 Act. This designation results from his ownership interest and position as an officer of certain FRC affiliates. As used in the list below, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

     *Lynn L. Anderson--59 years old--Trustee, President and Chief Executive Officer since 1987. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, The SSgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company Public Limited PLC; Director, Frank Russell Company, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; Russell Insurance Agency, Inc.; Frank Russell Investment Company, PLC; June 1993 to November 1995, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company); November 1995 to December 1996; Director and Chairman, Russell MLC Management Company; December 1996 to March 1997, Director and Chairman, Frank Russell Company (Delaware), Inc.

     Paul E. Anderson--66 years old--Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds; 1996 to Present, President, Forest Limited Partnership. 1984 to 1996, President, Vancouver Door Company, Inc.

     Paul Anton, Ph.D.--78 years old--Trustee since 1985. PO Box 212, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

     William E. Baxter--72 years old--Trustee. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

     Lee  C.  Gingrich--67  years  old--Trustee.  1730  North  Jackson,  Tacoma,
Washington  98406.  Trustee,   Russell  Insurance  Funds.  President,   Gingrich
Enterprises, Inc. (Business and Property Management).

     Eleanor W. Palmer--71 years old--Trustee. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds; Director of Frank Russell Trust Company.

The Investment Company pays fees only to the Independent Trustees of the Investment Company. Compensation of officers and Trustees who are "interested persons" of the Investment Company (as indicated by an asterisk) is paid by FRIMCo or its affiliates.

All of the nominees attended each regular Board of Trustees meeting held in 1997, and the special meeting of the Board of Trustees held on June 6, 1997, except for Paul Anderson, who was absent from two meetings, Lynn L. Anderson, who was absent from three meetings, and Eleanor W. Palmer, who was absent from one meeting. The Board of Trustees has an Audit Committee, which is composed of the Independent Trustees of the Investment Company. The function of the Audit Committee is to advise the Board with regard to the appointment of the Investment Company's independent accountants, review and approve audit and non-audit services of the Investment Company's independent accountants, and meet with the Investment Company's financial officers to review the conduct of accounting and internal controls. The Committee also serves as a vehicle for these Trustees to consult separately with the Investment Company's outside counsel. The Audit Committee met once during the year ended December 31, 1997. All members of the Audit Committee attended the Audit Committee meeting. The Board does not have standing nominating or compensation committees.

        The following represents the compensation paid to each Current Trustee for the year ended December 31, 1997:


                                            PENSION OR
                      AGGREGATE             RETIREMENT          ESTIMATED      TOTAL COMPENSATION
                     COMPENSATION      BENEFITS ACCRUED AS       ANNUAL               FROM
TRUSTEE          FROM THE INVESTMENT       PART OF THE        BENEFITS UPON      THE INVESTMENT
                       COMPANY              INVESTMENT         RETIREMENT           COMPANY
                                         COMPANY EXPENSES                       PAID TO TRUSTEES

Lynn L. Anderson            $0                  $0                 $0                   $0

Paul E. Anderson       $20,000                  $0                 $0               $31,263*

Paul Anton, PhD.       $20,000                  $0                 $0               $31,263*

William E. Baxter      $20,000                  $0                 $0               $31,263*

Lee C. Gingrich        $20,000                  $0                 $0               $31,263*

Eleanor W. Palmer      $20,000                  $0                 $0               $31,263*

George F.Russell           $0                   $0                 $0                    $0


* The Trustees received $11,263 for service as trustees on the Board of Trustees for the Russell Insurance Funds ($4,000 of which was for services during 1996).


Officers of the Investment Company

Information about the Investment Company's principal executive officers (other than Lynn Anderson), including their names, ages, position(s) with the Investment Company, and principal occupation or employment during the past five years, is set forth below. An asterisk (*) indicates that the officer is an "interested person" of the Investment Company as defined in the 1940 Act. As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

 *George F. Russell, Jr.--65 years old--Trustee and Chairman of the Board since 1984. Trustee and Chairman of the Board of Russell Insurance Funds since 1996; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board, and President, Russell 20/20 Association.

*Mark E. Swanson--34 years old--Treasurer and Chief Accounting Officer since August 1998. Treasurer and Chief Accounting Officer, Russell Insurance Funds; Interim Director, Finance and Operations, Frank Russell Trust Company; Senior Vice President and Assistant Fund Treasurer, SSgA Funds (investment company); Interim Director of Fund Administration and Accounting, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds; November 1995 to July 1998, Assistant Secretary, the Seven Seas Series Fund; February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

*Randall P. Lert--44 years old--Director of Investments since 1991. Director of Investments, Russell Insurance Funds; Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd.; Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

*Karl J. Ege--56 years old--Secretary and General Counsel since 1994. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd.; Secretary, A Street Investments, Inc.; Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation; From July 1993 to December 1996, Secretary, Russell MLC Management Company.

*Peter Apanovitch--52 years old--Manager of Short-Term Investment Funds since 1991. Manager of Short-Term Investment Funds, Russell Insurance Funds; Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.

The persons named in the proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each nominee. A Shareholder may vote for or against any or all of the nominees. If an executed proxy is returned without voting instructions, the shares will be voted for all nominees named herein for Trustees. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Investment Company knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named in the proxy will exercise their voting power to vote for such substitute person or persons as the Current Trustees of the Investment Company may recommend. If any nominee is not approved by the shareholders of the Investment Company, the Board will consider alternative nominations.

The nominees who receive the greatest number of votes cast by the shareholders of the Investment Company who are present at the Meeting in person or by proxy will be declared elected.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                     VOTE TO ELECT AS TRUSTEEES THE NOMINEES FOR ELECTION
                      TO THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY


                        PROPOSAL #3: RATIFICATION OF THE SELECTION OF
                              PRICEWATERHOUSECOOPERS LLP AS THE
                         INVESTMENT COMPANY'S INDEPENDENT ACCOUNTANTS

At its meeting on April 27, 1998, pursuant to a request by the management of the Investment Company, the Board, including a majority of the Independent Trustees of the Investment Company, selected the firm of PricewaterhouseCoopers LLP to be independent accountants for the Investment Company for the fiscal year ended December 31, 1998. Shareholders of all of the sub-trusts of the Investment Company are being asked at the Special Meeting to ratify the selection of PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant with another prominent accounting firm.

Services in connection with the audit function to be performed by the Investment Company's independent accountants include: (i) the examination of the annual financial statements of the Investment Company; (ii) all services rendered in order to permit the accountants to render a formal opinion on the Investment Company's financial statements; and (iii) provision of assistance and consultations with respect to filings with the SEC. PricewaterhouseCoopers LLP does not have any direct or indirect financial interest in the Investment Company. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Special Meeting. If a representative is present, he or she will have an opportunity to make a statement if he or she desires to do so, and would be available to respond to appropriate questions.

To be ratified, the appointment of PricewaterhouseCoopers must receive the affirmative vote of a majority of the appointment securities of the Investment Company which are present at the Meeting in person or by proxy and vote on this proposal.

                               THE BOARD OF TRUSTEES RECOMMENDS
                             THAT SHAREHOLDERS VOTE TO RATIFY THE
                          SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                       THE INVESTMENT COMPANY'S INDEPENDENT ACCOUNTANTS


                            PROPOSAL #4: TO APPROVE A NEW ADVISORY
                          AGREEMENT BETWEEN THE INVESTMENT COMPANY,
                          ON BEHALF OF EACH FUND, AND FRANK RUSSELL
                         INVESTMENT MANAGEMENT COMPANY, RESTRUCTURING
                             SERVICES AND PROVIDING COMPENSATION
                                FOR MANAGING ADDITIONAL ASSETS

                          Summary of the Proposed Advisory Agreement

The Board of the Investment Company has approved and recommended to the shareholders of the Investment Company, a new investment advisory agreement which (i) would distinguish investment advisory services from administrative services provided to the Investment Company, and (ii) would assign additional investment supervisory duties to the Manager and provide compensation for those services. The new advisory agreement presented to the shareholders of the Limited Volatility Tax Free Bond Fund will also reflect a reduction of the compensation paid to the Manager.

What are the current arrangements for investment supervisory services for the Funds?

From the inception of the Investment Company to the present time, the Investment Company has received both its investment advisory and its administrative services from FRIMCo pursuant to a management agreement between the Investment Company and FRIMCo. The current management agreement with FRIMCo (the "Management Agreement") dated April 1, 1995, as revised to add additional sub-trusts from time to time, was approved by the shareholders of each sub-trust of the Investment Company, at a special meeting held on January 22, 1996 (which special meeting was specifically called to consider and approve the Management Agreement). The Management Agreement was continued until April 30, 1999, by the Board, including all of the Trustees who are not "interested persons" of FRIMCo, at its meeting held on April 27, 1998. The continuance of the current Management Agreement assured that the Investment Company would continue to receive the services of FRIMCo after April 30, 1998.

What changes would be made under the new Advisory Agreement?

The Board has concluded that the Investment Company would benefit from the approval of a new investment advisory agreement (the "Advisory Agreement") to replace the current Management Agreement. This portion of the Proxy Statement describes the proposed Advisory Agreement and the current Management Agreement. The Board recommends that the Shareholders approve the proposed Advisory Agreement. The proposed Advisory Agreement reflects two changes applicable to all Funds, and one further change applicable to the Limited Volatility
Tax Free Bond Fund:

        (i) The investment advisory and administrative services which are currently provided under the Management Agreement will be separated into an Advisory Agreement and a separate administration agreement.

       (ii) FRIMCo will assume the responsibility for managing additional assets of the Funds that are not treated as net assets under the current agreement, and will be compensated for that responsibility at a rate not to exceed 0.07 of 1% per annum (0.0007) of those additional assets.


      (iii) The stated advisory fee paid by the Limited Volatility Tax Free Bond Fund under the Management Agreement will be reduced from 0.50% to 0.35% for the reasons described in Proposal #8 below.

Set forth below is a discussion of the reasons for each of these changes, and a summary of the terms of proposed Advisory Agreement. A copy of the proposed Advisory Agreement is attached as Exhibit C to this Proxy Statement.

How will the new agreement restructure and separate different services?

As noted above, since the inception of the Investment Company, FRIMCo has provided both advisory and administrative services under a single agreement. The current Management Agreement follows this pattern. Both advisory services and administrative services, and the aggregate fee paid for both types of services, are provided for in the Management Agreement. The combination of two types of services (and of the consolidated fee for those services) in a single agreement causes the advisory fees paid by the Investment Company's sub-trusts to appear to be higher than those which some competitors pay for investment advisory services. In addition, under the 1940 Act, a change to the current Management Agreement affecting only administrative services still must be approved by Shareholders because the Management Agreement also covers advisory services. This makes it difficult for the Investment Company to refine or enhance the scope of administrative services that it receives from FRIMCo, although this effort and expense normally is not imposed on other investment companies which make changes to a purely administrative agreement.

To address these concerns, management asked the Board to consider a proposal to separate the Management Agreement into two separate agreements - the proposed Advisory Agreement and an Administration Agreement. Having a separate Advisory Agreement would enable the Investment Company to present fee information in a manner that conforms with the format used by most other mutual funds. This will allow potential investors to more easily and conveniently compare each Fund's advisory fees with those of similar mutual funds. Having a separate Administration Agreement will allow the Investment Company more flexibility in adjusting the administrative services it receives from FRIMCo. The Administration Agreement will not deal with the Investment Company's advisory services and will not be subject to Section 15 of the 1940 Act. Thus, changes can be made to the Administration Agreement upon Board approval without the need to hold a shareholder meeting.

The proposal to separate the advisory and administrative functions is being submitted to all of the Funds in the Investment Company, and restructures the arrangements for each of the Funds. As a separate matter, Management also proposed that the Board approve a recommendation to reduce the advisory fee for the Limited Volatility Tax Free Bond Fund. With respect to that reduction in the fee for the Limited Volatility Tax Free Bond Fund, the Board sought and received assurances from FRIMCo that the reduction in the fee paid to FRIMCo would not impair the extent or the quality of the services which would be provided to that Fund in consideration of the lower fee.

At its meeting on June 3, 1998, the Board reviewed the combination of investment advisory and administrative services currently provided to the Investment Company under the current Management Agreement. The Board then considered the scope of the two sets of services which will be provided to the Investment Company under the proposed Advisory Agreement and the Administration Agreement. FRIMCo has advised the Board, and the Board has determined after further analysis, that the services which will be provided under the two proposed agreements are essentially identical in scope to those currently provided under the current Management Agreement. The Board has also concluded that, while changes in the scope of and cost to the sub-trusts of administrative services could be authorized by the Board in the future, the scope and cost at this time will not be changed by the adoption of the proposed agreements. FRIMCo has advised the Board that there is no current expectation of any reduction in services to, or any material increase in fees payable by, the Investment Company under the proposed agreements as a result of this restructuring of the current Management Agreement.

How will the Funds compensate FRIMCo for additional investment responsibilities?

The current Management Agreement provides that each Fund will pay to FRIMCo an investment management fee which is based upon the net assets of the sub-trusts under the supervision of FRIMCo. The assets upon which the fee is based include only that portion of a Fund's assets which are included in the "net assets" of the Fund.

The development of new investment practices available to investment companies, or the use by investment companies of some investment techniques to a greater extent than had been possible in the past, has offered the Investment Company the opportunity to seek additional investment opportunities which can benefit its shareholders. Certain of these techniques require that the Investment Company assume responsibility for investment oversight of cash or other collateral which the Investment Company receives from other parties to a transaction. For example, if a sub-trust lends a portfolio security which it owns to a third party (typically, a broker dealer), it will require that party to deliver to the sub-trust as collateral for the return of the security an amount of cash which is greater in amount than the value of the security loaned. The sub-trust then benefits by a portion of the additional income which it can obtain by the investment of that cash collateral in U.S. Government securities or repurchase agreements secured by U.S. Government securities. Neither the collateral, nor the instrument in which the collateral is invested, are deemed to be a part of the net assets of the sub-trusts upon which FRIMCo's fee is computed.

     For the Funds to obtain the benefit of these transactions, however, the investment of these assets is required. The Board has requested that FRIMCo, as the Manager of the Investment Company, supervise these additional assets, and has concluded that the careful use of these techniques by the Investment Company, and the receipt of the services of FRIMCo required to utilize these techniques, is in the interests of the Funds and the shareholders of the Funds. FRIMCo has proposed, and the Trustees have agreed, that it is reasonable to compensate FRIMCo for its supervision of these additional assets. The Board has therefore concluded that it is reasonable that the proposed Advisory Agreement should include a provision which will permit a sub-trust to compensate FRIMCo for investment management of these assets which are not treated as net assets of each Fund at a rate not to exceed 0.07 of 1% per annum of such assets.

Considerations by the Board

In its deliberations at the June Board meeting, the Trustees requested and evaluated information which the Trustees considered appropriate to evaluate the new structure and compensation arrangements. The Board also considered information relating to the previous performance of FRIMCo; extensive annual financial, personnel, and expense information obtained by the Board in connection with consideration of the extension of the current Management
Agreement; and the duty of the Board to carefully weigh such information in order to determine whether to approve the Advisory Agreement. While the Board recognizes that changes under the Administration Agreement could provide for either increases or decreases in services or fees, any amendment to the Administration Agreement would have to be approved not only by a majority of the Board, but also by a majority of the Trustees who are not interested persons of FRIMCo. The Trustees also noted that the independence of the Board is enhanced because, as discussed above, the Investment Company has in effect Plans of Distribution pursuant to which the selection of the Independent Trustees is committed to the discretion of the Independent Trustees then in office. The Board considered the fiduciary duty of the Board in connection with continuance of or amendment to any advisory agreement.

Based upon the information obtained by the Board, the Trustees concluded that the approval of the proposed Advisory Agreement, including the advisory fee for management of assets which are not deemed to be part of the net assets of a sub-trust, is in the interests of the Investment Company, the Funds and their shareholders.

To be approved, the Advisory Agreement must receive the affirmative vote of a "majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of each Fund means the lesser of (i) 67% or more of the shares of each Fund represented at the Special Meeting, if more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares of each Fund.


                            THE BOARD OF TRUSTEES RECOMMENDS THAT
                          SHAREHOLDERS VOTE TO APPROVE THE PROPOSED
                        ADVISORY AGREEMENT WITH FRIMCO FOR EACH FUND,
                         INCLUDING THE RESTRUCTURING OF SERVICES AND
                         COMPENSATION FOR MANAGING ADDITIONAL ASSETS




                              PROPOSAL #5: TO APPROVE A PROPOSED
                       AGREEMENT WITH FRIMCO ON BEHALF OF EACH FUND, TO
                  TAKE EFFECT UPON THE ACQUISITION OF FRANK RUSSELL COMPANY
                      BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


Introduction

FRIMCo currently serves as the investment manager to the Funds pursuant to the Management Agreement described above in Proposal #4. If Proposal #4 is approved and implemented, FRIMCo will continue to serve as the investment adviser to the Funds pursuant to the new Advisory Agreement. On August 10, 1998, FRC entered into an Agreement and Plan of Merger (the "Transaction Agreement") with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") pursuant to which Northwestern Mutual will acquire at the effective time all of the outstanding common stock of FRC through the merger of Project Rainier Corp., a wholly-owned subsidiary of Northwestern Mutual, with and into FRC (the
"Transaction"). Northwestern Mutual is a Milwaukee-based mutual insurance company with assets of more than $76 billion at June 30, 1998, and annual revenues of more than $12.3 billion for the year ended December 31, 1997. Northwestern Mutual Investment Services, LLC ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual, serves as investment adviser to the Mason Street Funds, Inc. (a family of retail mutual funds sponsored by Northwestern Mutual) and Northwestern Mutual Series Fund, Inc. (the investment fund for Northwestern Mutual's variable annuity and life insurance contracts). NMIS had approximately $9 billion under management at June 30, 1998. The mailing address of
Northwestern  Mutual  is  720  East  Wisconsin  Avenue,   Milwaukee,   Wisconsin
53202-4797.

 Pursuant to the Transaction Agreement, FRC will be the surviving corporation in the merger, and will continue to exist as a Washington corporation, as a subsidiary of Northwestern Mutual. The corporate headquarters of FRC will remain in Tacoma, Washington. FRC will retain its name and operating independence and will continue to operate globally as a separate company. George F. Russell, Jr. will continue as Chairman of the Board of Directors of FRC. Michael J. A. Phillips will continue as Chief Executive Officer of FRC and as a member of FRC's Board of Directors.

Consummation of the Transaction will constitute an "assignment," as that term is defined in the 1940 Act, of either the Management Agreement or the Advisory Agreement, whichever agreement is then in effect. As required by the 1940 Act, each of these Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction and the resulting termination, a new investment agreement (the "New Agreement") between the Funds and FRIMCo is being submitted for approval by shareholders of the Funds. A copy of the Management Agreement is attached hereto as Exhibit B. A copy of the Advisory Agreement is attached hereto as Exhibit C. THE NEW AGREEMENT FOR THE FUNDS WILL CONTAIN IN ALL MATERIAL RESPECTS EITHER THE SAME TERMS AS THE MANAGEMENT AGREEMENT, OR THE SAME TERMS AS THE TERMS IN THE ADVISORY AGREEMENT THAT ARE THEN IN EFFECT AT THE TIME OF THE CONSUMMATION OF THE TRANSACTION, other than the effective date of the respective agreement.

Board of Trustees Evaluation and Conclusions

At a Board of Trustees meeting on August 10, 1998, the Board was advised that FRC and Northwestern Mutual had entered into the Transaction Agreement. The Board directed the officers of the Investment Company to obtain additional information concerning Northwestern Mutual, the terms of the Transaction, and the impact of the Transaction on the Investment Company. Extensive information was provided to the Board by FRC and Northwestern Mutual, and this information was reviewed by the Board. In addition, the Independent Trustees also consulted with the Investment Company's outside counsel concerning these matters. After a careful review and evaluation of this information, a special meeting of the Board was held on October 5, 1998 to consider the information provided by FRC and Northwestern Mutual.

At its October meeting, the Board of the Investment Company focused upon the effect of the proposed Transaction on the Investment Company. Representatives of FRC and Northwestern Mutual attended the meeting and described the terms of the proposed Transaction and the perceived benefits to the FRC organization, FRIMCo and FRIMCo's investment advisory clients. In the course of these discussions, FRIMCo and FRC advised the Independent Trustees that they did not expect that the proposed Transaction would have a material effect on the operations of the Investment Company or its shareholders. FRC has advised the Independent Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of FRIMCo, or in the way that FRIMCo provides services to the Investment Company. Representatives of Northwestern Mutual have informed the Trustees that Northwestern Mutual currently intends to maintain the separate existence of the investment companies that FRIMCo advises, and the funds that NMIS manages.

Though no specific plans have been developed at this time, the Trustees have been advised by FRC that there may be some changes in personnel currently involved in providing services to the Investment Company in order to combine the strengths and efficiencies of FRC and Northwestern Mutual. With respect to non-investment advisory services, Northwestern Mutual and FRC will seek to identify ways in which FRIMCo and other subsidiaries of Northwestern Mutual (including Robert W. Baird & Co. Incorporated) can more effectively meet the administrative needs of the Investment Company and its affiliates. Any restructuring of non-advisory services provided by FRIMCo will be subject to the review and approval of the Board of Trustees, including the Trustees who are not "interested persons" of FRC or Northwestern. In their discussions with the Trustees, Northwestern Mutual representatives also emphasized the strengths of the Northwestern Mutual organization and its commitment to provide the FRC organization, including FRIMCo, with the resources necessary to continue to provide high quality services to the Investment Company and the other investment advisory clients of the FRC organization.

The Board of the Investment Company was advised that the Transaction Agreement provides for FRC to rely, and that FRC intends to rely, on Section 15(f) of the 1940 Act, which provides a safe harbor for an investment adviser to an investment company (and the adviser's affiliated persons) to retain any amount or benefit received in connection with a change in control of the investment adviser so long as the two conditions described below are met.

First, for a period of three years after the Transaction, at least 75% of the members of the Board of Trustees of the Investment Company must not be "interested persons" of the Investment Company's investment adviser or its predecessor adviser. Assuming the election of the nominees listed in Proposal #2, the Board of the Investment Company would be in compliance with this provision of Section 15(f) at the time of, or prior to, the consummation of the Transaction. (See Proposal #2 concerning the election of the Board of Trustees.)

Second, an "unfair burden" must not be imposed upon the Investment Company as a result of such Transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Investment Company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Investment Company (other than ordinary fees for bona fide services as principal underwriter for the Investment Company). No compensation agreements which would violate Section 15(f) are contemplated in connection with the Transaction.

FRIMCo has undertaken to pay the incremental costs associated with the preparation, filing, printing, and distribution of these proxy materials, and of holding the special meeting in lieu of annual meeting, as well as any other fees and expenses incurred by the Investment Company in connection with the Transaction, including the fees and expenses of legal counsel to the Investment Company, to the extent that such costs are more than those associated with the annual meeting costs which the Investment Company would bear in the absence of this proposal.

During the course of their deliberations, the Independent Trustees considered a variety of factors. These included the nature, quality and extent of the services furnished by FRIMCo to the Investment Company; the investment record of FRIMCo in managing the Funds in the Investment Company, including the special role of FRIMCo as a "manager of managers"; the increased complexity of the domestic and international securities markets; and comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios. The Board also considered the risks assumed by FRIMCo by serving as Adviser to the Investment Company; the necessity for FRIMCo to maintain and enhance its ability to retain and attract capable personnel to serve the Investment Company; FRIMCo's profitability from advising the Investment Company; and other benefits received by FRIMCo from serving the Investment Company. In connection with the acquisition of FRC by Northwestern Mutual, the Board noted that there could be possible economies of scale or other advantages to the Investment Company of having an adviser with a parent which also serves other investment companies. The Board also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage experienced personnel and to provide services to competing investment companies; and the financial resources of FRIMCo and the continuance of appropriate incentive compensation arrangements to assure that FRIMCo will continue to furnish high quality services to the Investment Company.

In addition to the foregoing factors, the Independent Trustees gave careful consideration to the likely impact of the Transaction on the FRC organization. In this regard, the Independent Trustees considered, among other things, the following factors: the structure of the Transaction, which is expected to afford FRIMCo executives significant autonomy over FRIMCo's operations and could potentially provide meaningful FRC equity participation and incentives for certain FRIMCo employees; FRIMCo's, FRC's and Northwestern Mutual's commitment to enable FRIMCo to pay compensation adequate to attract and retain top quality personnel; information regarding the financial resources and business reputation of Northwestern Mutual; the complementary nature of various aspects of the business of FRIMCo and the Northwestern Mutual organization; and the current intention of Northwestern Mutual to maintain separate Frank Russell and Northwestern Mutual brands in the mutual fund business. Based on the foregoing, the Independent Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Investment Company and concluded that the Transaction should enhance FRIMCo's ability to provide such services. The Independent Trustees considered the foregoing factors with respect to each of the sub-trusts of the Investment Company, and the Investment Company collectively. The Trustees, including the Independent Trustees, concluded that the on-going reorganization of the organizational and operational structure of the sub-trusts of the Investment Company permitted the Trustees to conclude that no sub-trust would be affected differently from the Investment Company as a whole in these respects, and therefore determined that the conclusions of the Board with respect to these matters would have equal impact with respect to every sub-trust in the Investment Company.

As a result of these deliberations, at the Board of Trustees meeting on October 5, 1998, the Trustees of the Investment Company, including the Independent Trustees, approved the New Agreement for the Investment Company, and recommended that shareholders of each of the sub-trusts in the Investment Company approve the New Agreement, to become effective upon the completion of the change of control of FRC and the termination of the agreement then in effect.
(See Proposal #4 concerning the current investment management agreement, and the proposed advisory agreement.)

The Board has not determined what action would be taken in the event that any sub-trust does not approve the New Agreement for that sub-trust, and the Transaction closes. In such a circumstance, the Board would seek to obtain for the sub-trust suitable advisory services from FRIMCo or another investment advisor on both an interim and/or a continuing basis. The approval of continuing arrangements would be subject to the approval of the shareholders of the affected sub-trust. The Trustees have determined that, in the event the Transaction is not completed, FRIMCo will continue to serve the Investment Company under the terms of the agreement then in effect.

Information Concerning the Transaction and Northwestern Mutual

     Under the Transaction Agreement, at the effective time of the Transaction, each share of FRC common stock then outstanding (other than shares for which dissenters' rights have been exercised) will be converted into the right to receive $905,000,000 divided by the number of fully diluted units of equity of FRC (taking into account all outstanding shares of FRC capital stock, options to acquire shares of FRC capital stock, equity appreciation units and other equity related rights), adjusted as described below. Such share price will be increased or reduced based on the change (taking into account certain pro forma adjustments) in FRC's net worth per share between March 31, 1998 and closing. In addition, $90,000,000 of the $905,000,000 will be held back by Northwestern Mutual at the closing to cover any adjustments occasioned by changes in the net worth of FRC and for any losses incurred by Northwestern Mutual or FRC as a result of the breach by FRC of certain specified representations made by FRC in the Transaction Agreement, and will be distributed to the former FRC shareholders and other former holders of FRC equity related rights no earlier than October 1, 1999, to the extent there are no such adjustments or claims in respect of the breach of the specified representations. FRC currently has approximately 200 shareholders. Certain shareholders of FRC who have held their shares of common stock for less than twelve months will have the option to convert such shares of common stock into FRC preferred stock prior to the closing. Such preferred stock will be subject to certain put and call rights during certain periods (at a price per share equal to the amount that would have been paid if the preferred stock had been common stock at the effective time of the Transaction, plus a percentage of cumulative earnings per share of FRC on a fully diluted basis from such effective time to the quarter preceding the put or call) but will convert to FRC common stock if not redeemed or repurchased after four years. George Russell, his family members and their related trusts are expected to own approximately 59% in the aggregate of the fully diluted equity units of FRC at the effective time of the Transaction. Lynn Anderson is also a shareholder of FRC and is expected to own approximately 1% of the fully diluted equity units of FRC at the effective time of the Transaction.

At and after the effective time of the Transaction, FRC will be a subsidiary of Northwestern Mutual. FRIMCo will remain a wholly-owned subsidiary of FRC. In connection with the Transaction, 50,000,000 shares of new FRC common stock will be reserved for future issuance under an FRC Incentive Payments Plan. The Incentive Payments Plan will be established to enhance the value of FRC and its subsidiaries, including FRIMCo, by motivating superior performance of management and key employees of the FRC organization after the closing of the Transaction through the award of shares of FRC common stock and cash (to cover certain income tax consequences of any stock award) to certain employees of FRC and its subsidiaries. Over the course of a five-year period from the effective time of the Transaction, participants in the Incentive Payments Plan could collectively earn awards constituting up to 20% of the outstanding common stock of FRC, depending upon FRC's cumulative earnings over the five-year period. George Russell and his wife, Jane Russell, will be awarded 20% in the aggregate of the total number of incentive shares that may be issued under the Incentive Payments Plan. Lynn Anderson is expected to participate in the Incentive Payments Plan. The number of incentive shares to be granted to Mr. Anderson will be determined after the closing of the Transaction.

At the closing, FRC and Northwestern Mutual will enter into a Governance Agreement (the "Governance Agreement"). Under the Governance Agreement, the Board of Directors of FRC will be comprised of five persons. Initially, Northwestern Mutual will elect to the FRC Board George F. Russell, Jr., Michael J.A. Phillips (both of whom are currently members of FRC's Board) and three other Northwestern Mutual-designated persons. Thereafter, Northwestern Mutual has agreed to take all actions within its power to cause the FRC Board at all times to be comprised of (i) FRC's Chief Executive Officer and one other senior officer or employee of FRC designated by the Chief Executive Officer and approved by a majority of the FRC directors then in office (with Messrs. Russell and Phillips, each a "Russell-designated director"); and (ii) three other persons designated by Northwestern Mutual.

The names, addresses and principal occupations of the initial Russell-designated directors are as follows:

        George F. Russell, Jr., 909 A Street, Tacoma, Washington, 98402; Trustee and Chairman of the Board since 1984, Frank Russell Investment Company; Trustee and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board, and Chief Executive Officer, Russell Building Management Company, Inc.; Trustee and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.

        Michael J.A. Phillips, 909 A Street, Tacoma, Washington, 98402; Director, President and Chief Executive Officer, Frank Russell Company; Director and President, Frank Russell Investments (Delaware), Inc.;
        Director, Frank Russell Capital Inc., Frank Russell Japan Co., Ltd., Frank Russell Trust Company, Russell Systems Limited, Frank Russell Company Limited and Frank Russell Company Pty Limited.

The three initial directors to be designated by Northwestern Mutual have not yet been determined, but will be selected prior to the closing of the Transaction. It is currently anticipated that such directors will be selected from among the executive officers of Northwestern Mutual.

The Governance Agreement, which will terminate no later than December 31, 2008, vests the officers of FRC with the responsibility for day-to-day management and implementation of FRC's annual operating budget and strategic plan. However, FRC Board approval is required before certain specified actions may be taken by FRC or its subsidiaries including, (i) the registration, issuance and/or sales of securities of FRC and its subsidiaries; (ii) the merger, consolidation or sale of a substantial portion of assets with or to another entity (other than another FRC company); (iii) entering into certain joint ventures, partnerships or other business combinations or acquisitions; (iv) entering into any material business or line of business other than investment management, investment consulting, securities trading, analytical services, and other similar financial services, or discontinuing any material line of business; (v) entering into material exclusivity contracts, or other agreements, which materially restrict the manner in which FRC or its subsidiaries conduct their investment management business in any jurisdiction, or any U.S. distribution agreements with any life insurance company or life insurance marketing company other than Northwestern Mutual and its affiliates; (vi) selling, leasing or otherwise disposing of certain assets or property; (vii) assuming, incurring, or becoming liable for certain material indebtedness for borrowed money; (viii) pledging, mortgaging or encumbering certain assets; (ix) amending its articles of incorporation or bylaws or undertaking any recapitalization or similar plan; (x) changing FRC's heads of internal audit or compliance; (xi) approving any transaction with key employees or certain related parties; (xii) taking any action with respect to an FRC stockholder meeting; (xiii) declaring dividends or distributions on FRC's shares; or (xiv) taking any action required to be taken or approved by the FRC Board under Washington State corporate law. With respect to (iv) and (v) above, FRC Board approval must include the approval of the Chief Executive Officer of FRC. In addition, for a period of ten years from the date of the Governance Agreement, FRC may not change its name or move its principal place of business to a location other than Tacoma, Washington, without the unanimous vote or consent of the FRC Board.

The closing of the Transaction is subject to a number of conditions, including, among others, approval by FRC shareholders; a determination that at the closing date FRC's annualized revenues from investment advisory, retainer consulting and analytical services (neutralized for market effect and currency fluctuations) have not fallen below 90% of the level of such revenues as of July 31, 1998; the absence of any restraining order or injunction preventing the Transaction, or any litigation seeking such an injunction; the continued accuracy of the representations and warranties contained in the Transaction Agreement; delivery and/or filing of certain documents contemplated by the Transaction Agreement; all material governmental approvals having been obtained; holders of not more than 2% of the outstanding FRC common stock having exercised their statutory appraisal rights; and compliance in all material respects with all agreements and obligations contained in the Transaction Agreement. Holders entitled to vote a percentage of shares of FRC sufficient to approve the Transaction have entered into an agreement with Northwestern Mutual in which they have agreed to vote such shares in favor of the approval of the Transaction. The Transaction is expected to close on or about December 30, 1998, with the merger becoming effective on January 1, 1999.

The information set forth under this Proposal #5 concerning FRC and the Transaction has been provided to the Funds by FRC, and the information set forth under this Proposal #5 concerning Northwestern Mutual has been provided to the Funds by Northwestern Mutual.

Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Its home office is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long term care insurance, mutual funds and annuities for personal, estate, retirement, business and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually (approximately $78 billion in 1997) and total individual life insurance in force (more than $500 billion at June 30, 1998). Northwestern Mutual employs over 3,600 people, mostly in Milwaukee, Wisconsin.

FRC, one of the world's leading investment management and consulting firms, provides investment advice, analytical tools and funds to institutional and individual investors in more than 30 countries. FRC, through its subsidiaries, currently manages approximately $40 billion in assets and provides investment strategy consulting, including manager selection, for more than $1 trillion in retainer client assets. It is also well known for its family of market indexes, including the Russell 2000(R). Russell indexes provide complete sets of performance benchmarks for investors in Australia, Canada, Japan and the United States. FRC is a three-time winner of Washington CEO magazine's "Best Large
Company to Work For" award in Washington State, and in 1997 was chosen from among some 12 million family companies to receive the "National Family Business of the Year" Award. Founded in 1936, the FRC organization is an established presence in the asset management and mutual fund industry.

Required Vote

Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Funds, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #4.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                     VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT WITH
                        FRIMCo ON BEHALF OF THE FUNDS, TO TAKE EFFECT
                      UPON THE ACQUISITION OF FRC BY NORTHWESTERN MUTUAL




                           PROPOSAL #6: TO APPROVE AN AMENDMENT TO
                              EACH FUND'S FUNDAMENTAL INVESTMENT
                        RESTRICTIONS TO INCREASE THE AMOUNT WHICH THE
                             FUND MAY BORROW TO MEET REDEMPTIONS

What is the current limitation on borrowing by the Funds?

Section 18(f)(1) of the 1940 Act provides that it shall be unlawful for any registered open-end investment company to issue any class of senior security or to sell any senior security of which it is the issuer, except that any such registered company shall be permitted to borrow from any bank; provided, that immediately after any such borrowing, there is an asset coverage of at least 300 per cent for all borrowings of the investment company; and provided further, that in the event that such asset coverage shall at any time fall below 300 per cent the registered company shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per cent.

The Investment Company, on behalf of the Funds, has previously adopted a fundamental investment restriction that limits the borrowing authority of each sub-trust to less than the amount that is permitted by the 1940 Act as described in the prior paragraph. Specifically, each Fund's investment restriction on borrowing currently provides:

        "[The Fund will not:] Borrow amounts more than 5% of the Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that [the] Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. The Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets. Collateral arrangements with respect to margin for futures contracts are not deemed a pledge of assets."

Why is an increase in the borrowing limitation proposed?

At a Board meeting held on April 27, 1998, management reported to the Board on the prospects for entering into a line of credit for the Investment Company with a commercial bank, whereby the Investment Company's sub-trusts would be permitted to borrow money under the line of credit in order to meet redemption requests. This practice would permit the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. Given the current investment restriction of the Investment Company, borrowings by the Funds for this purpose would be limited to five percent of each Fund's assets.

At the Board meeting, management recommended that the Trustees consider approving a revision to the fundamental restriction that would authorize a higher borrowing level for the purpose of efficiently meeting shareholder redemption requests. FRIMCo, in advocating an increase in the borrowing limits for the Investment Company's sub-trusts, noted that raising the maximum level of borrowing to conform to the 1940 Act's limitation would give the Investment Company's money managers greater flexibility in meeting shareholder redemption requests.

The officers of the Investment Company noted that an increase in the maximum level of borrowing permitted to the Investment Company's sub-trusts would permit the Investment Company to negotiate a larger line of credit with a bank, although the officers advised the Board that there is no current intention to do so at this time.

At a meeting on June 3, 1998, the Board approved a proposal to increase the borrowing limit under each Fund's fundamental investment restriction, and directed that the officers of the Investment Company submit to Shareholders a proposal to approve such amendment to permit borrowing at a higher level by the Funds. If approved, each Fund's investment restriction would be revised to state:

        "[The Fund will not:] Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restriction, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets."

The revised fundamental investment restriction will take effect after receipt of approval by Shareholders.

To be approved, the proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #4.

                            THE BOARD OF TRUSTEES RECOMMENDS THAT
                           SHAREHOLDERS VOTE TO APPROVE A CHANGE IN
                     EACH FUND'S FUNDAMENTAL RESTRICTIONS TO INCREASE THE
                          LIMITS ON BORROWING MONEY FOR THE PURPOSE
                                    OF MEETING REDEMPTIONS



                          PROPOSAL #7: TO APPROVE THE ELIMINATION OF
                         CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                                   APPLICABLE TO THE FUNDS

In October 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA") to promote efficiency and capital formation in the financial markets. Among its provisions, NSMIA preempted states from regulating the offering of securities of registered investment companies, such as the Investment Company. In practical effect, NSMIA nullified a body of differing state securities laws applicable to operational and investment requirements that had historically been imposed on investment companies by some states.

As a result of the enactment of NSMIA, certain of the fundamental and non-fundamental investment policies and restrictions adopted in the past by the Funds to comply with state qualification requirements were rendered no longer necessary. At the Board meeting held on November 4, 1996, management recommended that the Trustees approve, subject to Shareholder approval, the elimination of certain fundamental and non-fundamental investment policies and restrictions, which appear in the Investment Company's Statements of Additional Information. The fundamental restrictions for each of the Funds which are proposed to be eliminated are substantially as follows:

 1) The Fund will not invest in interests in oil, gas or other mineral exploration or development programs;

 2) The Fund will not invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities; and

 3) The Fund will not purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Investment Company, or one or more of the officers or directors of the money manager responsible for the investment or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

     In addition, Shareholders of the Equity I, Equity II, Equity III, Equity Q, Equity T, Emerging Markets, Fixed Income II, Fixed Income III, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, and Multistrategy Bond Funds are being asked to approve the elimination of the following additional fundamental restriction:

        4) The Fund will not invest more than 5% of the current market value of is assets in warrants which are not listed on the New York or American Stock Exchanges.

Management believes that the fundamental restrictions identified above limit the Funds' money managers without a commensurate reduction in risk for the Funds, and hence, benefit neither the Funds nor their Shareholders. Since NSMIA has preempted the states' ability to compel the Funds' compliance with these investment restrictions, the Board approved the elimination, subject to Shareholder approval, of each of the restrictions set forth above.

Shareholders must vote to eliminate each investment restriction identified above individually.

To be approved, the elimination of each fundamental investment restriction must receive the affirmative vote of "a majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #4.

                            THE BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS VOTE TO APPROVE THE ELIMINATION OF
                         CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                                   APPLICABLE TO THE FUNDS


                          PROPOSAL #8: TO APPROVE A PROPOSED CHANGE
                   IN THE LIMITED VOLATILITY TAX FREE BOND FUND'S
                            FUNDAMENTAL INVESTMENT OBJECTIVE

     The Limited Volatility Tax Free Bond Fund's ("Tax Free Fund")current investment objective is to provide a high level of federal tax-exempt income consistent with preservation of capital, by investing primarily in municipal obligations maturing in seven years or less from the date of acquisition. At a Board meeting held on April 27, 1998, management recommended that the Tax Free Fund's investment objective be revised to state that the Fund will seek to provide a high level of federal tax exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities. The principal significance of this change will be to permit the Tax Free Fund to adjust its maximum maturity limit to reflect investment factors affecting the marketplace, instead of operating within a fixed maximum period of seven years. Management proposed to the Board that the actual maturity range will relate to the range of maturity of the recommended benchmark, The Lehman Brothers Three to Ten Year Municipal Bond Index described below. The Tax Free Fund currently intends to invest 100%, and will always invest at least 80%, of its net assets in municipal obligations.

Management suggested, and the Board agreed, that a slight increase in the range of maturities which the Tax Free Fund might acquire could offer the potential for an improvement in the range of yields available to the Fund for investment. For the same reason, management suggested that it would expect to ease very slightly the Tax Free Fund's credit restrictions to permit the possibility of a small increase in the return potential. Management described the concept that portfolio investments with a longer maturity might be more volatile in the marketplace, but noted that the increase in the range was not expected to produce a significant change in the average weighted maturity of the portfolio. The Board considered these factors, and concluded that there was a reasonable basis to anticipate that the additional return would justify the possibility of a small change in the portfolio's average maturity.

     In conjunction with the modification of the Tax Free Fund's investment objective, management recommended that the Board change the Tax Free Fund's benchmark from The Lehman Brothers Seven Year Municipal Bond Index to The Lehman Brothers Three to Ten Year Municipal Bond Index. This will reflect the more flexible range of maturities which would be authorized under the Fund's revised duration policy. Furthermore it was also proposed that the advisory fee for the Tax Free Fund be reduced from 0.45% to 0.30% of the Tax Free Fund's average daily net assets. Management suggested that the fee reduction in Proposal #4 above, together with the proposed changes, could improve the Tax Free Fund's market identity and could result in increased sales of the Fund's shares. In this regard, it was also proposed that the name of the Tax Free Fund will be changed to the Tax Exempt Bond Fund.

     The Board considered these factors, and recommended that the proposed change in the Tax Free Fund's investment objective and reduction in its advisory fee be presented for shareholder approval at the Special Meeting. To be approved, the new investment objective must receive the affirmative vote of a "majority of the outstanding voting securities" of the Tax Free Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #4. The Board also approved the proposed change in the name of the Fund.

     THE BOARD OF TRUSTEES  RECOMMENDS  THAT  SHAREHOLDERS  OF THE TAX FREE FUND
                  VOTE TO APPROVE THE PROPOSED INVESTMENT OBJECTIVE

                    INFORMATION REGARDING THE CURRENT MANAGEMENT AGREEMENT

The table below sets forth (i) the net assets of each Fund as of the Investment Company's year ended December 31, 1997; (ii) the rate of management fee, computed daily and payable monthly, to which FRIMCo is entitled for the services provided and expenses assumed pursuant to the Management Agreement; (iii) the management fees paid by FRIMCo to each Fund's money managers for their investment selection services for the year ended December 31, 1997; and (iv) the actual management fees (net of waivers) paid by each Fund for the year ended December 31, 1997.

Name of Fund                                   Net Assets          Annual             Fees Paid to Money
                                               as of               Management Fee     Managers for         Management Fees
                                               12/31/97            (Based On          Fiscal Year          (net of waivers) for
                                                                   Average Net        Ended 12/31/97       Year Ended 12/31/97
                                                                   Assets)

Diversified Equity Fund
Special Growth Fund
Equity Income Fund
Quantitative Equity Fund
International Securities Fund
Diversified Bond Fund
Multistrategy Bond Fund
Limited Volatility Tax Free
Bond Fund                                       $83,076,000        0.50%               $207,690                 0.50%
Volatility Constrained
Bond Fund
Real Estate Securities Fund
U.S. Government Money Market Fund
Tax Free Money  Market  Fund
Equity I Fund
Equity II Fund
Equity III Fund
Equity Q Fund
International Fund
Emerging Markets Fund
Fixed Income I Fund
Fixed  Income II Fund
Fixed  Income III Fund
Equity T Fund
Money  Market  Fund
Aggressive   Strategy  Fund
Balanced   Strategy  Fund
Moderate  Strategy  Fund
Conservative Strategy Fund
Equity Balanced Strategy Fund

     The table below sets forth the fees and expenses for each Fund that are expected to be incurred as a result of the implementation of the Proposed
Advisory Agreement described above in Proposal #4 as well as the proposed reduction in advisory fee described in Proposal #8. For your reference, the current and the proposed management fees, other expenses and total Fund operating expenses are depicted.

Name of Fund                             Current      Current    Current                  Proposed   Proposed
                                         Management   Other      Total                    Other      Total
                                         Fee          Expenses   Fund         Proposed    Expenses   Fund
                                                                 Operating    Advisory             Operating
                                                                 Expenses     Fee                    Expenses


Diversified Equity Fund
Special Growth Fund
Equity Income Fund
Quantitative Equity Fund
International Securities Fund
Diversified Bond Fund
Multistrategy Bond Fund
Limited Volatility Tax Free
Bond Fund                                 0.50%         0.21%       0.71%        0.30%      0.26%       0.56%
Volatility Constrained
Bond Fund
Real Estate Securities Fund
U.S. Government Money Market Fund
Tax Free Money Market Fund
Equity I Fund
Equity II Fund
Equity III Fund
Equity Q Fund
International Fund
Emerging Markets Fund
Fixed Income I Fund
Fixed Income II Fund
Fixed Income III Fund
Equity T Fund
Money Market Fund
Aggressive Strategy  Fund
Balanced  Strategy  Fund
Moderate  Strategy  Fund
Conservative Strategy Fund
Equity Balanced Strategy Fund


For the year ended December 31, 1997, brokerage commissions paid by the Funds were:

Equity I Fund                                                      $  2,525,291
Equity II Fund                                                          743,450
Equity III Fund                                                         540,862
Equity Q Fund                                                         1,323,995
Equity T Fund                                                            40,539
International Fund                                                    2,679,272
Emerging Markets Fund                                                 1,722,534
Diversified Equity Fund                                               2,340,509
Special Growth Fund                                                     828,211
Equity Income Fund                                                      515,622
Quantitative Equity Fund                                              1,069,927
International Securities Fund                                         2,193,334
Real Estate Securities Fund                                             641,659
Volatility Constrained Bond Fund
        Total                                                       $17,165,205

Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Multistrategy Bond, Limited Volatility Tax Free Bond, US Government Money Market and Tax Free Money Market Funds normally do not pay a stated brokerage commission on a transaction. These latter Funds, however, engage in transactions with dealers acting as principal and the costs of such transactions involve dealer spreads rather than brokerage commissions.

Directors and Officers of FRIMCo

Set forth below are the names and current positions of the directors and officers of FRIMCo, along with their positions with FRC and/or the Investment Company, if applicable:

    Name                    Investment Company         FRIMCo                     FRC
    George F. Russell,      Trustee,                   Director                   Director,
    Jr.                     Chairman of the Board                                 Chairman of
                                                                                  the Board

    Lynn L. Anderson        Trustee, President,        Director,                  Director
                            and Chief Executive        Chairman of the Board
                            Officer                    and Chief Executive
                                                       Officer

    Randall P. Lert         Director of                Director                   -------
                            Investments

    Eric A. Russell         -------                    Director, President        Director

    Karl J. Ege             Secretary and              Secretary and              Secretary and
                            General Counsel            General Counsel            General
                                                                                  Counsel

    Peter F. Apanovitch     Manager of Short Term      Manager of Short Term      -------
                            Investment Funds           Investment Funds

    Mark E. Swanson         Treasurer and Chief        Interim Director of        -------
                            Accounting Officer         Fund Administration
                                                       and Accounting




                    INFORMATION REGARDING THE SOLICITATION AND REVOCATION
                              OF PROXIES AND VOTING INFORMATION

     This Proxy Statement is provided on behalf of the Board of Trustees of the Investment Company in connection with a Special Meeting in lieu of Annual Meeting of Shareholders of the Investment Company to be held at the offices of the Investment Company at 909 A Street, Tacoma, Washington 98402, on Thursday, November 19, 1998 at 10:00 a.m., local time, and at any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about October 10, 1998. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Investment Company expressly revoking your proxy, by signing and forwarding to the Investment Company a later-dated proxy, or by attending the Special Meeting and casting your votes in person.

The Investment Company requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. The Investment Company may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. In addition to solicitations by mail, some of the officers and employees of the Investment Company, FRIMCo and
Distributors,  without  extra   remuneration,   may  conduct  additional
solicitations by telephone or facsimile or computer transmission or in person. The Investment Company has engaged Management Information Systems to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $25,000 and $50,000.

Who may vote at the Special Meeting?

The Board of the Investment Company has fixed the close of business on September 21, 1998, as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. The holders of 5% or more of a Fund's shares are listed in the section "Principal Shareholders" below. At the close of business on the Record Date, the total number of voting shares of each Fund issued and outstanding was:

Name of Fund                                    Total Number of
                                           Voting Shares Outstanding

Diversified Equity Fund
Special Growth Fund
Equity Income Fund
Quantitative Equity Fund
International Securities Fund
Diversified Bond Fund
Multistrategy Bond Fund
Limited  Volatility  Tax  Free  Bond  Fund
Volatility Constrained Bond Fund
Real  Estate  Securities  Fund
U.S.Government  Money Market Fund
Tax Free Money Market Fund
Equity I Fund
Equity II Fund
Equity III Fund
Equity Q Fund
International  Fund
Emerging  Markets  Fund
Fixed  Income I Fund
Fixed  Income II Funds
Fixed  Income III Fund
Equity T Fund
Money Market Fund
Aggressive  Strategy  Fund
Balanced  Strategy  Fund
Moderate Strategy Fund
Conservative Strategy Fund
Equity Balanced Strategy Fund


The holder of record of each full share of beneficial interest of a Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Special Meeting or any adjournments thereof, with a proportionate vote for each fractional share.

What other business will be discussed at the Special Meeting in Lieu of Annual Meeting?

The Board of Trustees does not intend to present any matters before the Special Meeting in Lieu of Annual Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any other matter legally comes before the meeting, your shares will be voted in accordance with the instructions of the Board of Trustees of the Investment Company, and in the judgment of the named proxies.

What if a  quorum  is not  present  at the  Special  Meeting  in Lieu of  Annual
Meeting?

In the event a quorum is not present at the Special Meeting in Lieu of Annual Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies which they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by the Investment Company. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum.

                                    PRINCIPAL SHAREHOLDERS

As of September 21, 1998, the only persons known by the Investment Company to be beneficial owners of more than 5% of the Investment Company's voting securities were:







                                    ADDITIONAL INFORMATION

How are the Funds Distributed?

Distributors, located at 909 A Street, Tacoma, WA 98402, a wholly-owned subsidiary of FRIMCo, serves as the principal underwriter of the Investment Company's shares. Distributors receives no compensation from the Investment Company for its services.

Massachusetts State Law Considerations

The Investment Company is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement of the Investment Company contains an express disclaimer of shareholder liability for acts or obligations of the Investment Company and provides for indemnification and reimbursement of expenses out of the Investment Company's property for any shareholder held personally liable for the obligations of the Investment Company. The amended Master Trust Agreement also provides that the Investment Company may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Investment Company, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability also is limited to circumstances in which both inadequate insurance exists and the Investment Company itself is unable to meet its obligations.

Under Massachusetts law, the Investment Company is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act. The Investment Company is holding the Special Meeting in lieu of an annual meeting because of the items that must be presented for Shareholders' consideration and approval.

As of September 21, 1998, the officers and Trustees of the Investment Company as a group beneficially owned less than 1% of the shares of each Fund outstanding on such date.

Annual and Semi-Annual Reports

A Fund will furnish, without charge, a copy of the Fund's Annual Report and the most recent Semi-Annual Report succeeding the Annual Report to a Shareholder upon request. A Shareholder may receive the report by writing to the Secretary, Frank Russell Investment Company, 909 A Street, Tacoma, Washington 98402 or by telephoning 1-800-832-6688.


                                            By Order of the Trustees,


                                   Karl J. Ege
                                            Secretary

October __, 1998

                                 EXHIBITS TO PROXY STATEMENT

Exhibit

A.  List of Money Managers.

B. Current Management Agreement (the "Management Agreement") between the Investment Company and FRIMCo.

C. Proposed Advisory Agreement ("Proposed Advisory Agreement") between the Investment Company and FRIMCo.

FRANK RUSSELL INVESTMENT COMPANY                                      PROXY
SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 19, 1998

The undersigned hereby revokes all previous proxies for the undersigned's shares and appoints Gregory J. Lyons and Rick Chase, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Frank Russell Investment Company (the "Investment Company") which the undersigned is entitled to vote at the Investment Company's Special Meeting in Lieu of Annual Meeting of Shareholders ("Special Meeting") to be held at the offices of the Investment Company at 909 A Street, Tacoma, WA 98402 at 10:00 a.m., local time, on Thursday, the 19th day of November 1998, including any adjournment thereof, upon such business as may properly be brought before the Special Meeting.

                                                       FOR    AGAINST    ABSTAIN

No. 1  Reserved


No. 2  To  elect  the  Board  of   Trustees  of  the
       Investment Company: (To withhold your vote from any nominee, strike out the name of the nominee below.)
       a.  Lynn L. Anderson
       b.  Paul E. Anderson
       c.  Paul Anton, Ph.D.
       d.  William E. Baxter
       e.  Lee C. Gingrich
       f.  Eleanor W. Palmer

No. 3  To     ratify      the      selection      of
       PricewaterhouseCoopers     LLP     as     the
       independent  accountants  for the  Investment
       Company.

No. 4  To  approve  a new  advisory  agreement  with
       Frank Russell  Investment  Management Company
       ("FRIMCo"),  the current  investment  manager
       to the  Investment  Company,  reflecting  the
       restructuring    of    services    and    the
       compensation  of FRIMCo for managing  certain
       additional    assets   of   the    Investment
       Company's sub-trusts (each a "Fund"), as set forth in the Proxy Statement.
                                         or

No. 4  To  approve  a new  advisory  agreement  with
       Frank Russell  Investment  Management Company
       ("FRIMCo"),  the current  investment  manager
       to the  Investment  Company,  reflecting  the
       restructuring  of  services,  a reduction  in
       fees,  and the  compensation  of  FRIMCo  for
       managing  certain  additional  assets  of the
       Investment   Company's   sub-trusts  (each  a
       "Fund"), as set forth in the Proxy Statement.

No. 5 To approve a new advisory agreement with FRIMCo, to take effect upon the acquisition of Frank Russell Company by The Northwestern
       Mutual Life Insurance Company.

No. 6  To   approve   a   change   to  each   Fund's
       fundamental     investment      restrictions,
       authorizing a higher borrowing level for the purpose of meeting redemptions.

No. 7  To   approve   the   amendment   of   certain
       fundamental      investment      restrictions
       applicable to the Funds to revise the Funds' fundamental investment restrictions to:

No. 7.a. Eliminate  the  restriction  on  investing in
         interests  in  oil,  gas  or  other   mineral
         exploration or developmental programs;

No. 7.b. Eliminate the restriction on investing in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities;

No. 7.c. Eliminate  the  restriction  on purchasing or
         retaining the  securities of an issuer if, to
         the  Fund's  knowledge,  one or  more  of the
         trustees  or   officers  of  the   Investment
         Company,  or one or more of the  directors of
         the  money   manager   responsible   for  the
         investment  or  its  directors  or  officers,
         individually own beneficially  more than1/2of
         1% of  the  securities  of  such  issuer  and
         together   own   more   than   5%   of   such
         securities; and

No. 7.d. Eliminate the restriction  that the Fund will
         not  invest  more  than  5%  of  the  current
         market value of its assets in warrants  which
         are not  listed  on the New York or  American
         Stock Exchanges.
No. 8    To  approve a new  investment  objective  for
         the Limited  Volatility  Tax FreeBond Fund as
         set forth in the Proxy Statement.
                                                        GRANT           WITHHOLD
         To consider and act upon any other business which may legally come before the meeting

     PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES OF THE BOARD, AND IN FAVOR OF THE PROPOSALS TO APPROVE AN ADVISORY AGREEMENT AND TO AMEND AN INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL RESTRICTIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS ARE NOT AWARE AT THIS TIME, THE PROXY HOLDERS MAY VOTE IN ACCORDANCE WITH THE VIEWS OF THE TRUSTEES THEREON. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

                                    Dated:

                                    Signature

                                    Signature

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                          Exhibit A

As of the date of this Proxy Statement, the money managers for the Funds, along with their addresses, are as follows:

Diversified Equity Fund

Alliance Capital Management L.P., First Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322.

Barclays Global Fund Advisors N.A., 45 Freemont Street, San Francisco, CA 94105.

Equinox Capital Management, Inc., 590 Madison Ave., 41st Floor, New York, NY 10022.

INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309.

Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020.

Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA., 30308.

Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA., 19087.

Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107.

Trinity Investment Management Corp., 75 Park Plaza, Boston, MA 02116.

Special Growth Fund

Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048.

GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA., 92121.

Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068.

Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101.

Wellington Management Company LLP, 75 State Street, Boston, MA., 02109.

Equity Income Fund

Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201 N. Walnut Street,Wilmington, DE 19801.

Equinox Capital Management, Inc., See: Diversified Equity Fund.

Trinity Investment Management Corp., See: Diversified Equity Fund.

Quantitative Equity Fund

Barclays Global Fund Advisors N.A., See: Diversified Equity Fund.

Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104.

J.P. Morgan Investment Management Inc., 522 Fifth Ave., New York, NY 10036.

International Securities Fund

J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.

Marathon Asset Management Limited, Orion House, 5 Upper St. Martin S. Lane, London, England WC2H 9EA.

Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004.

Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110.

Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR.

Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153.

The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402.

Diversified Bond Fund

Lincoln Capital Management Company, See: Diversified Equity Fund.

Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

Multistrategy Bond Fund

BEA Associates, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022.

Pacific Investment Management Company, See: Diversified Bond Fund.

Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

Limited Volatility Tax Free Bond Fund

MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116, is a wholly-owned, indirect subsidiary of Sun Life Assurance Company of Canada (US), a mutual insurance company.

Standish Ayer & Wood, Inc., One Financial Center, Boston, MA 02111,

Real Estate Securities Fund

Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803.

U.S. Government Money Market Fund

Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

Tax Free Money Market Fund

Weiss, Peck & Greer Advisers, LLC., One New York Plaza, 30th Floor, New York, NY 10004.

Equity I Fund

Alliance Capital Management  L.P., See: Diversified Equity Fund.

Barclays Global Fund Advisors, See: Diversified Equity Fund.

Equinox Capital Management,  Inc.,  See: Diversified Equity Fund.

INVESCO Capital Management, Inc., See: Diversified Equity Fund.

Lincoln Capital Management Company, See: Diversified Equity Fund.

Morgan Stanley Asset Management, Inc., See: Diversified Equity Fund.

Peachtree Asset Management, See: Diversified Equity Fund.

Schneider Capital Management, See: Diversified Equity Fund.

Suffolk Capital Management, Inc., See: Diversified Equity Fund.

Trinity Investment Management Corp., See: Diversified Equity Fund.

Equity II Fund

Delphi Management, Inc., See: Special Growth Fund.

Fiduciary International, Inc., See: Special Growth Fund.

GlobeFlex Capital, L.P., See: Special Growth Fund.

Jacobs Levy Equity Management, Inc., See: Special Growth Fund.

Sirach Capital Management, Inc., See: Special Growth Fund.

Wellington Management Company, See: Special Growth Fund.

Equity III Fund

Brandywine Asset Management, Inc., See: Equity Income Fund

Equinox Capital Management, Inc., See: Diversified Equity Fund

Trinity Investment Management Corp., See: Diversified Equity Fund

Equity Q Fund

Barclays Global Fund Advisors, See: Diversified Equity Fund

Franklin Portfolio Associates Trust, See: Quantitative Equity Fund.

J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.

International Fund

J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.

Marathon Asset Management Limited, See: International Securities Fund.

Oechsle International Advisors, See: International Securities Fund.

Rowe Price-Fleming International, Inc., See: International Securities Fund.

Sanford C. Bernstein & Co., See: International Securities Fund.

The Boston Company Asset Management, Inc., See: International Securities Fund.

Emerging Markets Fund

Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY.

J.P. Morgan Asset Management, Inc., See: Quantitative Equity Fund.

Montgomery  Asset  Management  LCC., 101 California  Street,  San Francisco,  CA
94111.

Fixed Income I Fund

Lincoln Capital Management Company, See: Diversified Equity Fund.

Pacific Investment Management Company, See: Diversified Bond Fund.

Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

Fixed Income II Fund

BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154.

Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

STW Fixed Income Management, Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM KX, Bermuda.

Fixed Income III Fund

BEA Associates, See: Multistrategy Bond Fund.

Pacific Investment Management Company, See: Diversified Bond Fund.

Standish, Ayer & Wood, Inc., See: Volatility Constrained Bond Fund.

Equity T Fund

J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund

Money Market Fund

Frank Russell Investment Management Company, See: U.S. Government Money Market Fund.

EXHIBIT B

Present Advisory Agreement

                            AMENDED AND RESTATED MANAGEMENT AGREEMENT

THIS ADVISORY AGREEMENT dated this ___ day of _____, 1998 (the"Agreement"), between FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust hereinafter called the "Trust" and FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington Corporation hereinafter called the "Manager."

WHEREAS, the Trust has been organized by and at the expense of a company affiliated with the Manager and operates as an investment company of the "series" type registered under the Investment Company Act of 1940 ("1940 Act") for the purpose of investing and reinvesting its assets in portfolios of securities, each of which has distinct investment objectives and policies (each distinct portfolio being referred to herein as a "Sub-Trust"), as set forth more fully in its Master Trust Agreement, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various statistical, research, money manager selection, investment management, and other services; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and will engage in the business of rendering investment advisor, counseling, money manager recommendation, and supervisory services to investment consulting clients; and the Manager and its affiliated corporations have undertaken the initiative and expense of organizing the Trust in order to have a means to commingle assets for certain investors to have access to and utilize the "Multi-Style, Multi-Manager" method of investment and to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, Trust and the Manager agree as follows:

1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trusts assets and to act as a discretionary Money Manager to certain of the Sub-Trusts in the manner set forth in Section 2(B)of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

2. Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:
   A. [Reserved]

   B. Investment Management Services.

      (1)The Trust intends to appoint one or more persons or companies ("Money manager[s]") for each of the Sub-Trusts or segments thereof, and each Money Manager shall have full investment discretion and shall make all determinations with respect to the investment of a Sub-Trusts assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. The Manager shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Sub-Trust portfolio.

      (2)The Manager shall, subject to and in accordance with the investment objectives and policies of the Trust and each Sub-Trust and any directions which the Trusts Board of Trustee may issue to the Manager, have: (i) overall supervisory responsibility for the general management and investment of the Trusts assets and securities portfolios; and (ii) full investment discretion to make all determinations with respect to the investment of Sub-Trust assets not assigned to a Money Manager.

      (3)The Manager shall develop overall investment programs and strategies for each Sub-Trust, or segments thereof, shall revise such programs as necessary, an shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

      (4)The Manager shall research and evaluate Money Managers and shall advise the Board of Trustees of the Trust of the Money Managers which the Manager believes are best suited to invest the assets of each Sub-Trust; shall monitor and evaluate the investment performance of each Money Manager employed by the Trust; shall determine the portion of each Sub-Trusts assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers.

      (5)The Manager shall render to the Trusts Board of Trustees such periodic reports concerning the Trusts and Sub-Trusts business and investments as the Board of Trustees shall reasonably request.

   C. Use of Frank Russell Company Research.

      The Manager is hereby authorized and expected to utilize the research and other resources of Frank Russell Company, its corporate parent, or any predecessor organization, in providing the Investment Management Services specified in Subsection "B," above. Neither the Manager nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

   D. Provision  of  Information   Necessary  for   Preparation  of
      Securities  Registration  Statements,  Amendments  and  Other
      Materials.

      The Manager will make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trusts shares.

   E. Other Obligations and Services.

      The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

3. Execution and Allocation of Portfolio Brokerage Commissions. The Manager or the Money Managers, subject to and in accordance with any directions which the Trusts Board of Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Sub-Trusts portfolio transactions. When placing such orders, the primary objective of the Manager and Money Managers shall be to obtain the best net price and execution for the Trust, but this requirement shall not be deemed to obligate the Manager or a Money Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Trust, the Manager and/or the Money Managers in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, the Manager or a Money Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Manager agree that the Manager and the Money Managers shall select brokers for the execution of the Sub-Trusts portfolio transactions from among:

   A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trusts net assets, in such amount of total brokerage as may reasonably be required in light of such services;

   B. Those brokers and dealers who supply brokerage and research services to the Manager and/or its affiliated corporations, or the Money Managers, which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Manager or Money Managers in a better position to make decisions in connection with the management of the Trusts assets and portfolios, whether or not such data may also be useful to the Manager and its affiliates, or the Money Managers and their affiliates, in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required; and

   C. Frank Russell Securities, Inc., an affiliate of Manager, when the Manager or Money Manager has determined that the Trust will receive competitive execution, price, and commissions. The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

      The Manager agrees and each Money Manager will be required to agree, that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Managers or Money Managers primary duty to obtain the best net price and execution for the Trust.

4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include:

   A. Fees for the services of the Money Managers;

   B. Expenses of all audits by independent public accountants;

   C. Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

   D. Expenses  of  custodial  services   including   recordkeeping
      services provided by the Custodian;

   E. Expenses of obtaining quotations for calculating the value of the Trusts net assets;

   F. Expenses  of  obtaining   Portfolio   Activity   Reports  and
      Analyses  of  International   Management   reports  for  each
      portfolio of each Sub-Trust;

   G. Expenses of maintaining each Sub-Trusts tax records;

   H. Salaries and other compensation of any of the Trusts executive officers and employees, if any, who are not
      officers,  directors,   stockholders,  or  employees  of  the
      Manager;

   I. Taxes levied against the Trust;

   J. Brokerage  fees  and   commissions  in  connection  with  the
      purchase and sale of portfolio securities for the Trust;

   K. Costs, including the interest expense, of borrowing money;

   L. Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trusts existence, and the registration of shares with federal and state securities authorities;

   M. Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

   N. Costs of printing stock certificates representing shares of the Trust;

   O. Trustees fees and expenses to trustees who are not officers, employees, or stockholders of the Manager or any of its affiliates;

   P. The Trusts pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

   Q. Association membership dues; and

   R. Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

5. Activities and Affiliates of the Manager.

   A. The services of the Manager and its affiliated corporations to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.

      (1)The Manager and its affiliated corporations shall use the same skill and care in the management of the Sub-Trusts portfolios as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but they shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

     (2) The Trust expressly recognizes that Frank Russell Trust Company ("Trust Company"), a corporation affiliated with the Manager, is also a client of a corporation affiliated with the Manager and receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust; that Trust Company has, or may have, commingled investment funds with substantially the same investment objectives, strategies, and programs as the Trust; that the Trust was organized by and at the expense of a corporation affiliated with the Manager for the express purpose of offering the same type of investment management services to the Trusts shareholders, at least some of whom could not obtain these services through Trust Company, as Trust Company provides to its trust customers; and that over time Trust Company and the Trust may utilize some of the same money managers and have similar portfolio securities holdings.

   B. Subject to and in accordance with the Master Trust Agreement (as defined below) and By-Laws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in the Manager or its affiliates directors, agents, or shareholders of the Manager or its affiliates; that directors, officers, agents, and shareholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Master Trust Agreement, By-Laws, and the 1940 Act.

6. Compensation of the Manager.

      As consideration for the Managers services to the following Sub-Trusts, the Manager shall receive from each of these Sub-Trusts an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month, of the following annual percentages of each Sub-Trusts average daily net assets during the month:

           Diversified Equity                          .78%
           Special Growth                              .95%
           Equity Income                               .80%
           Quantitative Equity                         .78%
           Diversified Bond                            .45%
           Volatility Constrained Bond                 .50%
           International Securities                    .95%
           Multistrategy Bond                          .65%
           Limited Volatility Bond                     .50%
           U.S. Government Money Market                .25%
           Tax Free Money Market                       .25%
           Real Estate Securities                      .80%
           Emerging Markets                           1.20%
           Money Market                                .25%
           Equity I                                    .60%
           Equity II                                   .75%
           Equity III                                  .60%
           Equity Q                                    .60%
           International                               .75%
           Fixed Income I                              .30%
           Fixed Income II                             .45%
           Fixed Income III                            .55%
           Equity T                                    .75%
           Aggressive Strategy                         .25%
           Balanced Strategy                           .25%
           Moderate Strategy                           .25%
           Conservative Strategy                       .25%
           Equity Balanced Strategy                    .25%

      From this management fee, the Manager shall compensate the Money Managers as a fiduciary of the Trust.

7. Liabilities of the Manager.

   A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

   B. No provision of this Agreement shall be construed to protect any, trustee or officer of the Trust, or the Manager and its corporate affiliates, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8. Renewal and Termination.

   A. This Agreement shall become effective on and as of__________, 1998 and shall continue in effect as to each Sub-Trust until April 30, 2000. The Agreement is renewable annually thereafter for successive one-year periods
      (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Sub-Trust, by a vote of a majority of the outstanding voting securities of that Sub-Trust, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust) cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the shareholders of any one or more Sub-Trusts fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulation thereunder.

   B. This Agreement:

      (a) May at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Sub-Trust, by vote of a majority of the outstanding voting securities of the Sub-Trust, on 60 days written notice to the Manager;

      (b)  Shall   immediately   terminate  in  the  event  of  its
        assignment; and

      (c) May be terminated by the Manager on 60 days written notice to the Trust.

   C. As used in this Section 8, the terms of "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

   D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

10.Reservation  of Name.  The  parties  hereto  acknowledge  that Frank  Russell
   Company has reserved the right to grant the non-exclusive use of the name "Frank Russell," or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Frank Russell." In the event that Frank Russell Company should elect to withdraw the use of the name "Frank Russell" from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

11.Limitation of Liability.  The Master Trust  Agreement dated July 26, 1984, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Frank Russell Investment Company means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                            FRANK RUSSELL INVESTMENT COMPANY


______________________________              By:    ___________________________
Karl J. Ege, Secretary                             Lynn L. Anderson, President

                                            FRANK RUSSELL INVESTMENT
                                            MANAGEMENT COMPANY


______________________________              By:    ___________________________
Karl J. Ege, Secretary                            Eric A. Russell, President

FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Investment Company upon the request of the Board of Trustees or officers of the Trust, or upon the request of manager pursuant to Section 2(C).

                                            FRANK RUSSELL COMPANY


______________________________      By:     ___________________________
Karl J. Ege, Secretary                      Michael J. A. Phillips,President

  Proposed Advisory Agreement                                      EXHIBIT C


        ADVISORY AGREEMENT

THIS MANAGEMENT AGREEMENT amended and restated this 27th day of April, 1998 (the"Agreement"), between FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust hereinafter called the "Trust" and FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington Corporation hereinafter called the "Manager."

WHEREAS, the Trust has been organized by and at the expense of a company affiliated with the Manager and operates as an investment company of the "series" type registered under the Investment Company Act of 1940 ("1940 Act") for the purpose of investing and reinvesting its assets in portfolios of securities, each of which has distinct investment objectives and policies (each distinct portfolio being referred to herein as a "Sub-Trust"), as set forth more fully in its Master Trust Agreement, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various management, administrative, statistical, research, money manager selection, investment management, and other services; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and will engage in the business of rendering investment advisor, counseling, money manager recommendation, and supervisory services to investment consulting clients; and the Manager and its affiliated corporations have undertaken the initiative and expense of organizing the Trust in order to have a means to commingle assets for certain investors to have access to and utilize the "Multi-Style, Multi-Manager" method of investment and to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, Trust and the Manager agree as follows:

1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trusts assets and to act as a discretionary Money Manager to certain of the Sub-Trusts in the manner set forth in Section 2(B) of this Agreement, and to administer its business and administrative operations, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

2. Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

   A. Management and Administrative Services.

      (1)The Manager shall furnish to the Trust adequate (a) office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, (b) office furnishings, facilities, and equipment as may be reasonably required for managing and administering the business and operations of the Trust, including
         (i) complying with the business trust, securities, and tax reporting requirements of the United States and the various states in which the Trust does business, (ii) conducting correspondence and other communications with the Shareholders of the Trust, and (iii) maintaining or supervising the maintenance of all internal bookkeeping, accounting, and auditing services and records in connection with the Trusts investment and business activities. The Trust agrees that its shareholder recordkeeping services, the computing of net asset value and the preparation of certain of its records required by Rule 31 under the 1940 Act are maintained by the Trusts Transfer Agent, Custodian, and Money Managers, and that with respect to these records the Managers obligations under this Section 2(A) are supervisory in nature.

      (2)The Manager shall employ or provide and compensate the executive, administrative, secretarial, and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 2(A)
         (l), and shall bear the expense of providing such services except as provided in Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Trust who are officers or employees of the Manager, or its affiliated companies.

   B. Investment Management Services.

      (1)The Trust intends to appoint one or more persons or companies ("Money manager[s]") for each of the Sub-Trusts or segments thereof, and each Money Manager shall have full investment discretion and shall make all determinations with respect to the investment of a Sub-Trusts assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. The Manager shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Sub-Trust portfolio.

      (2)The Manager shall, subject to and in accordance with the investment objectives and policies of the Trust and each Sub-Trust and any directions which the Trusts Board of Trustee may issue to the Manager, have: (i) overall supervisory responsibility for the general management and investment of the Trusts assets and securities portfolios; and (ii) full investment discretion to make all determinations with respect to the investment of Sub-Trust assets not assigned to a Money Manager.

      (3)The Manager shall develop overall investment programs and strategies for each Sub-Trust, or segments thereof, shall revise such programs as necessary, an shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

      (4)The Manager shall research and evaluate Money Managers and shall advise the Board of Trustees of the Trust of the Money Managers which the Manager believes are best suited to invest the assets of each Sub-Trust; shall monitor and evaluate the investment performance of each Money Manager employed by the Trust; shall determine the portion of each Sub-Trusts assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers.

      (5)The Manager shall render to the Trusts Board of Trustees such periodic reports concerning the Trusts and Sub-Trusts business and investments as the Board of Trustees shall reasonably request.

   C. Use of Frank Russell Company Research.

      The Manager is hereby authorized and expected to utilize the research and other resources of Frank Russell Company, its corporate parent, or any predecessor organization, in providing the Investment Management Services specified in Subsection "B," above. Neither the Manager nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

   D. Provision  of  Information   Necessary  for   Preparation  of
      Securities  Registration  Statements,  Amendments  and  Other
      Materials.

      The Manager will make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trusts shares.

   E. Other Obligations and Services.

      The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.

3. Execution and Allocation of Portfolio Brokerage Commissions. The Manager or the Money Managers, subject to and in accordance with any directions which the Trusts Board of Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Sub-Trusts portfolio transactions. When placing such orders, the primary objective of the Manager and Money Managers shall be to obtain the best net price and execution for the Trust, but this requirement shall not be deemed to obligate the Manager or a Money Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Trust, the Manager and/or the Money Managers in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, the Manager or a Money Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Manager agree that the Manager and the Money Managers shall select brokers for the execution of the Sub-Trusts portfolio transactions from among:

   A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trusts net assets, in such amount of total brokerage as may reasonably be required in light of such services;

   B. Those brokers and dealers who supply brokerage and research services to the Manager and/or its affiliated corporations, or the Money Managers, which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Manager or Money Managers in a better position to make decisions in connection with the management of the Trusts assets and portfolios, whether or not such data may also be useful to the Manager and its affiliates, or the Money Managers and their affiliates, in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required; and

   C. Frank Russell Securities, Inc., an affiliate of Manager, when the Manager or Money Manager has determined that the Trust will receive competitive execution, price, and commissions. The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

      The Manager agrees and each Money Manager will be required to agree, that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Managers or Money Managers primary duty to obtain the best net price and execution for the Trust.

4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include:

   A. Fees for the services of the Money Managers;

   B. Expenses of all audits by independent public accountants;

   C. Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

   D. Expenses  of  custodial  services   including   recordkeeping
      services provided by the Custodian;

   E. Expenses of obtaining quotations for calculating the value of the Trusts net assets;

   F. Expenses  of  obtaining   Portfolio   Activity   Reports  and
      Analyses  of  International   Management   reports  for  each
      portfolio of each Sub-Trust;

   G. Expenses of maintaining each Sub-Trusts tax records;

   H. Salaries and other compensation of any of the Trusts executive officers and employees, if any, who are not
      officers,  directors,   stockholders,  or  employees  of  the
      Manager;

   I. Taxes levied against the Trust;

   J. Brokerage  fees  and   commissions  in  connection  with  the
      purchase and sale of portfolio securities for the Trust;

   K. Costs, including the interest expense, of borrowing money;

   L. Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trusts existence, and the registration of shares with federal and state securities authorities;

   M. Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

   N. Costs of printing stock certificates representing shares of the Trust;

   O. Trustees fees and expenses to trustees who are not officers, employees, or stockholders of the Manager or any of its affiliates;

   P. The Trusts pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

   Q. Association membership dues; and

   R. Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

5. Activities and Affiliates of the Manager.

   A. The services of the Manager and its affiliated corporations to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.

      (1)The Manager and its affiliated corporations shall use the same skill and care in the management of the Sub-Trusts portfolios as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but they shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.


      (2)The Trust expressly recognizes that Frank Russell Trust Company ("Trust Company"), a corporation affiliated with the Manager, is also a client of a corporation affiliated with the Manager and receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust that Trust Company has, or may have, commingled investment funds with substantially the same investment objectives, strategies, and programs as the Trust; that the Trust was organized by and at the expense of a corporation affiliated with the Manager for the express purpose of offering the same type of investment management services to the Trusts shareholders, at least some of whom could not obtain these services through Trust Company, as Trust Company provides to its trust customers; and that over time Trust Company and the Trust may utilize some of the same money managers and have similar portfolio securities holdings.

   B. Subject to and in accordance with the Master Trust Agreement (as defined below) and By-Laws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in the Manager or its affiliates directors, agents, or shareholders of the Manager or its affiliates; that directors, officers, agents, and shareholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Master Trust Agreement, By-Laws, and the 1940 Act.

6. Compensation of the Manager.

   A. As consideration for the Managers services to the following Sub-Trusts, the Manager shall receive from each of these Sub-Trusts an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month, of the following annual percentages of each Sub-Trusts average daily net assets during the month:

           Diversified Equity                    .73%
           Special Growth                        .90%
           Equity Income                         .75%
           Quantitative Equity                   .73%
           Diversified Bond                      .40%
           Volatility Constrained Bond           .45%
           International Securities              .90%
           Multistrategy Bond                    .60%
           Limited Volatility Tax Free Bond      .30%
           U.S. Government Money Market          .20%
           Tax Free Money Market                 .20%
           Real Estate Securities                .80%
           Emerging Markets                     1.15%
           Money Market                          .20%
           Equity I                              .55%
           Equity II                             .70%
           Equity III                            .55%
           Equity Q                              .55%
           International                         .70%
           Fixed Income I                        .25%
           Fixed Income II                       .45%
           Fixed Income III                      .50%
           Equity T                              .70%
           Aggressive Strategy                   .20%
           Balanced Strategy                     .20%
           Moderate Strategy                     .20%
           Conservative Strategy                 .20%
           Equity Balanced Strategy              .20%

      From this management fee, the Manager shall compensate the Money Managers as a fiduciary of the Trust.


   B. When a Sub-Trust holds cash, securities or other investment assets which are not treated as net assets of the Sub-Trust for the purpose of determining the net assets value per share of such Sub-Trust, the Manager may receive an additional annual fee, accured daily at the rate of 1/365th of the fee and payable following the last day of each month, of 0.07% of the value of such assets for the exercise of investment supervision over such assets.

7. Liabilities of the Manager.

   A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

   B. No provision of this Agreement shall be construed to protect any, trustee or officer of the Trust, or the Manager and its corporate affiliates, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8. Renewal and Termination.

   A. This Agreement shall become effective on and as of April 27, 1998 and shall continue in effect as to each Sub-Trust until April 30, 2000. The Agreement is renewable annually thereafter for successive one-year periods
      (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Sub-Trust, by a vote of a majority of the outstanding voting securities of that Sub-Trust, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust) cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the shareholders of any one or more Sub-Trusts fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulation thereunder.

   B. This Agreement:

      (a) May at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Sub-Trust, by vote of a majority of the outstanding voting securities of the Sub-Trust, on 60 days written notice to the Manager;

      (b)  Shall   immediately   terminate  in  the  event  of  its
        assignment; and

      (c) May be terminated by the Manager on 60 days written notice to the Trust.

   C. As used in this Section 8, the terms of "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

   D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

10.Reservation  of Name.  The  parties  hereto  acknowledge  that Frank  Russell
   Company has reserved the right to grant the non-exclusive use of the name "Frank Russell," or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Frank Russell." In the event that Frank Russell Company should elect to withdraw the use of the name "Frank Russell" from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

11.Limitation of Liability.  The Master Trust  Agreement dated July 26, 1984, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Frank Russell Investment Company means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                            FRANK RUSSELL INVESTMENT COMPANY


______________________________      By:     ___________________________
Karl J. Ege, Secretary                      Lynn L. Anderson, President



                                              FRANK RUSSELL INVESTMENT
                                              MANAGEMENT COMPANY


______________________________      By:     ___________________________
Karl J. Ege, Secretary                       Eric A. Russell, President


FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Investment Company upon the request of the Board of Trustees or officers of the Trust, or upon the request of manager pursuant to Section 2(C).

                                                FRANK RUSSELL COMPANY


______________________________      By:     ___________________________
Karl J. Ege, Secretary                       Michael J. A. Phillips,President

                                         Document II



               Proxy Statement to be sent to the shareholders of the Volatility Constrained Bond Fund. This Proxy Statement was previously filed as part of the Form N-14 Registration Statement of the Fixed Income II Fund series of Frank Russell Investment Company, filed on September 18, 1998 File No. 2-71299, 811-03153. Typographical and data corrections are reflected in this filing.

             FRANK RUSSELL INVESTMENT COMPANY
             VOLATILITY CONSTRAINED BOND FUND
                       909 A Street
                 Tacoma, Washington 98402
                      1-800-972-0700

Dear Volatility Constrained Bond Fund Shareholder:

Enclosed is a Notice of Special Meeting in lieu of Annual Meeting of
Shareholders of the Frank Russell Investment Company (the "Investment
Company").
The Special  Meeting has been called for  Thursday,  November  19, 1998 at
10:00
a.m.,  local  time,  at the offices of the  Investment  Company at 909 A
Street,
Tacoma, Washington. The accompanying Prospectus/Proxy Statement details the proposals being presented for your consideration.

The meeting will consider several proposals, including an Agreement and Plan of
Reorganization. If approved, the Agreement would authorize a merger of the
Volatility Constrained Bond Fund (the "Bond Fund") into the Fixed Income II
Fund
(the "Fixed Income Fund").  Each Fund is a sub-trust of the Investment
Company.
On the date of the merger,  you will receive  Class S Shares of the Fixed
Income
Fund with an aggregate value equal to your present Class S Shares of the Bond
Fund. Following the merger of the Bond Fund into the Fixed Income Fund, the
Fixed Income Fund will change its name to the Short-Term Bond Fund. After carefully studying the merits of the proposed merger of the Bond Fund into the
Fixed Income Fund, the Board of Trustees of the Investment Company has determined that consolidation of the two Funds can provide substantial benefits to the Bond Funds shareholders. To move forward, however, a majority of the shareholders of the Bond Fund must vote in favor of the transaction. Subject to shareholder approval, the merger of the Bond Fund into the Fixed Income Fund is expected to be completed on or about November 20, 1998, or at such earlier or subsequent date as the Investment Company determines to be in the interest of the Funds. In connection with the merger of the Bond Fund into the Fixed Income
Fund, you should note the following:


     -    The  merger  of the Bond  Fund  will be a tax free event.

     - The value of your investment will not change as a result of the merger.

In addition to the proposed merger, shareholders of the Bond Fund will be asked to vote on other matters described in this Prospectus/Proxy Statement.
Shareholders will be asked to: (i) elect the members of the Board of Trustees of the Investment Company; (ii) ratify the selection of PricewaterhouseCoopers LLP as the Investment Companys independent accountants; (iii) approve a proposed advisory agreement between the Investment Company, on behalf of the Bond Fund, and Frank Russell Investment Management Company ("FRIMCo"), restructuring the organization of FRIMCos services and compensating FRIMCo for managing certain additional assets of the Bond Fund; (iv) approve a proposed advisory agreement between the Investment Company, on behalf of the Bond Fund, and FRIMCo, to take effect upon the acquisition of Frank Russell Company by The Northwestern Mutual
Life Insurance Company; (v) approve a change in the Funds fundamental investment restrictions limiting borrowing to authorize a higher borrowing level for the purpose of meeting redemptions; and (vi) approve the elimination of certain fundamental investment restrictions applicable to the Bond Fund. The Bond Fund's shareholders will be asked to approve these latter six items for possible implementation by the Bond Fund prior to the merger of the Bond Fund into the
Fixed Income Fund.

The enclosed materials provide details of the proposals, and your proxy card is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON
AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING. Please return your proxy card as soon as possible.

Sincerely,


Karl J. Ege, Esq.
Secretary

Note: If you own shares of more than one Fund, you will receive a separate proxy card for each Fund. PLEASE COMPLETE THE CARD PROVIDED FOR EACH FUND IN WHICH YOU OWN SHARES so that each Fund will have the quorum needed to conduct its business.


               FRANK RUSSELL INVESTMENT COMPANY
                       909 A Street
                 Tacoma, Washington 98402
-----------------------------------------------------------

    NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                  OF SHAREHOLDERS OF THE
             VOLATILITY CONSTRAINED BOND FUND
                          OF THE
             FRANK RUSSELL INVESTMENT COMPANY

         To be held on Thursday, November 19, 1998

To the Shareholders of Volatility Constrained Bond Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting in lieu of Annual Meeting of the
Shareholders (the  "Shareholders") of the Volatility  Constrained Bond Fund
(the
"Bond Fund"), a sub-trust of Frank Russell  Investment  Company (the
"Investment
Company"), will be held at the Investment Company's offices located at 909 A
Street, Tacoma, Washington, on Thursday, November 19, 1998 at 10:00 a.m., local time, for the following purposes:

1. To approve an Agreement and Plan of Reorganization of the Investment Company, on behalf of the Bond Fund and the Fixed Income II Fund (the "Fixed Income
     Fund"), each a sub-trust of the Investment Company, that provides for the merger of the Bond Fund into the Fixed Income Fund, the distribution of Class S
     Shares of the Fixed Income Fund to the Shareholders of the Bond Fund, and the dissolution of the Bond
     Fund.

2.   To elect the members of the Board of Trustees of the Investment Company.

3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment
     Companys independent accountants.

4.   To approve a proposed  advisory  agreement  with Frank  Russell
Investment
     Management Company ("FRIMCo"), the present investment manager of the Bond
     Fund, restructuring the manner in which services are provided to the Fund, and providing for compensation to FRIMCo for managing certain additional assets of the Bond Fund.

5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The
Northwestern
     Mutual Life
     Insurance Company.

6. To approve a change to the Bond Fund's fundamental investment restriction limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.

7. To approve the elimination of certain fundamental investment restrictions applicable to the Bond Fund.

The Meeting also will consider and act upon any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

The attached Prospectus/Proxy Statement provides more information concerning the merger contemplated by the Agreement and Plan of Reorganization, and the other items upon which Shareholders will be asked to vote. A copy of the Agreement and
Plan of Reorganization is attached as Exhibit A.

Shareholders of record as of the close of business on September 21, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                By Order of the
                                Board of Trustees,


                                KARL J. EGE, ESQ.
                                Secretary

Tacoma, Washington
October ___, 1998

------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR
TO THE MEETING.

Please complete and return all proxy cards enclosed.
Each is for a separate Fund.
------------------------------------------------------------


          Combined Prospectus and Proxy Statement
                     TABLE OF CONTENTS
                                      Page
Cover Page.................................................      Cover
Proposal #1: To Approve an Agreement and Plan of
   Reorganization..........................................
     Summary of the Proposed Reorganization................
     Comparison of Important Features......................
         Investment Objectives and Policies................
         Management of the Bond Fund and the Fixed Income
     Fund..................................................
         Fees and Expenses.................................
         Distribution Services.............................
         Purchase Price, Redemption Price, Dividends and
     Distributions
         Risk Factors and Comparison of Policies...........
     Reasons for the Reorganization........................
     Information about the Reorganization..................
         Method of Carrying Out the Reorganization.........
         Conditions Precedent to Closing...................
         Expenses of the Transaction.......................
         Tax Considerations................................
         Description of the Class S Shares of the Fixed
     Income Fund...........................................
         Capitalization....................................
     Comparison of Investment Policies and Risks of
     Investing in the Bond Fund and the Fixed Income Fund
         The Bond Fund and the Fixed Income Fund
         Risk Factors......................................

Proposal #2:  To Elect the Members of the Board of Trustees
     The Nominees..........................................
     Officers of the Investment Company....................

Proposal #3:  To Ratify the Selection of the Independent
   Accountants.............................................

Proposal #4:  To Approve a Proposed Advisory Agreement
   Between the Investment Company, on Behalf of the Bond
   Fund, Restructuring Services and Providing Compensation
   for Managing Additional Assets..........................
       Restructuring and Separating Different Services.....
       Compensating FRIMCo for Additional Investment
   Advisory Responsibilities...............................
       Considerations by the Board.........................

Proposal #5:  To Approve a Proposed Advisory Agreement
   with Frank Russell Investment Management Company on
   Behalf of the Bond Fund, to Take Effect Upon the
   Acquisition of Frank Russell Company by The
   Northwestern Mutual Life Insurance Company..............
       Introduction........................................
       Board of Trustees Evaluation and Conclusions........
       Information Concerning the Transaction and
   Northwestern Mutual.....................................
       Required Vote.......................................

Proposal #6:  To Approve an Amendment to the Bond Fund's
   Fundamental Investment Restriction to Increase the Amount
   the Fund May Borrow to Meet Redemptions.................

Proposal #7:  To Approve the Elimination of Certain
   Fundamental Investment Restrictions Applicable to the
   Bond Fund...............................................
Information Regarding the Present Management Agreement.....
Solicitation and Revocation of Proxies and Voting
Information................................................
Principal Shareholders.....................................
Information about the Bond Fund............................
Information about the Fixed Income Fund....................
Exhibit A - Agreement and Plan of Reorganization...........      Attached
Exhibit B - Institutional Funds' prospectus, dated May 1,
1998, as supplemented through August 20, 1998..............      Attached
Exhibit C - Institutional Funds' Annual Report to
   Shareholders, dated December 31, 1997...................      Attached
Exhibit D - Institutional Funds Semi-Annual Report to
   Shareholders, dated June 30, 1998.......................      Attached
Exhibit E - The Present Management Agreement (the
   "Management Agreement") between the Investment Company
   and FRIMCo..............................................      Attached
Exhibit F - The Proposed Advisory Agreement (the "Proposed
   Advisory Agreement") between the Investment Company and
   FRIMCo..................................................      Attached
Exhibit G - Proforma Financial Statements..................      Attached

           COMBINED PROSPECTUS AND PROXY STATEMENT
                 Dated October ____, 1998

                       Merger of the

             VOLATILITY CONSTRAINED BOND FUND
                         into the
                   FIXED INCOME II FUND
                            of
             FRANK RUSSELL INVESTMENT COMPANY

                          Summary

What is the purpose of this Prospectus/Proxy Statement?

The  principal  purpose of this combined  Prospectus  and Proxy  Statement
(the
"Proxy Statement") is to seek shareholder approval of the merger which is described below. The transaction will merge the Volatility Constrained Bond Fund
(the  "Bond  Fund"),  a  sub-trust  of Frank  Russell  Investment  Company
(the
"Investment Company"), with Fixed Income II Fund (the "Fixed Income Fund"), another sub-trust of the Investment Company that has identical investment objectives, policies and limitations (the "Reorganization"). At the time of the
Reorganization, the Bond Fund's shareholders (the "Shareholders") will become shareholders of the Fixed Income Fund. Shareholders of the Bond Fund and other sub-trusts in the Investment Company are also being asked to elect Trustees and ratify the selection of the independent accountants of the Investment Company.

Shareholders  of the Bond  Fund are also  being  asked to  approve  other items
relative  to the Bond  Fund's  investment  policies  and  operations, including
approval  of  a  new   advisory   agreement  to  become   effective   until
the
Reorganization. These items will be implemented for the Bond Fund if the
Reorganization is delayed or does not occur. Shareholders will also consider approval of a new management or advisory agreement to become effective at the time of a change of control of Frank Russell Company ("FRC"), the corporate parent of the investment manager to the Investment Company.

Overview of the Proposed Transaction

The  Board  is   recommending   that  you  approve  an  Agreement  and  Plan
of
Reorganization (the "Agreement and Plan"). If the Agreement and Plan is approved, the Bond Fund will be merged into the Fixed Income Fund, and each
Shareholder will receive Class S Shares of the Fixed Income Fund with an aggregate value equal to the value of the Class S Shares of the Bond Fund held by that Shareholder prior to the Reorganization. After the Class S Shares of the
Fixed Income Fund are distributed to Shareholders of the Bond Fund, the Bond
Fund will be liquidated.

Who are the parties to the Reorganization?

The Bond  Fund and the  Fixed  Income  Fund  (together,  the  "Funds")  are each
sub-trusts of the Investment Company, an open-end, management investment company
organized  as  a  business  trust  under  the  laws  of  the   Commonwealth
of
Massachusetts,   with  principal  offices  located  at  909  A  Street,
Tacoma,
Washington 98402. The Fixed Income Fund has investment objectives which are identical to those of the Bond Fund, namely the preservation of capital and generation of current income consistent with the preservation of capital. The investment policies and restrictions and, consequently, the risks of investing in the Fixed Income Fund, are identical to those of the Bond Fund, which are described more fully under "Comparison of Investment Policies and Risks" in this
Proxy Statement.

Relevant Information About the Transaction

This Proxy Statement  provides the information  about the Fixed Income Fund that
Bond  Fund   Shareholders   should  know  in  order  to  evaluate  the
proposed
Reorganization.  We  suggest  that you keep  this for your  records  and future
reference. The following documents are incorporated by reference into this
Proxy
Statement  (and are also attached if  indicated).  All documents may be obtained
without   charge  by  writing  to  the   address   shown  above  or  by
calling
1-800-972-0700:

   * a Statement of Additional Information, dated October ___, 1998, relating to this Proxy Statement, is on file with the U.S. Securities and Exchange
     Commission (the "SEC") and is available upon request to the Investment
     Company.

   * the Prospectus of the Investment Company's Institutional Funds, including the Fixed Income Fund,  dated May 1, 1998, as  supplemented  through
August
     20, 1998. Attached as Exhibit B.

   * the  Annual  Report  of  the  Investment  Company's   Institutional
Funds,
     including the Fixed Income Fund, dated December 31, 1997. Attached as
     Exhibit C.

   * the  Semi-annual  Report  of the  Investment  Companys
     Institutional Funds, including the Fixed Income Fund, dated June 30, 1998. Attached as Exhibit D.

   * the Investment Company's Russell Funds Class S Prospectus, including the
     Bond Fund, dated May 1, 1998, as supplemented through August 20, 1998, and the Annual Report, dated December 31, 1997, are each on file with the SEC and are available upon request to the Investment Company.

Consideration of Management and Advisory Agreements

Shareholders will also be asked to approve a new investment advisory agreement with the present investment manager of the Bond Fund to restructure the services provided by the manager, and a subsequent advisory agreement, on the same terms as the agreement then in effect, to become effective upon the closing of the acquisition of FRC by The Northwestern Mutual Life Insurance Company.

This summary of the Proxy Statement is provided for your convenience. You are urged to read the more complete information contained elsewhere in this Proxy
Statement. It is expected that this Proxy Statement will first be sent to
Shareholders on or about October __, 1998.

     The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

 No person has been authorized to give any information or to make any representations other than those contained in
   this Prospectus/Proxy Statement and in the materials
    expressly incorporated by reference. If any person provides any representation or other information, you should not rely on those representations or other information since neither the Bond Fund nor the Fixed Income Fund has
     authorized those representations.

         PROPOSAL #1: TO APPROVE AN AGREEMENT AND
         PLAN OF REORGANIZATION BY THE INVESTMENT
           COMPANY, ON BEHALF OF THE VOLATILITY
    CONSTRAINED BOND FUND AND THE FIXED INCOME II FUND

          Summary of the Proposed Reorganization

This portion of Proposal #1 summarizes the proposed reorganization for your convenience. You are urged to read the more complete information contained in this Proxy Statement. The Agreement and Plan of Reorganization (the "Agreement and Plan"), and the Prospectus, Annual Report and Semi-Annual Report of the
Investment Company's Institutional Funds, which include the Fixed Income Fund, are each attached to this Proxy Statement as Exhibits A, B, C and D, respectively.

Why is the Proposed Reorganization being presented at this time?

At its meeting on April 27, 1998,  the  Investment  Company's  Board of
Trustees
(the "Board" or the "Trustees") considered various alternatives for the future of the Bond Fund, given its relatively small asset base. These included continuing as a sub-trust of the Investment Company, or the merger of the Bond
Fund with another sub-trust of the Investment Company. The Board concluded that the merger of the Bond Fund into the Fixed Income Fund would be in the best interests of the Bond Fund's Shareholders because the Bond Fund and the Fixed
Income Fund have the same investment objectives, policies and limitations, and utilize the same money managers to manage their investments.

Of course, each Shareholder's decision to become an investor in the Fixed
Income
Fund will involve an assessment of his or her own personal  financial situation
and  objectives.  For  the  reasons  set  forth  below  under  "REASONS  FOR
THE
REORGANIZATION,"  the Board  concluded  that the  Reorganization  is in the best
interests of the Shareholders of the Bond Fund and of the Fixed Income Fund,
and
recommended that  Shareholders  approve the Agreement and Plan. If the
Agreement
and Plan is approved by Shareholders  and the  Reorganization  takes place, the
Bond  Fund  will  be  merged  into  the  Fixed   Income  Fund.   Following
the
Reorganization, it is anticipated that the Fixed Income Fund will change its name to the Short-Term Bond Fund.

How will the Proposed Reorganization affect Bond Fund
Shareholders?

The   Agreement  and  Plan  approved  by  the  Trustees  and  presented  to the
Shareholders provides for the merger of the Bond Fund into the Fixed Income Fund in exchange for Class S Shares issued by the Fixed Income Fund. The value of
Class S Shares issued by the Fixed Income Fund in connection with the
Reorganization will equal the value of the net assets of the Bond Fund acquired by the Fixed Income Fund. Pursuant to the Agreement and Plan, Class S Shares issued to the Bond Fund by the Fixed Income Fund will be distributed to the
Shareholders of the Bond Fund in liquidation of the Bond Fund. As a result, each
Shareholder of the Bond Fund will cease to be a Shareholder of the Bond Fund and will instead be the owner of that number of full and fractional Class S Shares of the Fixed Income Fund having an aggregate net asset value equal to the aggregate net asset value of the Class S Shares of the Bond Fund held by that
Shareholder at the Effective Time of the Reorganization, as defined herein.

What vote is required to approve the Reorganization?

The affirmative vote of the majority of outstanding shares of the Bond Fund as of September 21, 1998, the record date ("the Record Date") is necessary to approve the Agreement and Plan. Shareholders are being asked to vote to approve the Agreement and Plan. If the Agreement and Plan is not approved, the Bond Fund will continue to operate as a sub-trust of the Investment Company, and the
Trustees will consider what further action, if any, is in the interests of the
Bond Fund and its Shareholders. If you return a signed proxy with no voting instructions, your shares will be voted in favor of the Agreement and Plan.

What are the tax consequences of the Reorganization for the Shareholders?

Completion of the Reorganization is subject to the receipt of a tax opinion from counsel to the Investment Company, that, among other things:

   * no gain or loss will be recognized by the Bond Fund or its Shareholders for federal income tax purposes as a result of such Reorganization; and

   * the holding period and aggregate tax basis of the Class S Shares of the
     Fixed Income Fund received by a Shareholder of the Bond Fund will be the same as the holding period and aggregate tax basis of the Shareholder's
     Class S Shares of the Bond Fund prior to the Reorganization; and

   * the holding period and tax basis of the assets of the Bond Fund in the hands of the Fixed Income Fund as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the Bond Fund immediately prior to the Reorganization.

             Comparison of Important Features

How do the Investment Objectives and Policies of the Bond Fund and the Fixed
Income Fund Compare?

The  investment  objectives  of the Bond  Fund  and the  Fixed  Income  Fund are
identical-the   preservation   of  capital  and  generation  of  current
income
consistent with the preservation of capital by investing in fixed income securities with low volatility characteristics. The assets of the Bond Fund and the Fixed Income Fund are invested primarily in those fixed income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuation in net asset value per share, each Fund intends to maintain an average portfolio maturity of less than five years. The investment policies, limitations and restrictions of the Bond Fund and the Fixed Income Fund are identical. See
"Comparison of Investment Policies and Risks of the Bond Fund and the Fixed
Income Fund" in this Proxy Statement.

How are the Bond Fund and the Fixed Income Fund each Managed?

The management of the business and affairs of the Investment Company is the responsibility of the Board. The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with Frank Russell Investment
Management Company ("FRIMCo" or the "Manager"), FRC and the Funds' money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

Both the Bond Fund and the Fixed Income Fund are managed by FRIMCo, whose address is 909 A Street, Tacoma, Washington 98402. As described in more detail in connection with Proposal #4 below, FRIMCo:

   * provides or supervises  the general  management and
     administration,  investment  advisory and  portfolio
     management,   and  distribution   services  for  the
     Funds;

   * furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the custodian retained by the
     Funds;

   * develops investment guidelines and restrictions, selects money managers, allocates assets among money managers and monitors the money managers'
     investment programs and results; and

   * provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

FRIMCo pays the expenses of providing these services (other than transfer agent, dividend disbursing, and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds. FRIMCo is a wholly owned subsidiary of FRC, which provides comprehensive asset management consulting services to institutional pools of investment assets. George F.
Russell, Jr., Chairman of the Board of the Investment Company, is currently the
Chairman of the Board and controlling shareholder of FRC.

The Investment Company has received an exemptive order from the SEC which permits the Investment Company, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the Manager and the money managers of each sub-trust. On
January 22, 1996, the shareholders of the Investment Company voted to approve this arrangement.

As of the date of this Proxy Statement, the money managers for both the Bond
Fund and the Fixed Income Fund are:

     *    BlackRock Financial  Management,  345 Park Ave., 31st Floor, New
York,
          NY 10154, which is a wholly-owned indirect subsidiary of PNC Bank;

     *    Standish,  Ayer & Wood, Inc., One Financial Center,  Boston, MA
02111,
          which is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest;
          and

          STW Fixed Income  Management  Ltd.,  Trinity  Hall,  43 Cedar
Avenue,
          Hamilton HM KX, Bermuda, which is a Bermuda exempted company.
William
          H. Williams III is the sole shareholder.

The Fixed Income Fund's money managers will not change as a result of the
Reorganization.

What are the various  fees and  expenses  for the Bond Fund and the Fixed
Income
Fund?

The following summarizes the fees and expenses of the Funds under the present service agreements. Both the Bond Fund and the Fixed Income Fund are considering a proposal to restructure the present arrangements which are described in Proposal #4 below.

Investment Management Fees:
Under its Management Agreement with the Investment Company, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Investment Company's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable by the two Funds to FRIMCo monthly on a pro rata basis, is 0.50% of each Fund's average daily net assets.

Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the money manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Bond Fund, 0.17%, and Fixed
Income Fund, 0.17%.

Administrative Services:
FRIMCo  provides  the  Investment  Company  with  administrative   services
and
facilities   necessary  to  operate  the  Funds.   FRIMCo  also  serves  as
the
dividend-paying agent, transfer agent and shareholder servicing agent for the
Funds.

Operating Expenses:
The following information is provided in order to assist you in understanding the fees and expenses of the Bond Fund and the Fixed Income Fund.

           FEES                   FIXED     BOND    SHORT-TERM
                                  INCOME    FUND    BOND FUND
                                  FUND              (FOLLOWING
                                                    REORGANIZATION)
-----------------------------------------------------------------
Shareholder Transaction
Expenses
Maximum Sales Load Imposed         NONE     NONE    NONE
on Purchases (as a
percentage of offering
price)
Maximum Deferred Sales Load        NONE     NONE    NONE
Maximum Sales Load Imposed         NONE     NONE    NONE
  on Reinvested Dividends
Redemption Fees                    NONE     NONE    NONE
Exchange Fee (per                  NONE     NONE    NONE
transaction)

Annual Class S Shares
Operating Expenses (as a
percentage of average net
assets)
Management Fees                    0.50%    0.50%   0.50%
Rule 12b-1 Fees                    NONE     NONE    NONE
Other Expenses
                                  0.17%     0.24%   0.17%
Total Class S Shares              0.67%     0.74%   0.67%
Operating Expenses


     Example
     You would pay the following  expenses on a $1,000  investment  based on the
     level of expenses  shown  above,  assuming  (1) a 5% annual  return and
(2)
     redemption at the end of each time period:

                         1 Year    3 Years   5 Years   10 Years

   Bond Fund             $7        $23       $41       $93
   Short-Term Bond
   Fund (After the
   Reorganization)       $7        $21       $37       $84

The above example should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual return may be greater or less than the assumed amount. The various costs and expenses reflected in the foregoing Expense Table and Example are explained in more detail in the
Prospectuses incorporated by reference into this Proxy Statement.

How are the Bond Fund and the Fixed Income Fund
Distributed?

Russell Fund Distributors,  Inc. ("Distributors"),  located
at  909  A  Street,   Tacoma,   WA  98402,  a  wholly-owned
subsidiary of FRIMCo,  serves as the principal  underwriter
of   the   Investment   Company's   shares.    Distributors
receives no compensation from the Investment Company for its services.

What is the Purchase Price for Class S Shares?

Class S Shares of the Bond Fund and the Fixed Income Fund are sold on a continuous basis at the public offering price per share which is equal to the net asset value per share on each business day on which shares are offered.
Class S Shares of the Funds are sold with no sales load, no commissions, no Rule
12b-1 fees and no exchange fees.

Although there is no specified minimum investment in Class S Shares of the Bond
Fund, the Bond Fund, along with certain other sub-trusts of the Investment
Company, is designed for investors making an aggregate investment of at least
$100,000 in any combination of Class S Shares of the Investment Companys sub-trusts. Additionally, investors must qualify as "Eligible Investors," as described in the Russell Funds' prospectus.

At the present time, there is a $5 million minimum aggregate investment requirement in the Class S Shares of the Fixed Income Fund. The Board has authorized the restructuring of the Investment Company, so that concurrently with the completion of the Reorganization, the Class S Shares of the Fixed
Income Fund will be offered through the Investment Company's Specialty Funds prospectus. There is no minimum investment requirement applicable to the sub-trusts in that group, although any account with less than $5,000 will be subject to an account maintenance fee of $12.50 per annum, which will be deducted from distributions or paid by the redemption of shares.

What are the Dividend and Distribution Policies for the Bond Fund and the Fixed
Income Fund?

The  Bond  Fund  and  the  Fixed  Income  Fund  have  policies  of distributing
substantially  all of their net investment income and net capital gains to their
respective  shareholders each year. The Bond Fund declares income dividends from
its net investment income monthly -- currently for Shareholders of record on the
last business day of the month,  payable early the  following  month.  The
Fixed
Income Fund pays dividends from net investment income and capital gains, if any,
quarterly.   Dividends  and  capital  gains   distributions   are
automatically
reinvested by the Bond Fund and the Fixed Income Fund in additional shares unless and until a shareholder elects to receive them in cash.

How do the Risk Factors and the Investment Policies of the Fixed Income Fund and the Bond Fund Compare?

Because of the identical character of the investment objectives and policies of the Fixed Income Fund and the Bond Fund, the investment risks associated with an investment in Fixed Income Fund are the same as those of the Bond Fund. See
"Comparison of Investment Policies and Risks" below and the accompanying prospectus of the Investment Company's Institutional Funds, including the Fixed
Income Fund.


              REASONS FOR THE REORGANIZATION

Why is the Board recommending the Reorganization?

The Trustees of the Investment Company considered the fact that the asset base of the Bond Fund was at a level which did not produce sufficient economies of scale for the Shareholders. FRIMCo was asked to develop recommendations for the consideration of the Board. In determining how to best address the Bond Fund's relatively low asset base, FRIMCo suggested that a merger with a larger fund could provide the Bond Fund's Shareholders with appropriate economies of scale.
FRIMCo proposed, and the Board concluded, that the Fixed Income Fund is a larger fund which offers appropriate economies of scale, and has investment objectives and policies that are identical to the Bond Fund's objectives and policies.

The Agreement and Plan was presented to the Board at a meeting held on April
27,
1998. At the meeting the Trustees questioned FRIMCo about the potential benefits to be gained by Shareholders of the Bond Fund, as well as any additional costs to be borne. In determining whether to recommend approval of the Reorganization to Shareholders, the Board considered, among others, the following factors:

      (1) the expense ratio of the Fixed Income Fund, as well as similar funds; and

      (2) the comparative investment performance of the Fixed Income Fund with the performance of similar funds; and

      (3) the compatibility of the investment objectives, policies, restrictions and portfolios of the Fixed Income Fund with the Bond Fund; and

      (4) the tax consequences of the Reorganization.

What are the advantages of the Reorganization?

After carefully considering the proposal for the merger of the Bond Fund, the
Reorganization has been recommended by the Board on behalf of the Bond Fund for the following reasons:

     (1) combining the Bond Fund with a larger portfolio will better diversify its investments and enable the Bond Fund to make investments on better terms and with attendant  savings in investment costs for the Bond
Fund
         and the Shareholders; and

     (2) the Reorganization would permit Shareholders to pursue their investment goals in a larger fund which should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility; and

     (3) combining the Bond Fund with the Fixed Income Fund means higher aggregate net assets which should enable shareholders to obtain the benefits of economies of scale in operational costs; and

     (4) combining the Bond Fund with the Fixed Income Fund will enable
         Shareholders to continue to obtain the services of the same service providers, including FRIMCo and the money managers, which currently provide services to such Shareholders invested in the Bond Fund.

Shareholders in a larger fund generally benefit when fixed costs of fund operations and certain duplicative costs and expenses are spread over a larger asset base. As a general rule, this effect can be expected to be realized primarily with respect to fixed expenses. Expenses that are based on the value of assets or the number of shareholder accounts, such as certain custody and transfer agent fees, would be largely unaffected by the Reorganization, unless the schedule of such fees provides for reduced fees for assets at higher levels.

How will the Reorganization be financed?

During the course of its deliberations, the Board determined that each Fund would bear its direct operational expenses with respect to the Reorganization.

Will the shares of either Fund be diluted as a result of the Reorganization?

In reaching the decision to recommend that Shareholders of the Bond Fund vote to
approve  the   Reorganization,   the  Board  of  Trustees   concluded  that
the
Reorganization is in the best interests of the Shareholders of the Bond Fund and that no dilution would result to the Shareholders of the Bond Fund from the
Reorganization.

The Board of Trustees also determined that the Reorganization was in the best interests of the Class S shareholders of the Fixed Income Fund and that no dilution would result to the current Class S shareholders of the Fixed Income
Fund as a result of the Reorganization.

       FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
   TRUSTEES OF THE INVESTMENT COMPANY RECOMMENDS THAT YOU
       VOTE FOR APPROVAL OF THE AGREEMENT AND PLAN.

What happens if the Agreement and Plan is not approved by the Shareholders? If the Agreement and Plan is not approved by the Shareholders at the meeting, the
Bond Fund will continue as a sub-trust of the Investment Company. In that event, the Board would have to determine what additional actions, if any, it would recommend to the Shareholders of the Bond Fund.

           INFORMATION ABOUT THE REORGANIZATION

The following is a summary of the Agreement and Plan of Reorganization. It is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement and Plan, a copy of which is attached as Exhibit
A.

What is the Method of Carrying Out the Reorganization? If the Shareholders approve the Agreement and Plan, it is expected that the Reorganization will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") Consummation of the Reorganization (the "Effective Time of the Reorganization") is expected to occur on or about November 20, 1998, or such other date as is agreed to by the Bond Fund and the Fixed Income Fund. The Agreement and Plan may be terminated at any time before or after its approval by Shareholders by action of the Board.

The Agreement and Plan provides, first, that substantially all of the assets of the Bond Fund will be transferred to the Fixed Income Fund, which will assume all of the Bond Fund's liabilities. The Bond Fund Shareholders will receive a number of Class S Shares of the Fixed Income Fund with the same aggregate net asset value as the Class S Shares of the Bond Fund held immediately prior to the
Reorganization. The Bond Fund's Shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the
Class S Shares of the Fixed Income Fund.

The Agreement and Plan provides that the Bond Fund will declare a dividend and/or other distribution prior to the Reorganization which, together with all previous distributions, will have the effect of distributing to the Shareholders of the Bond Fund all of its investment company taxable income and net capital gain, if any, realized by the Bond Fund up to and including the Effective Time of the Reorganization.

Following the transfer of assets and assumption of liabilities of the Bond Fund to the Fixed Income Fund, and the issuance of Class S Shares by the Fixed Income
Fund to the Bond Fund, the Bond Fund will distribute the Class S Shares of the
Fixed Income Fund pro rata to the Bond Fund Shareholders as described above in liquidation of the Bond Fund. In addition to the Class S Shares, each Bond Fund
Shareholder will have a right to receive any declared and unpaid dividends or other distributions. Following the Reorganization, shareholders of the Bond Fund will be shareholders of the Fixed Income Fund. While not required by the
Agreement and Plan, it is contemplated that following the Reorganization, the
Fixed Income Fund will change its name to the Short-Term Bond Fund.

Conditions Precedent to Closing. The Reorganization is subject to a number of conditions, including approval of the Agreement and Plan and the transaction contemplated thereby as described in this Proxy Statement by the Shareholders of the Bond Fund; the receipt of certain legal opinions described in the Agreement and Plan; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreement and
Plan and other matters; and the parties' performance in all material respects of their agreements and undertakings in the Agreement and Plan.

Expenses of the Transaction. The Bond Fund and the Fixed Income Fund will each pay its direct expenses incurred in connection with entering into, and completing, the transaction described in the Agreement and Plan.

Tax  Considerations.  It is expected  that the  Reorganization  will qualify for
federal  income  tax  purposes  as  a  tax-free   reorganization  under
Section
368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). No gain or loss will be recognized as a consequence of the Reorganization by the
Shareholders of the Bond Fund, the Bond Fund, the shareholders of the Fixed
Income Fund, or the Fixed Income Fund. The completion of the Reorganization is subject to the receipt by the Bond Fund and the Fixed Income Fund of an opinion of counsel to that effect.

Shareholders of the Bond Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, as to state and local tax consequences, if any, of the Reorganization.

Description of Class S Shares of the Fixed Income Fund. The Investment Company issues shares of beneficial interest divisible into an unlimited number of sub-trusts, each of which sub-trust is a separate trust under Massachusetts law, and the sub-trust' shares may be offered in multiple classes. As of the date of this Proxy Statement, the Fixed Income Fund does not offer shares of beneficial interest in any class other than the Class S Shares, although it may do so in the future. Shares of each class of a sub-trust, including the Fixed Income
Fund's Class S Shares, represent proportionate interests in the assets of the specific sub-trust attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the sub-trust.
Shares of each class of a sub-trust are entitled to such dividends and distributions earned on the assets belonging to the sub-trust as may be declared by the Board. Shares of each class of a sub-trust have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a sub-trust has one vote; there are no cumulative voting rights.

Class S Shares of the Fixed Income Fund will be issued to Shareholders of the
Bond Fund in accordance with the procedures under the Agreement and Plan as described above. Each Class S Share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of the Fixed Income Fund. In accordance with the Fixed Income Fund's normal procedures as specified in its the Investment Company's Institutional Funds' prospectus, the Fixed Income Fund will not issue certificates for shares of beneficial interest to former Shareholders of the Bond Fund, unless requested in writing by the Shareholder or by his or her financial intermediary. As of the
Effective Time of the Reorganization, all certificates representing shares of the Bond Fund shall be deemed to represent an interest of the Shareholder in the new Class S Shares of the Fixed Income Fund issued to the Shareholder in the
Reorganization. If a certificate for Class S Shares of the Bond Fund is outstanding, a new certificate for Class S Shares of the Fixed Income Fund issued in the transaction will not be issued until the old certificate is delivered to the transfer agent.

As shareholders of the Fixed Income Fund, former Shareholders of the Bond Fund will have substantially similar voting rights and rights upon dissolution with respect to the Fixed Income Fund as they currently have with respect to the Bond
Fund.

The terms of the amended Master Trust Agreement do not confer upon Shareholders of the Bond Fund any appraisal rights; however, after the Effective Time of the
Reorganization, such Shareholders may redeem their Class S Shares in the Fixed
Income  Fund at net asset  value or  exchange  their  Fixed  Income Fund
Class S
Shares into shares of certain other sub-trusts of the Investment Company.

The  Investment   Company  is  an  entity  of  the  type  commonly  known
as  a
"Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement of the Investment
Company contains an express disclaimer of shareholder liability for acts or obligations of the Investment Company and provides for indemnification and reimbursement of expenses out of the Investment Company's property for any shareholder held personally liable for the obligations of the Investment
Company. The amended Master Trust Agreement also provides that the Investment
Company may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Investment Company, the shareholders of the sub-trust, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability also is limited to circumstances in which both inadequate insurance exists and the Investment
Company itself is unable to meet its obligations.

Under  Massachusetts  law, the Investment Company is not required to hold annual
meetings.  In the past,  the Bond Fund and the Fixed  Income  Fund have availed
themselves  of  these  provisions  of  state  law to  achieve  cost  savings by
eliminating  printing costs, mailing charges and other expenses involved to hold
routine  annual  meetings.  Either  Fund may,  however,  hold a meeting for such
purposes  as  changing  fundamental  investment  restrictions,  approving  a new
investment  management  agreement or any other  matters which are required to be
acted on by shareholders under the 1940 Act. In addition,  a meeting also may be
called by  shareholders  holding at least 10% of the shares  entitled to vote at
the meeting for the  purpose of voting  upon the removal of  Trustees,  in which
case   shareholders  may  receive   assistance  in   communicating   with
other
shareholders  such as that  provided in Section  16(c) of the 1940 Act. The
Bond
Fund is holding the Special Meeting in lieu of an annual meeting because of the items that must be presented for Shareholders consideration and approval.

Capitalization. The following table sets forth, as of August 21, 1998: (i) the capitalization of the Bond Fund; (ii) the capitalization of the Fixed Income
Fund; and (iii) the pro forma capitalization of the Fixed Income Fund as adjusted to give effect to the proposed Reorganization. The capitalization of the Fixed Income Fund, which is expected to be renamed the Short-Term Bond Fund, is likely to be different when the Reorganization is consummated.

                    Bond Fund      Fixed          Short-Term
                                   Income         Bond Fund Pro
                                   Fund           Forma
                                                  After Reorganization
Net Assets......    $199,466,096   $249,824,282   $449,290,378

Net Asset Value
per Share......     $19.12         $18.53         $18.53

Shares
Outstanding....     10,431,042     13,484,127     24,250,199

To the extent permitted by law, the Agreement and Plan may be amended without shareholder approval by a writing of the Board. The Agreement and Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of Shareholders of the Bond Fund by mutual consent of the parties to the Agreement and Plan.

      COMPARISON OF INVESTMENT POLICIES AND RISKS OF
   INVESTING IN THE BOND FUND AND THE FIXED INCOME FUND

The Bond Fund and the Fixed Income Fund. The  investment  objectives of the
Bond
Fund and the Fixed Income Fund are identical - the  preservation  of capital
and
the generation of current income  consistent with the preservation of capital by
investing    primarily   in   fixed-income    securities   with
low-volatility
characteristics.1 The Funds are managed in an identical manner by their money managers (which, as discussed earlier in this Proxy Statement, are the same).
The Funds invest primarily in fixed income securities, emphasizing those securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Funds maintain an average portfolio maturity of less than five years. The Funds money managers seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the U.S.
dollar and a range of foreign currencies.

Although the Funds invest primarily in debt securities denominated in the U.S.
dollar, the money managers actively manage the Funds portfolios in accordance with a multi-market investment strategy, allocating investments among securities denominated in the U.S. dollar and the currencies of a number of foreign countries and, where consistent with their policy of investing only in high-quality securities, within each such country, among different types of debt securities. The money managers which invest in foreign denominated securities maintain a substantially neutral currency exposure relative to the U.S. dollar, and establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the U.S. dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the money managers in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Funds investment portfolios.

    1 Based upon the consideration by the Shareholders of the significant matters set forth in this Proxy Statement, the prospectuses of the funds in the Investment Company, including the Short Term Bond Fund, will be reissued following the Meeting. While the description of the investment techniques or policies will be improved in the revised materials, no substantive change of policies will be made.

For  a  complete  description  of  the  investment  policies,   limitations
and
restrictions  applicable to the Funds, please refer to the Investment
Company's
Institutional Funds' prospectus, dated May 1, 1998, as supplemented through
August 20, 1998, which is attached to this Proxy Statement as Exhibit B. The investment objectives, policies, limitations and restrictions of the Bond Fund and the Fixed Income Fund are identical. SEE PROPOSAL #6 AND PROPOSAL #7 BELOW
CONCERNING PROPOSED CHANGES WHICH WILL BE CONSIDERED BY THE SHAREHOLDERS OF
EACH
FUND AT THIS MEETING.

Risk Factors. The investment risks of the Bond Fund and the Fixed Income Fund are identical. The Funds may invest in foreign securities, including securities denominated in currencies other than the U.S. dollar (including currencies denominated in the "Euro"). The Funds may enter into forward foreign currency exchange contracts, and may purchase and sell (write) call and put options on portfolio securities. These types of investments and related techniques involve certain risks, which are described in the Investment Company's Institutional
Funds prospectus, attached as Exhibit B to this Proxy Statement, and in the
Investment Company's Statement of Additional Information, dated May 1, 1998, as supplemented through August 20, 1998, which is available upon request.

To be approved, the Agreement and Plan must receive the affirmative vote of a
"majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Bond Fund means the lesser of (i) 67% or more of the shares of the Bond Fund represented at the Special Meeting, if more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares of the Bond Fund.


     PROPOSAL #2: TO ELECT THE MEMBERS OF THE BOARD OF
                         TRUSTEES

At its  meeting  held on  October  5,  1998,  the  Trustees
determined   to  present  the  election  of  the  Board  of
Trustees to  Shareholders at the Special  Meeting.  Messrs.
Russell,  Lynn L. Anderson,  Paul E.  Anderson,  Baxter and
Gingrich,   Dr.   Anton  and  Ms.   Palmer  (the   "Current
Trustees"),  after due consideration,  unanimously approved
each  nominee  identified  below to stand for  election  to
the  Board of  Trustees.  Mr.  Russell  will not  stand for
reelection as a voting Trustee of the  Investment  Company,
although  he  has  been  elected  to  serve  as  a  Trustee
Emeritus  immediately  upon the  completion  of his present
service as a  Trustee.  In  considering  the  nominees  for
election  as  Trustees  of  the  Investment  Company,   the
Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of the Investment Company's business.

In particular, the Trustees considered the requirements of the 1940 Act as they apply to the election of Trustees. One factor considered by the Board is the requirement imposed by the 1940 Acts Rule 12b-1 that the selection and nomination of trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) under the Investment Company's Rule 12b-1
Plans (the "Independent Trustees") must be committed, in the first instance, to the Independent Trustees then in office. The Independent Trustees met separately with Investment Company counsel, and proposed the nomination of the Independent
Trustees whose names are set forth below.

At its meeting held on October 5, 1998, the Board also noted the proposed change in control of FRC described in Proposal #5 below. Under Section 15(f) of the
1940 Act, for a period of three years following a change of control, at least
75% of the members of the Board of Trustees must be individuals who are not
"interested persons" of FRIMCo or its predecessor entities. Based upon the current affiliations of the nominees for election, the election of a Board comprised of the six nominees set forth in this Proposal #2 will satisfy that requirement.

The Current Trustees will continue to serve as Trustees until the Trustees elected by the Shareholders take office, although Mr. Russell will resign as a voting Trustee effective December 30, 1998, or at such date as may be considered appropriate to assure that the composition of the Board complies with Section
15(f). Upon the election and qualification of the new Trustees, the six nominees listed below will constitute the Board of Trustees of the Investment Company. It is anticipated that the nominees will take office at the first regularly scheduled Board meeting following their election, which Board meeting is presently anticipated to be held in January 1999. Mr. Russell and Mr. Lynn
Anderson are, and Mr. Lynn Anderson will continue to be, "interested persons" of the Investment Company. Mr. Russell has been designated by the Board of Trustees as a Trustee Emeritus of the Investment Company as described above pursuant to the Amended Master Trust Agreement. As a Trustee Emeritus, he will be expected to attend meetings of the Board, will participate in discussions of the business of the Investment Company, and may continue to provide the benefit of his advice and experience to the Board. Under the Amended Master Trust Agreement, a Trustee
Emeritus does not vote on any matter before the Board, and is not liable for the actions taken or omitted by the Board.

Because the Investment Company does not hold regular annual meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. The Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of the Investment Company. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by shareholders.

The Nominees

The following information is provided for each of the six nominees. It includes the nominees name, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the SEC. Unless otherwise noted, the mailing address for each nominee is
Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402. Each of the nominees is currently a Trustee of the Investment Company and, except as otherwise indicated, has served as a Trustee since 1984.

Mr. Lynn Anderson is the only nominee for election as a Trustee who is an
"interested person" of the Investment Company as defined in the 1940 Act. This designation results from his ownership interest and position as an officer of certain FRC affiliates. As used in the list below, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*Lynn L. Anderson--59 years old--Trustee, President and Chief Executive Officer since 1987. Trustee, President and Chief Executive Officer, Russell Insurance
Funds; Director, Chief Executive Officer and Chairman of the Board, Russell
Fund
Distributors, Inc.; Trustee, Chairman of the Board and President, The SsgA
Funds
(investment company); Director, Chief Executive Officer and Chairman of the
Board, Frank Russell Investment  Management Company;  Director,  Chief
Executive
Officer and President, Frank Russell Trust Company; Director and Chairman of the
Board, Frank Russell Investment Company Public Limited PLC; Director and shareholder, Frank Russell Company, Frank Russell Investments (Ireland) Limited,
Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; Russell Insurance Agency, Inc.; Frank Russell Investment Company, PLC; June 1993 to November 1995, Director, Frank Russell Company. Until September
1994, Director and President, The Laurel Funds, Inc.(investment company; November 1995 to December 1996; Director and Chairman, Russell MLC Management Company; December 1996 to March 1997, Director and Chairman, Frank Russell Company (Delaware), Inc.

Paul E.  Anderson--66  years  old - Trustee.  23 Forest  Glen
Lane,   Tacoma,    Washington   98409.   Trustee,   Russell
Insurance  Funds;  1996  to  Present,   President,   Forest
Limited  Partnership.  1984 to 1996,  President,  Vancouver
Door Company, Inc.

Paul Anton, Ph.D.--78 years old - Trustee since 1985. PO Box 212, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor,
International   Marketing,    University   of   Washington,
Tacoma, Washington.

William  E.  Baxter--72  years  old - Trustee.  800  North  C
Street,   Tacoma,   Washington  98403.   Trustee,   Russell
Insurance Funds, Retired.

Lee  C.   Gingrich--67   years   old - Trustee.   1730  North
Jackson,   Tacoma,   Washington  98406.  Trustee,   Russell
Insurance  Funds.  President,  Gingrich  Enterprises,  Inc.
(Business and Property Management).

Eleanor  W.  Palmer--71  years  old - Trustee.  2025  Narrows
View Circle #232-D,  P.O. Box 1057, Gig Harbor,  Washington
98335.  Trustee,   Russell  Insurance  Funds;  Director  of
Frank Russell Trust Company.

The Investment Company pays fees only to the Independent Trustees of the
Investment Company. Compensation of officers and Trustees who are "interested persons" of the Investment Company (as indicated by an asterisk) is paid by
FRIMCo or its affiliates.

All of the nominees attended each regular Board of Trustees meeting held in
1997
and the special meeting of the Board of Trustees held on June 6, 1997, except for Paul Anderson, who was absent from two meetings, Lynn L. Anderson, who was absent from three meetings, and Eleanor W. Palmer, who was absent from one meeting. The Board of Trustees has an Audit Committee, which is composed of the
Independent Trustees of the Investment Company. The function of the Audit
Committee is to advise the Board with regard to the appointment of the
Investment Company's independent accountants, review and approve audit and non-audit services of the Investment Companys independent accountants, and meet with the Investment Companys financial officers to review the conduct of accounting and internal controls. The Committee also serves as a vehicle for these Trustees to consult separately with the Investment Company's outside counsel. The Audit Committee met once during the year ended December 31, 1997.
All members of the Audit  Committee  attended the Audit Committee  meeting.
The
Board does not have standing nominating or compensation committees.

    The following represents the compensation paid to each Current Trustee for the year ending December 31, 1997:

                          PENSION OR
            AGGREGATE    RETIREMENT    ESTIMATED      TOTAL
           COMPENSATION    BENEFITS      ANNUAL   COMPENSATION
TRUSTEE      FROM THE     ACCRUED AS    BENEFITS      FROM
            INVESTMENT   PART OF THE      UPON        THE
              COMPANY     INVESTMENT   RETIREMENT  INVESTMENT
                           COMPANY                  COMPANY
                           EXPENSES                 PAID TO
                                                    TRUSTEES

Lynn L.        $0             $0          $0          $0
Anderson

Paul E.        $20,000        $0          $0          $31,263*
Anderson

Paul           $20,000        $0          $0          $31,263*
Anton,
PhD.

William        $20,000        $0          $0          $31,263*
E. Baxter

Lee C.         $20,000        $0          $0          $31,263*
Gingrich

Eleanor        $20,000        $0          $0          $31,263*
W. Palmer

George F.      $0             $0          $0          $0
Russell

* The Trustees received $11,263 for service as trustees on the Board of
     Trustees for the Russell Insurance Funds ($4,000 of which was for services during 1996).

Officers of the Investment Company

Information about the Investment  Companys  principal  executive officers
(other
than  Lynn  Anderson),   including  their  names,  ages,  position(s)  with
the
Investment Company, and principal occupation or employment during the past five years, is set forth below. An asterisk (*) indicates that the officer is an
"interested person" of the Investment Company as defined in the 1940 Act. As used in the table, "Frank Russell Company" includes its corporate predecessor,
Frank Russell Co., Inc.

* George F. Russell, Jr. -- 65 years old - Trustee and Chairman of the Board since 1984. Trustee and Chairman of the Board of Russell Insurance Funds since 1996; Director, Chairman of the Board and
     Chief Executive Officer, Russell Building Management Company,
     Inc.; Director and Chairman of the Board, Frank Russell
     Company, Frank Russell Securities, Inc., Frank Russell
     Trust Company, Frank Russell Investments (Delaware), Inc.;
     Director, Frank Russell Investment Management Company; Director, Chairman of the Board, and President, Russell 20/20 Association.

*    Mark  E.  Swanson--34   years   old - Treasurer   and  Chief
     Accounting   Officer  since  August  1998.   Treasurer  and
     Chief   Accounting   Officer,   Russell   Insurance  Funds;
     Interim Director, Finance and Operations, Frank Russell Trust Company; Senior Vice President and Assistant Fund
     Treasurer,   SSgA  Funds  (investment   company);   Interim
     Director  of  Fund  Administration  and  Accounting,  Frank
     Russell  Investment  Management  Company;   Manager,  Funds
     Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank
     Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds; November 1995 to July 1998, Assistant Secretary, the Seven Seas
     Series Fund; February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

* Randall P. Lert--44 years old - Director of Investments since 1991. Director of Investments, Russell Insurance
     Funds;   Senior   Investment   Officer   and   Director  of
     Investment   Services,   Frank   Russell   Trust   Company;
     Director  and  Chief  Investment  Officer,   Frank  Russell
     Investment   Management   Company;   Director   and   Chief
     Investment   Officer,   Russell  Fund  Distributors,   Inc.
     Director-Futures   Trading,   Frank   Russell   Investments
     (Ireland) Limited and Frank Russell Investments (Cayman) Ltd.; Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990
     to  November   1995,   Director  of  Investments  of  Frank
     Russell Investment Management Company.

* Karl J. Ege--56 years old - Secretary and General Counsel since 1994. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital,
     Inc.;    Secretary,    General    Counsel   and    Managing
     Director--Law  and  Government   Affairs  of  Frank  Russell
     Company;  Secretary  and General  Counsel of Frank  Russell
     Investment   Management   Company,   Frank   Russell  Trust
     Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc.,
     Russell   International
      Services   Co.,   Inc.  and  Russell   20-20   Association;
     Director and Assistant  Secretary of Frank Russell  Company
     Limited  (London)  and  Russell  Systems  Ltd.;   Director,
     Frank  Russell   Investment   Company  LLC,  Frank  Russell
     Investments   (Cayman)  Ltd.,   Frank  Russell   Investment
     Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd.; Secretary, A Street Investments, Inc.; Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation; From July 1993 to December
      1996, Secretary, Russell MLC Management Company.

*    Peter  Apanovitch--52  years old - Manager of Short-Term  Investment
Funds
     since 1991.  Manager of  Short-Term  Investment  Funds,  Russell
Insurance
     Funds;  Manager of Short-Term  Investment Funds,  Frank Russell
Investment
     Management Company and Frank Russell Trust Company.


The persons named in the proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each nominee. A Shareholder may vote for or against any or all of the nominees. If an executed proxy is returned without voting instructions, the shares will be voted for all nominees named herein for Trustees. All of the nominees have consented to being named in this proxy and to serve if elected. The Investment Company knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named in the proxy will exercise their voting power to vote for such substitute person or persons as the Current Trustees of the Investment Company may recommend. If any nominee is not approved by the shareholders of the Investment Company, the Board will consider alternative nominations.

The nominees who receive the greatest number of votes cast by shareholders of the Investment Company who are present at the Meeting in person or by proxy will be declared elected.

           THE BOARD OF TRUSTEES RECOMMENDS THAT
        SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE
               NOMINEES FOR ELECTION TO THE
        BOARD OF TRUSTEES OF THE INVESTMENT COMPANY

       PROPOSAL #3: RATIFICATION OF THE SELECTION OF
             PRICEWATERHOUSECOOPERS LLP AS THE
       INVESTMENT COMPANYS INDEPENDENT ACCOUNTANTS

At its meeting on April 27, 1998, pursuant to a request by the management of the
Investment Company, the Board,  including a majority of the Independent
Trustees
of the Investment Company, selected the firm of PricewaterhouseCoopers LLP to be
independent  accountants for the Investment Company for the year ending
December
31, 1998.  Shareholders  of all of the sub-trusts of the Investment  Company are
being   asked   at  the   Special   Meeting   to   ratify   the   selection
of
PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment
Company's accountant with another prominent accounting firm.

Services in connection with the audit function to be performed by the
Investment
Companys  independent  accountants  include:  (i) the  examination of the annual
financial  statements of the Investment  Company;  (ii) all services rendered in
order to permit the  accountants  to render a formal  opinion on the
Investment
Companys   financial   statements;   and  (iii)   provision  of  assistance
and
consultations with respect to filings with the SEC. PricewaterhouseCoopers LLP does not have any direct or indirect financial interest in the Investment
Company. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Special Meeting. If a representative is present, he or she will have an opportunity to make a statement if he or she desires to do so, and would be available to respond to appropriate questions.

To be ratified, the appointment of PricewaterhouseCoopers LLP must receive the affirmative vote of a majority of the securities of the Investment Company which are present at the Meeting in person or by proxy and vote on this proposal.

             THE BOARD OF TRUSTEES RECOMMENDS
           THAT SHAREHOLDERS VOTE TO RATIFY THE
        SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
     THE INVESTMENT COMPANYS INDEPENDENT ACCOUNTANTS

          PROPOSAL #4: TO APPROVE A NEW ADVISORY
         AGREEMENT BETWEEN THE INVESTMENT COMPANY,

       ON BEHALF OF THE BOND FUND, AND FRANK RUSSELL
       INVESTMENT MANAGEMENT COMPANY, RESTRUCTURING
            SERVICES AND PROVIDING COMPENSATION
              FOR MANAGING ADDITIONAL ASSETS

        Summary of the Proposed Advisory Agreement

The Board of the Investment Company has approved and recommended to the shareholders of each sub-Trust in the Investment Company, including the
Shareholders  of the Bond Fund, a new investment  advisory  agreement  which
(i)
would distinguish investment advisory services from administrative services provided to the Investment Company, and (ii) would assign additional investment supervisory duties to the Manager and provide compensation for those services.

What are the present arrangements for investment supervisory services for the
Bond Fund?

From the inception of the Investment Company to the present time, the
Investment
Company  has  received  both  its  investment  advisory  and its administrative
services from FRIMCo pursuant to a management  agreement  between the
Investment
Company  and  FRIMCo.  The  current   management   agreement  with  FRIMCo
(the
"Management Agreement") dated April 1, 1995, as revised to add additional sub-trusts from time to time, was approved by the shareholders of each sub-trust of the Investment Company, including the Bond Fund, at a special meeting held on
January 22, 1996 (which special meeting was specifically called to consider and approve the Management Agreement). The Management Agreement was continued until
April 30, 1999, by the Board, including all of the Trustees who are not
"interested persons" of FRIMCo, at its meeting held on April 27, 1998. The continuance of the present Management Agreement assured that the Investment
Company would continue to receive the services of FRIMCo after April 30, 1998.

Under the present Management Agreement FRIMCo provides both investment advisory and administrative services in consideration of the respective fees provided for with respect to each sub-trust. Additional information concerning the fees paid by the Bond Fund and certain other sub-trusts is set forth below under
"INFORMATION REGARDING THE PRESENT MANAGEMENT AGREEMENT." The current
Management
Agreement is attached hereto as Exhibit E.


What changes would be made under the new Advisory Agreement?

The Board has concluded that the Investment Company would benefit from the approval of a new investment advisory agreement (the "Advisory Agreement") to replace the present Management Agreement. This portion of the Proxy Statement describes the proposed Advisory Agreement and the present Management Agreement.
The  Board  recommends  that the  Shareholders  approve  the  proposed
Advisory
Agreement. The proposed Advisory Agreement reflects two changes:

     (i) The investment advisory and administrative services which are currently provided under the Management Agreement will be separated into an
         Advisory Agreement and a separate administration agreement.

     (ii)FRIMCo will assume the responsibility for managing additional assets of the Bond Fund that are not treated as net assets under the present agreement, and will be compensated for that responsibility at a rate not to exceed 0.07 of 1% per annum (0.0007) of those additional assets.

Set forth below is a discussion of the reasons for each of these changes, and a summary of the terms of proposed Advisory Agreement. A copy of the proposed
Advisory Agreement is attached as Exhibit F to this Proxy Statement.

How will the new agreement restructure and separate different services?

As noted above, since the inception of the Investment Company, FRIMCo has provided both advisory and administrative services under a single agreement. The current Management Agreement follows this pattern. Both advisory services and administrative services, and the aggregate fee paid for both types of services, are provided for in the Management Agreement. The combination of two types of services (and of the consolidated fee for those services) in a single agreement causes the advisory fees paid by the Investment Company's sub-trusts, including the Bond Fund, to appear to be higher than those which some competitors pay for investment advisory services. In addition, under the 1940 Act, a change to the present Management Agreement affecting only administrative services still must be approved by Shareholders because the Management Agreement also covers advisory services. This makes it difficult for the Investment Company to refine or enhance the scope of administrative services that it receives from FRIMCo, although this effort and expense normally is not imposed on other investment companies which make changes to a purely administrative agreement.

To address these concerns,  management asked the Board to consider a proposal to
separate the Management  Agreement  into two separate  agreements - the proposed
Advisory Agreement and an Administration  Agreement.  Having a separate
Advisory
Agreement  would enable the Investment  Company to present fee  information in a
manner that conforms with the format used by most other mutual funds.  This will
allow  potential  investors  to more  easily and  conveniently  compare the
Bond
Fund's  advisory  fees with those of  similar  mutual  funds.  Having a separate
Administration  Agreement will allow the Investment  Company more flexibility in
adjusting   the   administrative   services  it  receives   from   FRIMCo.
The
Administration Agreement will not deal with the Investment Company's advisory services and will not be subject to Section 15 of the 1940 Act. Thus, changes can be made to the Administration Agreement upon Board approval without the need to hold a shareholder meeting.

At its meeting on June 3, 1998, the Board reviewed the combination of investment advisory and administrative services currently provided to the Investment
Company under the current Management Agreement. The Board then considered the scope of the two sets of services which will be provided to the Investment
Company under the proposed Advisory Agreement and the Administration
Agreement.
FRIMCo has advised the Board, and the Board has determined after further analysis, that the services which will be provided under the two proposed agreements are essentially identical in scope to those currently provided under the present Management Agreement. The Board has also concluded that, while changes in the scope of and cost to the sub-trusts of administrative services could be authorized by the Board in the future, the scope and cost at this time will not be changed by the adoption of the proposed agreements. FRIMCo has advised the Board that there is no present expectation of any reduction in services to, or any material increase in fees payable by, the Investment Company under the proposed agreements as a result of this restructuring of the present
Management Agreement.

How will the Fund compensate FRIMCo for additional investment responsibilities?

The present Management Agreement provides that the Fund will pay to FRIMCo an investment management fee which is based upon the net assets of the sub-trusts under the supervision of FRIMCo. The assets upon which the fee is based include only that portion of the Fund's assets which are included in the "net assets" of the Fund.

The development of new investment practices available to investment companies, or the use by investment companies of some investment techniques to a greater extent than had been possible in the past, has offered the Investment Company the opportunity to seek additional investment opportunities which can benefit its shareholders. Certain of these techniques require that the Investment
Company assume responsibility for investment oversight of cash or other collateral which the Investment Company receives from other parties to a transaction. For example, if a sub-trust lends a portfolio security which it owns to a third party (typically, a broker dealer), it will require that party to deliver to the sub-trust as collateral for the return of the security an amount of cash which is greater in amount than the value of the security loaned.
The sub-trust then benefits by a portion of the additional income which it can obtain by the investment of that cash collateral in U.S. Government securities or repurchase agreements secured by U.S. Government securities. Neither the collateral, nor the instrument in which the collateral is invested, are deemed to be a part of the net assets of the sub-trust upon which FRIMCo's fee is computed.

For the Bond Fund and the other sub-trusts of the Investment Company to obtain the benefit of these transactions, however, the investment of these assets is required. The Board has requested that FRIMCo, as the Manager of the Investment
Company, supervise these additional assets, and has concluded that the careful use of these techniques by the Investment Company, and the receipt of the services of FRIMCo required to utilize these techniques, is in the interests of the sub-trusts and the shareholders of the sub-trusts, including the Bond Fund.
FRIMCo has proposed, and the Trustees have agreed, that it is reasonable to compensate FRIMCo for its supervision of these additional assets. The Board has therefore concluded that it is reasonable that the proposed Advisory Agreement should include a provision which will permit a sub-trust to compensate FRIMCo for investment management of these assets which are not treated as net assets of the Fund at a rate not to exceed 0.07 of 1% of such assets.

Considerations by the Board

In its  deliberations  at the June Board  meeting,  the Trustees  requested
and
evaluated information which the Trustees considered  appropriate to evaluate the
new  structure  and  compensation   arrangements.   The  Board  also
considered
information  relating to the previous  performance of FRIMCo;  extensive annual
financial,   personnel,  and  expense  information  obtained  by  the  Board in
connection  with  consideration  of  the  extension  of the  present
Management
Agreement; and the duty of the Board to carefully weigh such information in order to determine whether to approve the Advisory Agreement. While the Board recognizes that changes under the Administration Agreement could provide for either increases or decreases in services or fees, any amendment to the
Administration Agreement would have to be approved not only by a majority of the
Board, but also by a majority of the Trustees who are not interested persons of
FRIMCo. The Trustees also noted that the independence of the Board is enhanced because, as discussed above, the Investment Company has in effect Plans of
Distribution pursuant to which the selection of the Independent Trustees is committed to the discretion of the Independent Trustees then in office. The
Board considered the fiduciary duty of the Board in connection with continuance of or amendment to any advisory agreement.

Based upon the information obtained by the Board, the Trustees concluded that the approval of the proposed Advisory Agreement, including the advisory fee for management of assets which are not deemed to be part of the net assets of a sub-trust, is in the interests of the Investment Company (including the Bond
Fund) and its shareholders. Although Proposal #1 above requests the approval of
Shareholders  for a  merger  of the  Bond  Fund  into  the  Fixed  Income
Fund,
Shareholders of the Bond Fund are being asked to approve the new form of the
Advisory Agreement so that the Bond Fund can operate in a manner consistent with that of the other sub-trusts of the Investment Company if the Reorganization of the Bond Fund, described in Proposal #1, is not completed prior to the implementation of the new agreements by the other sub-trusts of the Investment
Company.

To be approved, the Advisory Agreement must receive the affirmative vote of a
"majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under
Proposal #1.

           THE BOARD OF TRUSTEES RECOMMENDS THAT
         SHAREHOLDERS VOTE TO APPROVE THE PROPOSED
     ADVISORY AGREEMENT WITH FRIMCO FOR THE BOND FUND,
       INCLUDING THE RESTRUCTURING OF SERVICES AND
        COMPENSATION FOR MANAGING ADDITIONAL ASSETS

            PROPOSAL #5: TO APPROVE A PROPOSED
   AGREEMENT WITH FRIMCO ON BEHALF OF THE BOND FUND, TO
 TAKE EFFECT UPON THE ACQUISITION OF FRANK RUSSELL COMPANY
     BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


Introduction

FRIMCo currently serves as the investment manager to the Bond Fund pursuant to the Management Agreement described above in Proposal #4. If Proposal #4 is approved and implemented, FRIMCo will continue to serve as the investment adviser to the Bond Fund pursuant to the new Advisory Agreement. On August 10, 1998, FRC entered into an Agreement and Plan of Merger (the "Transaction Agreement") with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") pursuant to which Northwestern Mutual will acquire at the effective time all of the outstanding common stock of FRC through the merger of Project Rainier Corp., a wholly-owned subsidiary of Northwestern
Mutual, with and into FRC (the "Transaction"). Northwestern Mutual is a
Milwaukee-based mutual insurance company with assets of more than $76 billion at
June 30, 1998, and annual revenues of more than $12.3 billion for the year ended
December 31, 1997.  Northwestern  Mutual Investment  Services,  LLC
("NMIS"),  a
wholly-owned subsidiary of Northwestern Mutual, serves as investment adviser to the Mason Street Funds, Inc. (a family of retail mutual funds sponsored by
Northwestern Mutual) and Northwestern Mutual Series Fund, Inc. (the investment fund for Northwestern Mutual's variable annuity and life insurance contracts).
NMIS had approximately $9 billion under management at June 30, 1998. The mailing address of Northwestern Mutual is 720 East Wisconsin Avenue, Milwaukee,
Wisconsin 53202-4797.

Pursuant to the Transaction Agreement, FRC will be the surviving corporation in the merger, and will continue to exist as a Washington corporation, as a subsidiary of Northwestern Mutual. The corporate headquarters of FRC will remain in Tacoma, Washington. FRC will retain its name and operating independence and will continue to
operate   globally  as  a  separate   company.   George  F.
Russell, Jr. will continue as Chairman of the Board of Directors of FRC. Michael J. A. Phillips will continue as Chief Executive Officer of FRC and as a member of FRC's Board of Directors.

Consummation of the Transaction will constitute an "assignment," as that term is
defined in the 1940 Act,  of either the  Management  Agreement  or the
Advisory
Agreement,  whichever  agreement is then in effect. As required by the 1940
Act,
each of these Agreements provides for its automatic  termination in the event of
its  assignment.   In  anticipation  of  the   Transaction2  and  the
resulting
termination, a new investment agreement (the "New Agreement") between the Bond
Fund and FRIMCo is being submitted for approval by shareholders of the Bond
Fund. A copy of the Management Agreement is attached hereto as Exhibit E. A copy of the Advisory Agreement is attached hereto as Exhibit F. THE NEW AGREEMENT FOR
THE BOND FUND WILL CONTAIN IN ALL MATERIAL RESPECTS EITHER THE SAME TERMS AS
THE
MANAGEMENT AGREEMENT, OR THE SAME TERMS AS THE ADVISORY AGREEMENT,  THAT ARE
THEN
IN EFFECT AT THE TIME OF THE CONSUMMATION OF THE TRANSACTION, other than the effective date of the respective agreement.

   2 It is currently anticipated that the Reorganization described above in
     Proposal #1, if approved, will be completed prior to the completion of the
     Transaction. This Proposal #5 is being presented to the shareholders of the
     Bond Fund to assure that FRIMCos services may continue to be provided to the Bond Fund in the event that Proposal #1 is not approved or cannot be implemented for any reason.


Board of Trustees Evaluation and Conclusions

At a Board of Trustees meeting on August 10, 1998, the Board was advised that
FRC and  Northwestern  Mutual had entered into the  Transaction  Agreement.
The
Board directed the officers of the Investment Company to obtain additional information concerning Northwestern Mutual, the terms of the Transaction, and the impact of the Transaction on the Investment Company. Extensive information was to the Board provided by FRC and Northwestern Mutual, and this information was reviewed by the Board. In addition, the Independent Trustees also consulted with the Investment Company's outside counsel concerning these matters. After a careful review and evaluation of this information, a special meeting of the
Board was held on October 5, 1998 to consider the information provided by FRC and Northwestern Mutual.

At its October meeting, the Board of the Investment Company focused upon the effect of the proposed Transaction on the Investment Company. Representatives of
FRC and Northwestern Mutual attended the meeting and described the terms of the proposed Transaction and the perceived benefits to the FRC organization, FRIMCo and FRIMCo's investment advisory clients. In the course of these discussions,
FRIMCo and FRC advised the Independent Trustees that they did not expect that the proposed Transaction would have a material effect on the operations of the
Investment Company or its shareholders. FRC has advised the Independent Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of FRIMCo, or in the way that FRIMCo provides services to the Investment Company. Representatives of Northwestern Mutual have informed the Trustees that Northwestern Mutual currently intends to maintain the separate existence of the investment companies that FRIMCo advises, and the funds that NMIS manages.

Though no specific plans have been developed at this time, the Trustees have been advised by FRC that there may be some changes in personnel currently involved in providing services to the Investment Company in order to combine the strengths and efficiencies of FRC and Northwestern Mutual. With respect to non-investment advisory services, Northwestern Mutual and FRC will seek to identify ways in which FRIMCo and other subsidiaries of Northwestern Mutual
(including Robert W. Baird & Co., Incorporated) can more effectively meet the administrative needs of the Investment Company and its affiliates. Any restructuring of non-advisory services provided by FRIMCo will not be subject to the review and approval of the Board of Trustees, including the Trustees who are not "interested persons" of FRC or Northwestern. In their discussions with the
Trustees, Northwestern Mutual representatives also emphasized the strengths of the Northwestern Mutual organization and its commitment to provide the FRC organization, including FRIMCo, with the resources necessary to continue to provide high quality services to the Investment Company and the other investment advisory clients of the FRC organization.

The Board of the Investment Company was advised that the Transaction Agreement provides for FRC to rely, and that FRC intends to rely, on Section 15(f) of the
1940 Act, which provides a safe harbor for an investment adviser to an investment company (and the advisers affiliated persons) to retain any amount or benefit received in connection with a change in control of the investment adviser so long as the two conditions described below are met.

First, for a period of three years after the Transaction, at least 75% of the members of the Board of Trustees of the Investment Company must not be
"interested persons" of the Investment Company's investment adviser or its predecessor adviser. Assuming the election of the nominees listed in Proposal
#2, the Board of the Investment Company would be in compliance with this provision of Section 15(f) at the time of, or prior to, the consummation of the
Transaction. (See Proposal #2 concerning the election of the Board of Trustees.)

Second, an "unfair burden" must not be imposed upon the Investment Company as a result of such Transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the
Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Investment Company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Investment Company (other than ordinary fees for bona fide services as principal underwriter for the Investment Company). No compensation agreements which would violate Section 15(f) are contemplated in connection with the Transaction.

FRIMCo has undertaken to pay the incremental costs associated with the preparation, filing, printing, and distribution of these proxy materials, and of holding the special meeting in lieu of annual meeting, as well as any other fees and expenses incurred by the Investment Company in connection with the
Transaction, including the fees and expenses of legal counsel to the Investment
Company, to the extent that such costs are more than those associated with the annual meeting costs which the Investment Company would bear in the absence of this proposal.

During the course of their deliberations,  the Independent Trustees considered a
variety  of  factors.  These  included  the  nature,  quality  and extent of the
services furnished by FRIMCo to the Investment Company; the investment record of
FRIMCo in managing the Funds in the  Investment  Company,  including the special
role of FRIMCo as a "manager  of  managers";  the  increased  complexity  of the
domestic  and  international  securities  markets;  and  comparative  data as to
investment performance,  advisory fees and other fees, including administrative
fees, and expense ratios.  The Board also considered the risks assumed by
FRIMCo
by serving as Adviser to the  Investment  Company;  the  necessity for FRIMCo to
maintain  and enhance its ability to retain and  attract  capable  personnel to
serve  the  Investment  Company;   FRIMCo's   profitability  from  advising
the
Investment Company; and other benefits received by FRIMCo from serving the
Investment Company. In connection with the acquisition of FRC by Northwestern
Mutual, the Board noted that there could be possible economies of scale or other advantages to the Investment Company of having an adviser with a parent which also serves other investment companies. The Board also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage experienced personnel and to provide services to competing investment companies;
and the financial resources of FRIMCo and the continuance of appropriate incentive compensation arrangements to assure that FRIMCo will continue to furnish high quality services to the Investment Company.

In addition to the foregoing factors, the Independent Trustees gave careful consideration to the likely impact of the Transaction on the FRC organization.
In this regard, the Independent Trustees considered, among other things, the following factors: the structure of the Transaction, which is expected to afford
FRIMCo executives significant autonomy over FRIMCo's operations and could potentially provide meaningful FRC equity participation and incentives for certain FRIMCo employees; FRIMCo's, FRC's and Northwestern Mutual's commitment to enable FRIMCo to pay compensation adequate to attract and retain top quality personnel; information regarding the financial resources and business reputation of Northwestern Mutual; the complementary nature of various aspects of the business of FRIMCo and the Northwestern Mutual organization; and the current intention of Northwestern Mutual to maintain separate Frank Russell and
Northwestern Mutual brands in the mutual fund business. Based on the foregoing, the Independent Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Investment Company and concluded that the Transaction should enhance FRIMCo's ability to provide such services. The Independent Trustees considered the foregoing factors with respect to each of the sub-trusts of the Investment Company, and the Investment Company collectively. The Trustees, including the Independent Trustees, concluded that the on-going reorganization of the organizational and operational structure of the sub-trusts of the Investment Company permitted the Trustees to conclude that no sub-trust would be affected differently from the Investment Company as a whole in these respects, and therefore determined that the conclusions of the
Board with respect to these matters would have equal impact with respect to every sub-trust in the Investment Company.

As a result of these deliberations, at the Board of Trustees meeting on October
5, 1998, the Trustees of the Investment Company, including the Independent
Trustees, approved the New Agreement for the Investment Company, and recommended that shareholders of each of the sub-trusts in the Investment Company approve the New Agreement, to become effective upon the completion of the change of control of FRC and the termination of the agreement then in effect. (See Proposal #4 concerning the current investment management agreement, and the proposed advisory agreement.)

The Board has not determined what action would be taken in the event that any sub-trust does not approve the New Agreement for that sub-trust, and the
Transaction closes. In such a circumstance, the Board would seek to obtain for the sub-trust suitable advisory services from FRIMCo or another investment advisor on both an interim and/or a continuing basis. The approval of continuing arrangements would be subject to the approval of the shareholders of the affected sub-trust. The Trustees have determined that, in the event the
Transaction is not completed, FRIMCo will continue to serve the Investment
Company under the terms of the agreement then in effect.

Information  Concerning the  Transaction  and  Northwestern
Mutual

Under the Transaction Agreement, at the effective time of the Transaction, each share of FRC common stock then outstanding (other than shares for which dissenters' rights have been exercised) will be converted into the right to receive $905,000,000 divided by the number of fully diluted units of equity of
FRC (taking into account all outstanding shares of FRC capital stock, options to acquire shares of FRC capital stock,, equity appreciation units and other equity related rights), adjusted as described below. Such share price will be increased or reduced based on the change (taking into account certain pro forma adjustments) in FRC's net worth per share between March 31, 1998 and closing. In addition, $90,000,000 of the $905,000,000 will be held back by Northwestern
Mutual at the closing to cover any adjustments occassioned by changes in the net worth of FRC and for losses incurred by Northwestern Mutual or FRC as a result of the breach by FRC of certain specified representations made by FRC in the Transaction
Agreement, and will be distributed to the former FRC shareholders and other former holders of FRC equity related rights no earlier than October 1, 1999, to the extent there are no such adjustments or claims in respect of the breach of the specified representations. FRC currently has approximately 200 shareholders. Certain shareholders of FRC who have held their shares of common stock for less than twelve months will have the option to convert such shares of common stock into FRC preferred stock prior to the closing. Such preferred stock will be subject to certain put and call rights during certain periods (at a price per share equal to the amount that would have been paid if the preferred stock had been common stock at the effective time of the Transaction, plus a percentage of cumulative earnings per share of FRC on a fully diluted basis from such effective time to the quarter preceding the put or call) but will convert to FRC common stock if not redeemed or repurchased after four years. George Russell, his family members and their related trusts are expected to own approximately 59% in the aggregate of the fully diluted equit units of FRC at the effective time of the Transaction. Lynn Anderson is also a shareholder of FRC and is expected to own approximately 1% of the fully diluted equity units of FRC at the effective time of the Transaction.

At and after the effective time of the Transaction, FRC will be a subsidiary of
Northwestern Mutual. FRIMCo will remain a wholly-owned subsidiary of FRC. In connection with the Transaction, 50,000,000 shares of new FRC common stock will be reserved for future issuance under an FRC Incentive Payments Plan. The
Incentive Payments Plan will be established to enhance the value of FRC and its subsidiaries, including FRIMCo, by motivating superior performance of management and key employees of the FRC organization after the closing of the Transaction through the award of shares of FRC common stock and cash (to cover certain income tax consequences of any stock award) to certain employees of FRC and its subsidiaries. Over the course of a five-year period from the effective time of the Transaction, participants in the Incentive Payments Plan could collectively earn awards constituting up to 20% of the outstanding common stock of FRC, depending upon FRC's cumulative earnings over a five-year period. George Russell and his wife, Jane
Russell, will be awarded 20% in the aggregate of the total number of incentive shares that may be issued under the Incentive Payments Plan. Lynn Anderson is expected to participate in the Incentive Payments Plan. Lynn Anderson is expected to participate in the Incentive Payments Plan. The number of incentive shares to be granted to Mr. Anderson will be determined after the closing of the
Transaction.

At the closing, FRC and Northwestern Mutual will enter into a Governance
Agreement (the "Governance Agreement"). Under the Governance Agreement, the
Board  of  Directors  of FRC  will  be  comprised  of five  persons.
Initially,
Northwestern Mutual will elect to the FRC Board George F. Russell,  Jr.,
Michael
J.A. Phillips (both of whom are currently members of FRCs Board) and three other
Northwestern Mutual-designated persons. Thereafter, Northwestern Mutual has agreed to take all actions within its power to cause the FRC Board at all times to be comprised of (i) FRCs Chief Executive Officer and one other senior officer or employee of FRC designated by the Chief Executive Officer and approved by a majority of the FRC directors then in office (with Messrs. Russell and Phillips, each a "Russell-designated director"); and (ii) three other persons designated by Northwestern Mutual.

The names, addresses and principal occupations of the initial
Russell-designated
directors are as follows:

     George F. Russell, Jr., 909 A Street,  Tacoma,  Washington,  98402;
Trustee
      and  Chairman of the Board since 1984,  Frank  Russell
     Investment  Company;  Trustee and Chairman of  the Board since 1996,
      Russell Insurance Funds; Director, Chairman of the Board, and Chief Executive Officer, Russell Building Management Company, Inc.;
Trustee
     and Chairman of the Board, Frank Russell Company, Frank Russell
Securities,
     Inc., Frank Russell Trust Company,  Frank Russell  Investments
(Delaware),
     Inc.;  Director,  Frank Russell Investment  Management  Company;
Director,
     Chairman of the Board and President, Russell 20/20 Association.

     Michael J.A. Phillips, 909 A Street, Tacoma,  Washington,  98402;
Director,
     President and Chief Executive Officer, Frank Russell Company; Director and
     President,  Frank Russell Investments  (Delaware),  Inc.;  Director,
Frank
     Russell  Capital Inc.,  Frank Russell Japan Co., Ltd.,  Frank Russell
Trust
     Company,  Russell Systems Limited,  Frank Russell Company Limited and
Frank
     Russell Company Pty Limited.

The three initial directors to be designated by Northwestern Mutual have not yet been determined, but will be selected prior to the closing of the Transaction.
It is currently anticipated that such directors will be selected from among the executive officers of Northwestern Mutual.

The Governance Agreement, which will terminate no later than December 31, 2008, vests the officers of FRC with the responsibility for day-to-day management and implementation of FRCs annual operating budget and strategic plan. However, FRC
Board approval is required before certain specified actions may be taken by FRC or its subsidiaries including, (i) the registration, issuance and/or sales of securities of FRC and its subsidiaries; (ii) the merger, consolidation or sale of a substantial portion of assets with or to another entity (other than another
FRC company); (iii) entering into certain joint ventures, partnerships or other business combinations or acquisitions; (iv) entering into any material business or line of business other than investment management, investment consulting, securities trading, analytical services, and other similar financial services;
or discontinuing any material line of business; (v) entering into material exclusivity contracts, or other agreements, which materially restrict the manner in which FRC or its subsidiaries conduct their investment management business in any jurisdiction, or any U.S. distribution agreements with any life insurance company or life insurance marketing company other than Northwestern Mutual and its affiliates; (vi) selling, leasing or otherwise disposing of certain assets or property; (vii) assuming, incurring, or becoming liable for certain material indebtedness for borrowed money; (viii) pledging, mortgaging or encumbering certain assets; (ix) amending its articles of incorporation or bylaws or undertaking any recapitalization or similar plan; (x) changing FRCs heads of internal audit or compliance; (xi) approving any transaction with key employees or certain related parties; (xii) taking any action with respect to an FRC stockholder meeting; (xiii) declaring dividends or distributions on FRCs shares;
or (xiv) taking any action required to be taken or approved by the FRC Board under Washington State corporate law. With respect to (iv) and (v) above, FRC
Board approval must include the approval of the Chief Executive Officer of FRC.
In addition, for a period of ten years from the date of the Governance
Agreement, FRC may not change its name or move its principal place of business to a location other than Tacoma, Washington, without the unanimous vote or consent of the FRC Board.

The closing of the Transaction is subject to a number of conditions, including, among others, approval by FRC shareholders; a determination that at the closing date FRC's annualized revenues from investment advisory, retainer consulting and analytical services (neutralized for market effect and currency fluctuations) have not fallen below 90% of the level of such revenues as of July 31, 1998; the absence of any restraining order or injunction preventing the Transaction, or any litigation seeking such an injunction; the continued accuracy of the representations and warranties contained in the Transaction Agreement; delivery and/or filing of certain documents contemplated by the Transaction Agreement;
all material governmental approvals having been obtained; holders of not more than 2% of the outstanding FRC common stock having exercised their statutory appraisal rights; and compliance in all material respects with all agreements and obligations contained in the Transaction Agreement. Holders entitled to vote a percentage of shares of FRC sufficient to approve the Transaction have entered into an agreement with Northwestern Mutual in which they have agreed to vote such shares in favor of the approval of the Transaction. The Transaction is expected to close on or about December 30, 1998, with the merger becoming effective on January 1, 1999.

The information set forth under this Proposal #5 concerning FRC and the
Transaction has been provided to the Bond Fund by FRC, and the information set forth under this Proposal #5 concerning Northwestern Mutual has been provided to the Bond Fund by Northwestern Mutual.

Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized
under the laws of  Wisconsin.  Its home office is located at 720 East
Wisconsin
Avenue, Milwaukee, Wisconsin 53202-4797.  Northwestern Mutual's products consist
of a full  range  of  permanent  and  term  life  insurance,  disability income
insurance,  long term care  insurance,  mutual funds and annuities for personal,
estate, retirement, business and benefits planning. Northwestern Mutual provides
its   insurance   products  and  services   through  an  exclusive   network
of
approximately 7,200 agents associated with over 100 general agencies nationwide.
Northwestern Mutual leads the U.S. in both individual life insurance sold annually (approximately $78 billion in 1997) and total individual life insurance in force (more than $500 billion at June 30, 1998). Northwestern Mutual employs over 3,600 people, mostly in Milwaukee, Wisconsin.

FRC, one of the worlds  leading  investment  management  and  consulting firms,
provides  investment  advice,  analytical tools and funds to  institutional
and
individual  investors in more than 30 countries.  FRC, through its subsidiaries,
currently manages  approximately  $40 billion in assets and provides investment
strategy consulting,  including manager selection,  for more than $1 trillion in
retainer client assets.  It is also well known for its family of market indexes,
including  the  Russell  2000@.   Russell  indexes  provide   complete  sets
of
performance benchmarks for investors in Australia, Canada, Japan and the United
States.  FRC is a three-time  winner of  Washington  CEO  magazines  "Best
Large
Company to Work For" award in Washington State, and in 1997 was chosen from among some 12 million family companies to receive the "National Family Business of the Year" Award. Founded in 1936, the FRC organization is an established presence in the asset management and mutual fund industry.

Required Vote

Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #1.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
   VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT WITH
     FRIMCo ON BEHALF OF THE BOND FUND, TO TAKE EFFECT
    UPON THE ACQUISITION OF FRC BY NORTHWESTERN MUTUAL


          PROPOSAL #6: TO APPROVE AN AMENDMENT TO
          THE BOND FUNDS FUNDAMENTAL INVESTMENT
       RESTRICTIONS TO INCREASE THE AMOUNT WHICH THE
            FUND MAY BORROW TO MEET REDEMPTIONS

What is the present limitation on borrowing by the Funds?

Section  18(f)(1) of the 1940 Act  provides  that it shall be  unlawful  for any
registered  open-end investment company to issue any class of senior security
or
to sell any senior  security  of which it is the  issuer,  except  that any such
registered  company shall be permitted to borrow from any bank;  provided, that
immediately after any such borrowing, there is an asset coverage of at least
300
per cent for all borrowings of the investment company; and provided further, that in the event that such asset coverage shall at any time fall below 300 per cent the registered company shall, within three days thereafter (not including
Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per cent.

The Investment Company, including the Bond Fund, has previously adopted a fundamental investment restriction that limits the borrowing authority of each sub-trust to less than the amount that is permitted by the 1940 Act as described in the prior paragraph. Specifically, the Bond Fund's investment restriction on borrowing currently provides:

     "[The Bond Fund will not:] Borrow amounts more than 5% of the Funds total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that [the] Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments.
     The Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets. Collateral arrangements with respect to margin for futures contracts are not deemed a pledge of assets."

Why is an increase in the borrowing limitation proposed?

At a Board meeting held on April 27, 1998, management reported to the Board on the prospects for entering into a line of credit for the Investment Company with a commercial bank, whereby the Investment Company's sub-trusts would be permitted to borrow money under the line of credit in order to meet redemption requests. This practice would permit the Fund to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. Given the present investment restriction of the Investment
Company, borrowings by the Bond Fund for this purpose would be limited to five percent of the Bond Fund's assets.

At the Board meeting, management recommended that the Trustees consider approving a revision to the fundamental restriction that would authorize a higher borrowing level for the purpose of efficiently meeting shareholder redemption requests. FRIMCo, in advocating an increase in the borrowing limits for the Investment Company's sub-trusts, noted that raising the maximum level of borrowing to conform to the 1940 Act's limitation would give the Investment
Company's money managers greater flexibility in meeting shareholder redemption requests.

The officers of the Investment Company noted that an increase in the maximum level of borrowing permitted to the Investment Company's sub-trusts, including the Bond Fund, would permit the Investment Company to negotiate a larger line of credit with a bank, although the officers advised the Board that there is no present intention to do so at this time.

At a meeting on June 3, 1998, the Board approved a proposal to increase the borrowing limit under the Bond Fund's fundamental investment restriction, and directed that the officers of the Investment Company submit to Shareholders a proposal to approve such amendment to permit borrowing at a higher level by the
Bond Fund. If approved, the Bond Fund's investment restriction would be revised to state:

     "[The Bond Fund will not:] Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Funds assets taken at market value, less liabilities other than borrowings. If at any time the Funds borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days.
     Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restriction, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets."

The revised fundamental investment restriction will take effect after receipt of approval by Shareholders.

To be approved, the proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act and as described in more detail in the last paragraph under Proposal #1.

           THE BOARD OF TRUSTEES RECOMMENDS THAT
         SHAREHOLDERS VOTE TO APPROVE A CHANGE IN
 THE BOND FUND'S FUNDAMENTAL RESTRICTIONS TO INCREASE THE
         LIMITS ON BORROWING MONEY FOR THE PURPOSE
                  OF MEETING REDEMPTIONS



        PROPOSAL #7: TO APPROVE THE ELIMINATION OF
        CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                APPLICABLE TO THE BOND FUND

In October 1996,  Congress enacted the National  Securities Markets
Improvement
Act of 1996 ("NSMIA") to promote efficiency and capital formation in the financial markets. Among its provisions, NSMIA preempted states from regulating the offering of securities of registered investment companies, such as the
Investment Company. In practical effect, NSMIA nullified a body of differing state securities laws applicable to operational and investment requirements that had historically been imposed on investment companies by some states.

As a result of the enactment of NSMIA, certain of the fundamental and non-fundamental investment policies and restrictions adopted in the past by the
Bond Fund to comply with state qualification requirements were rendered no longer necessary. At the Board meeting held on November 4, 1996, management recommended that the Trustees approve, subject to Shareholder approval, the elimination of certain fundamental and non-fundamental investment policies and restrictions, which appear in the Investment Company's Statement of Additional
Information. The fundamental restrictions of the Bond Fund which are proposed to be eliminated are substantially as follows:

     1) The Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs;

     2) The Bond Fund will not invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities; and

     3) The Bond Fund will not purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Investment Company, or one or more of the officers or directors of the money manager responsible for the investment or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

Management believes that the fundamental restrictions identified above limit the
Bond Funds money managers without a commensurate  reduction in risk for the
Bond
Fund, and hence, benefit neither the Bond Fund nor its Shareholders. Since
NSMIA
has preempted the states' ability to compel the Bond Funds compliance with these
investment  restrictions,  the  Board  approved  the  elimination,   subject
to
Shareholder approval, of each of the restrictions set forth above.

Shareholders must vote to eliminate each investment restriction identified above individually. While the Shareholders of the Bond Fund are being asked to approve the elimination of these fundamental investment restrictions, the collective elimination will ONLY take effect if the Reorganization of the Bond Fund, described in Proposal #1 above, is not approved.

To be approved, the elimination of each fundamental investment restriction must receive the affirmative vote of "a majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #1.

           THE BOARD OF TRUSTEES RECOMMENDS THAT
      SHAREHOLDERS VOTE TO APPROVE THE ELIMINATION OF
        CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                APPLICABLE TO THE BOND FUND


             INFORMATION REGARDING THE CURRENT
                   MANAGEMENT AGREEMENT

The table below sets forth (i) the net assets of the Bond Fund as of the
Investment Companys year ended December 31, 1997; and (ii) the rate of management fee, computed daily and payable monthly, to which FRIMCo is entitled for the services provided and expenses assumed pursuant to the Management
Agreement. The table also reflects the actual management fee (net of waivers) paid by the Bond Fund for the year ended December 31, 1997.

                       Annual Management     Management Fees (net
     Net Assets as     Fee                   of
     of 12/31/97       (Based On Average     waivers) for Year
                       Net Assets)           Ended 12/31/97
     $172,976,445      .50%                  $812,308

Included in the total management fee is the amount that FRIMCo, as agent for the
Investment Company, pays as fees to the Bond Fund's money managers for their investment selection services. For the year ended December 31, 1997, FRIMCo paid fees to the money managers of the Bond Fund of $282,055.

For the year ended December 31, 1997, the Bond Fund did not pay any brokerage commissions and did not enter into any brokerage transactions. The Bond Fund, however, engages in transactions with dealers acting as principal and the costs of such transactions involve dealer spreads rather than brokerage commissions.

FRIMCo serves as the manager for the following Investment Company sub-trusts that have investment objectives similar to those of the Bond Fund:


                        Net Assets      Maximum Annual
     Investment         (As of  Aug.    Management Fee
     Company Sub-Trust  21, 1998)       (Based on Average
                                        Net Assets)

     Diversified Bond   $802,185,368    0.45%
     Fund*

     Multistrategy      $541,119,512    0.65%
     Bond Fund*

     Limited            $109,243,701    0.50%
     Volatility
     Tax-Free Fund*

     Fixed Income I     $962,223,108    0.30%
     Fund *

     Fixed Income II    $249,824,282    0.50%
     Fund*

     Fixed Income III   $476,609,388    0.55%
     Fund*


* FRIMCo may from time to time waive its management fees and change any waivers at any time.

Directors and Officers of FRIMCo

Set forth below are the names and current positions of the officers and directors of FRIMCo, along with their positions with FRC and/or the Investment
Company, as applicable:

   Name           Investment      FRIMCo           FRC
                  Company

   George F.      Trustee,        Director         Director,
   Russell, Jr.   Chairman of                      Chairman
                  the Board                        of the
                                                   Board

   Lynn L.        Trustee,        Director,        Director
   Anderson       President,      Chairman of
                  and Chief       the Board and
                  Executive       Chief
                  Officer         Executive
                                  Officer

   Randall P.     Director of     Director         -------
   Lert           Investments

   Eric A.        -------         Director,        Director
   Russell                        President

   Karl J. Ege    Secretary and   Secretary and    Secretary
                  General         General          and
                  Counsel         Counsel          General
                                                   Counsel

   Peter F.       Manager of      Manager of       -------
   Apanovitch     Short Term      Short Term
                  Investment      Investment
                  Funds           Funds

   Mark E.        Treasurer and   Interim Direc-   -------
   Swanson        Chief           tor of Fund
                  Accounting      Administration
                 Officer          and Accounting


   INFORMATION REGARDING THE SOLICITATION AND REVOCATION
             OF PROXIES AND VOTING INFORMATION

This Proxy Statement is provided on behalf of the Board of Trustees of the
Investment Company in connection with a Special Meeting in lieu of Annual
Meeting of Shareholders of the Bond Fund to be held at the offices of the
Investment  Company at 909 A Street,  Tacoma,  Washington  98402,  on
Thursday,
November 19, 1998 at 10:00 a.m., local time, and at any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about October 10, 1998. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Investment Company expressly revoking your proxy, by signing and forwarding to the Investment Company a later-dated proxy, or by attending the Special Meeting and casting your votes in person.

The Investment Company requests that broker-dealer firms,  custodians, nominees
and  fiduciaries  forward proxy material to the beneficial  owners of the shares
held of record by such  persons.  The  Investment  Company  may  reimburse such
broker-dealer firms,  custodians,  nominees and fiduciaries for their reasonable
expenses  incurred  in  connection  with such  proxy  solicitation.  The cost of
soliciting these proxies will be borne by each Fund, to the extent of its direct
operational expenses,  and by FRIMCo. In addition to solicitations by mail, some
of the officers and employees of the Investment Company, FRIMCo and Distributors, without extra remuneration, may conduct additional
solicitations by telephone, telegraph and  personal   interviews.   The
Investment Company has engaged Management Information Systems to solicit proxies from brokers, banks, other institutional holders and individual
shareholders  for  an  approximate   fee,   including out-of-pocket expenses,
ranging between $25,000 and $50,000.

Who may vote at the Special Meeting?

The Board of the Investment Company has fixed the close of business on
September
21,  1998,  as the record  date (the  "Record  Date") for the  determination of
Shareholders  entitled to notice of and to vote at the  Special  Meeting and any
adjournments  thereof. Only holders of record of shares at the close of business
on the Record  Date are  entitled  to notice  of,  and to vote at,  the
Special
Meeting  and any  adjournments  thereof.  The  holders of 5% or more of the
Bond
Fund's shares are listed in the section "Principal  Shareholders"  below. At the
close of business on the Record Date,  the total number of voting  shares of the
Bond Fund issued and  outstanding  was  ______________,  and the total number of
voting shares of the Investment Company issued and outstanding was
--------------.

The holder of record of each full share of beneficial interest of the Bond Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the meeting or any adjournments thereof, with a proportionate vote for each fractional share.

What other business will be discussed at the Special Meeting in Lieu of Annual
Meeting?

The Board of Trustees does not intend to present any matters  before the
Special
Meeting  in  Lieu of  Annual  Meeting  other  than as  described  in this
Proxy
Statement,  and is not aware of any  other  matters  to be  brought  before the
Meeting or any adjournments thereof by others. If any other matter legally comes
before  the  meeting,   your  shares  will  be  voted  in  accordance  with
the
instructions of the Board of Trustees of the Investment Company, and in the judgment of the named proxies.

What if a quorum is not present at the Special Meeting?

In the event a quorum is not present at the Special Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate.
An adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies which they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by the Investment Company. Abstentions and broker
"non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum.

                  PRINCIPAL SHAREHOLDERS

As of August 21, 1998, all of the respective officers and Trustees of the
Investment Company, as a group, owned less than 1% of the outstanding voting securities of the Class S Shares of the Bond Fund and of the Fixed Income Fund, as relevant. As of August 21, 1998, no Class E Shares of either Fund were issued or outstanding, and the following persons were known by the Investment Company to be beneficial owners of more than 5% of the voting securities of the Class S
Shares of the Bond Fund and the Fixed Income Fund:

(1)  Title of Class:   Fixed Income Fund
-----------------------------------------------------
                              (3)
(2)                           Amount and
Name and Address              Nature of     (4)
of Beneficial                 Beneficial    Percent of
Owner                         Ownership     Class
-----------------------------------------------------
Anchor/Russell Capital
Advisors, Inc.                841,728        6.24
One Post Office Square,       shares
38th Floor
Boston, MA  02109
-----------------------------------------------------
Boys Republic
3493 Grand Avenue             972,794        7.22
Chino Hills, CA  91709        shares
-----------------------------------------------------
Corus Asset Management
2401 N. Halsted               868,136        6.44
Chicago, IL  60614            shares
-----------------------------------------------------
First Tennessee Bank,
N.A.                          1,322,220      9.81
Plaza Tower, 5th Floor        shares
800 South Gay Street
Knoxville, TN
37995-1230
-----------------------------------------------------
Reber & Associates
1225 Seventeenth              1,145,304      8.50
Street, Suite 1400            shares
Denver, CO  80202-5820
-----------------------------------------------------
Ronald Blue & Co.
1100 Johnson Ferry            4,002,139      29.68
Road, N.E.,                   shares
Suite 600
Atlanta, GA  30342
-----------------------------------------------------
U.S. Bank National
Association                   680,130        5.04
601 Second  Ave. South,       shares
Box A55
Minneapolis, MN
55402-4302

-----------------------------------------------------
(1)  Title of Class:   Class S Shares of Bond Fund
-----------------------------------------------------
                         (3)
(2)                      Amount and
Name and Address         Nature of      (4)
of Beneficial            Beneficial     Percent of
Owner                    Ownership      Class
-----------------------------------------------------
A.G. Edwards & Sons,
Inc.                     1,078,069      10.33%
One North Jefferson      shares
St. Louis, MO  63103
-----------------------------------------------------
Ballew/Russell, Inc.
4800 I-55  North,        649,998        6.23
Suite 21                 shares
Jackson, MS  39211
-----------------------------------------------------
Harbor Capital
Management, Inc.         858,214        8.23
831  E.   Morehead  St., shares
Suite 350
Charlotte, NC  28202
-----------------------------------------------------

              INFORMATION ABOUT THE BOND FUND

Information  about  the Bond Fund and the  Investment  Company  is incorporated
herein  by  reference  from the  current  Prospectus  and  Annual  Report of the
Investment  Company's Russell Funds, dated May 1, 1998, as supplemented through
August 20,  1998,  and  December  31,  1997,  respectively,  and the
Investment
Company's   Statement  of  Additional   Information,   dated  May  1,  1998,
as
supplemented through August 20, 1998, copies of which may be obtained without charge by writing or calling the Investment Company at the address and telephone number shown on the cover page of this Proxy Statement. Reports and other information filed by the Bond Fund may be inspected and copied at prescribed rates, at the Public Reference Facilities maintained by the SEC at 450 Fifth
Street NW, Washington, DC 20549, at the Los Angeles Regional Office of the SEC at 5757 Wilshire Boulevard, Suite 500 East, Los Angeles, California 90036-3648,
and at the Midwest Regional Office of the Securities and Exchange commission at
500 West Madison Street, Chicago, Illinois 60661-2511. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange
Commission at http://www.sec.gov.

          INFORMATION ABOUT THE FIXED INCOME FUND

Information  about the Fixed  Income Fund is included in the current
Prospectus
and Annual Report of the Investment Company's Institutional Funds, each of which
is attached to this Proxy  Statement  (as  Exhibits B and C,  respectively)
and
incorporated by reference herein.  Additional information about the Fixed
Income
Fund  is  included  in  the   Investment   Company's   Statement  of
Additional
Information,  dated May 1, 1998, as  supplemented  through August 20, 1998.
Both
the   Investment   Companys   Statement  of  Additional   Information   and
the
Institutional Funds Prospectus have been filed with the SEC and are incorporated
by reference herein. A copy of the Investment  Companys  Statement of
Additional
Information may be obtained without charge by writing to the Investment
Company
at  the  address  on  the  cover  page  of  this  Proxy   Statement  or
calling
1-800-972-0700.

         INFORMATION ABOUT THE INVESTMENT COMPANY

The Investment Company is subject to the informational requirements of the
Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Securities and Exchange Commission. These materials may be inspected and copied, at prescribed rates, at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW,
Washington, DC 20549, at the Los Angeles Regional Office of the Securities and
Exchange  Commission at 5757 Wilshire  Boulevard,  Suite 500 East,  Los
Angeles,
California 90036-3648, and at the Midwest Regional Office of the Securities and
Exchange Commission at 500 West Madison Street,  Chicago,  Illinois
60661-2511.
Information may also be obtained from the Internet Web site maintained by the
Securities and Exchange Commission at http://www.sec.gov.

                   EXHIBITS TO COMBINED
                PROSPECTUS/PROXY STATEMENT

Exhibit

A. Agreement and Plan of Reorganization by Frank Russell
   Investment Company (the "Investment Company"), for the
   Volatility Constrained Bond Fund and the Fixed Income
   II Fund (the "Fixed Income Fund").

B. Prospectus dated May 1, 1998, as supplemented through August 20, 1998, of the
   Investment Companys Institutional Funds, relating to the Fixed Income Fund.

C. Annual Report dated December 31, 1997 for the
   Investment Companys Institutional Funds, relating to the Fixed Income Fund.

D. Semi-Annual Report of the Investment Companys
   Institutional Funds, including the Fixed Income Fund, dated June 30, 1998.

E. Present  Management  Agreement  (the  "Management   Agreement")  between
the
   Investment Company and FRIMCo.

F. Proposed Advisory Agreement ("Proposed Advisory Agreement") between the
   Investment Company and FRIMCo.

FRANK RUSSELL INVESTMENT COMPANY                       PROXY
SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

                    NOVEMBER 19, 1998

The undersigned hereby revokes all previous proxies for the undersigned's shares
and appoints Gregory J. Lyons and Rick Chase,  and each of them,  proxies of the
undersigned with full power of substitution to vote all shares of the
Volatility
Constrained  Bond Fund (the "Bond  Fund") which the  undersigned  is entitled to
vote  at  the  Bond  Fund's  Special  Meeting  in  Lieu  of  Annual  Meeting
of
Shareholders  ("Special  Meeting")  to be held at the  offices of Frank
Russell
Investment Company (the "Investment Company"), at 909 A Street, Tacoma, WA
98402
at 10:00 a.m., local time, on Thursday, the 19th day of November 1998, including any adjournment thereof, upon such business as may properly be brought before the Special Meeting.

                                       FOR   AGAINST  ABSTAIN

No. 1  To approve an  Agreement  and
       Plan    of     Reorganization
       between    the     Investment
       Company,  on  behalf  of  the
       Bond  Fund and on  behalf  of
       the  Fixed   Income  II  Fund
       (the  "Fixed  Income  Fund"),
       that  provides for the merger
       of the  Bond  Fund  into  the
       Fixed   Income   Fund,    the
       distribution   of   Class   S
       Shares  of the  Fixed  Income
       Fund to the  shareholders  of
       the   Bond   Fund,   and  the
       dissolution of the Bond Fund.

No. 2  To   elect   the   Board   of
       Trustees  of  the  Investment\       Company: (To withhold your vote
       from any nominee, strike out the
        name of the nominee below.)
       a. Lynn L. Anderson
       b. Paul E. Anderson
       c. Paul Anton, Ph.D.
       d. William E. Baxter
       e. Lee C. Gingrich
       f. Eleanor W. Palmer

No. 3  To ratify  the  selection  of
       PricewaterhouseCoopers    LLP
       as      the       independent
       accountants      for      the
       Investment Company.

No. 4  To  approve  a  new  advisory
       agreement  with Frank Russell
       Investment         Management
       Company    ("FRIMCo"),    the
       present   investment  manager
       to the Bond Fund,  reflecting
       the      restructuring     of
       services        and       the
       compensation  of  FRIMCo  for
       managing  certain  additional
       assets of the Bond  Fund,  as
       set   forth   in  the   Proxy
       Statement.

No. 5  To  approve  a  new  advisory
       agreement  with  FRIMCo,   to
       take    effect    upon    the
       acquisition  of Frank Russell
       Company  by The  Northwestern
       Mutual     Life     Insurance
       Company.

No. 6  To  approve  a change  to the
       Bond    Fund's    fundamental
       investment      restrictions,
       authorizing      a     higher
       borrowing   level   for   the
       purpose   of       meeting
       redemptions.

No. 7  To approve the  amendment  of
       certain           fundamental
       investment       restrictions
       applicable  to the Bond  Fund
       to  revise  the  Bond  Fund's
       fundamental        investment
       restrictions to:

No.    Eliminate the  restriction on
7.a.   investing   in  interests  in
       oil,  gas  or  other  mineral
       exploration or  developmental
       programs;

No.    Eliminate the  restriction on
7.b.   investing  in  securities  of
       an issuer which, together with any predecessor, has been in operation for less than three  years if, as a result,  more than 5% of the Bond
Fund's
       total assets would then be invested in such securities; and

No.    Eliminate the  restriction on
7.c.   purchasing  or retaining  the
       securities of an issuer if, to the Bond Fund's knowledge,  one or more of
       the trustees or officers of the Investment Company, or one or more of the
       directors of the money  manager  responsible  for the  investment  or its
       directors or officers,  individually own beneficially more than 1/2 of
1%
       of the securities of such issuer and together own more than 5% of such securities.

                                        GRANT       WITHHOLD
       To consider  and act upon any
       other   business   which  may
       legally   come   before   the
       meeting

PLEASE  SIGN AND  PROMPTLY  RETURN  IN THE  ACCOMPANYING  ENVELOPE.  NO
POSTAGE
REQUIRED IF MAILED IN THE U.S. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF
TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS
PROXY
SHALL BE VOTED IN FAVOR OF THE  PROPOSAL  TO MERGE  THE BOND FUND INTO THE
FIXED
INCOME II FUND,  IN FAVOR OF THE ELECTION OF THE  NOMINEES TO THE BOARD,  AND
IN
FAVOR OF THE  PROPOSALS TO APPROVE AN ADVISORY  AGREEMENT  AND TO AMEND
CERTAIN
FUNDAMENTAL RESTRICTIONS.  IF ANY OTHER MATTERS PROPERLY COME BEFORE THE
MEETING
ABOUT WHICH THE PROXY HOLDERS ARE NOT AWARE AT THIS TIME,  THE PROXY HOLDERS
MAY
VOTE IN  ACCORDANCE  WITH THE VIEWS OF THE TRUSTEES  THEREON.  MANAGEMENT IS
NOT
AWARE OF ANY SUCH MATTERS.

                       Dated:

                       Signature

Note:  Please  sign  exactly as your
name   appears  on  the  proxy.   If
signing  for   estates,   trusts  or
corporations,   title  or   capacity
should  be  stated.  If  shares  are
held   jointly,   each  holder  must
sign.

                         EXHIBIT A

           AGREEMENT AND PLAN OF REORGANIZATION

                          for the

             FRANK RUSSELL INVESTMENT COMPANY,
              a Massachusetts business trust

                     on behalf of its
                   Fixed Income II Fund

                            and

                     on behalf of its
             Volatility Constrained Bond Fund

                     November 19, 1998

                         CONTENTS

                                                            Page
I.    Transfer of Assets of the Acquired Portfolio......    A-3
II.   Liquidating Distributions and Termination of the
          Acquired Portfolio............................    A-4
III.  Effective Time of the Reorganization..............    A-5
IV.   Certain Representations, Warranties and Agreements
          of the Acquired Portfolio.....................    A-5
V.    Certain Representations, Warranties and Agreements
          of the Acquiring Portfolio....................    A-7
VI.   Shareholder Action on Behalf of the Acquired
          Portfolio.....................................    A-9
VII.  N-14 Registration Statement and Proxy Solicitation
          Materials.....................................    A-10
VIII. Delivery of Assets and Shares.....................    A-10
IX.   Conditions of the Acquiring Portfolio.............    A-10
X.    Conditions of the Acquired Portfolio..............    A-13
XI.   Tax Documents.....................................    A-15
XII.  Finder's Fees.....................................    A-15
XIII. Announcements.....................................    A-15
XIV.  Further Assurances................................    A-15
XV.   Termination of Representations and Warranties.....    A-15
XVI.  Termination of Agreement..........................    A-16
XVII. Agreement and Waiver..............................    A-16
XVIII.Governing Law.....................................    A-16
XIX.  Successors and Assigns............................    A-16
XX.   Beneficiaries.....................................    A-16
XXI.  Liability of the Acquired Portfolio and the Acquiring
          Portfolio.....................................    A-17
XXII. Notices...........................................    A-17
XXIII.Expenses..........................................    A-18
XXIV. Entire Agreement..................................    A-18
XXV.  Counterparts......................................    A-18

              AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION  (the "Agreement") made as of
November
19, 1998 by FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust
(the "Trust"), on behalf of the Fixed Income II Fund (the "Acquired Portfolio") of the Trust, and on behalf of the Volatility Constrained Bond Fund (the
"Acquiring Portfolio") of the Trust.

     WHEREAS, the Trust currently consists of twenty-eight investment portfolios organized as Sub-Trusts of the Trust, including the Acquired Portfolio and the
Acquiring Portfolio; and

     WHEREAS, the Trust intends that the Acquired Portfolio shall be merged into, and the assets and liabilities of the Acquired Portfolio, as of the
Effective Time of the Reorganization (as defined in Article III) shall be transferred to, and be acquired and assumed by, the Acquiring Portfolio, in exchange for Class S Shares of the Acquiring Portfolio, which shall thereafter be distributed by the Trust to the holders of the Class S Shares of the Acquired
Portfolio (the "Reorganization"); and

     WHEREAS, the parties intend that the Acquiring Portfolio shall assume the investment operations of the Acquired Portfolio after the Reorganization; and

     WHEREAS, the parties intend that the merger of the Portfolios and the transfer of assets, assumption of liabilities, and distribution of Class S
Shares involving the Acquiring Portfolio and the Acquired Portfolio be treated as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue
Code of 1986, as amended (the "Code"); and

     WHEREAS, the parties intend that in connection with the Reorganization and the termination of the business of the Acquired Portfolio, the Acquired
Portfolio shall be terminated and shall be dissolved as described in this
Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and subject to the terms and conditions hereof, and intending to be legally bound hereby, the Trust, on behalf of the Acquired
Portfolio and the Acquiring Portfolio, resolves as follows:

     I.   Transfer of Assets of the Acquired Portfolio.

     1.01 At the  Effective  Time of the  Reorganization  (as defined in
Article
III), all property of every description, and all interests, rights, privileges and powers of the Acquired Portfolio other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Article IV, Section
4.01(h) (such assets, the "Acquired Portfolio Assets"), shall be transferred and conveyed by the Acquired Portfolio to the Trust on behalf of the Acquiring
Portfolio, and shall be accepted by the Trust on behalf of the Acquiring
Portfolio, and the Trust, in its Acquiring Portfolio, shall assume all known liabilities, whether accrued, absolute, contingent or otherwise, of the Acquired
Portfolio reflected in the calculation of the Acquired Portfolio's net asset value (the "Acquired Portfolio Liabilities"), so that at and after the Effective
Time of the Reorganization: (i) all assets of the Acquired Portfolio shall become and be a part of the assets of the Acquiring Portfolio; and (ii) all known liabilities of the Acquired Portfolio reflected as such in the calculation of the Acquired Portfolio's net asset value shall attach to the Acquiring
Portfolio as aforesaid and may thenceforth be enforced against the Acquiring
Portfolio to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Acquired Portfolio Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on the Acquired Portfolio's books, at the
Effective Time of the Reorganization, and all good will, all other intangible property and all books and records belonging to the Acquired Portfolio. Recourse by any person for the Acquired Portfolio Liabilities assumed by the Acquiring
Portfolio shall, at and after the Effective Time of the Reorganization, be limited to the Acquiring Portfolio.

     1.02 In exchange for the transfer of the Acquired Portfolio Assets and the assumption of the Acquired Portfolio Liabilities, the Trust shall simultaneously issue at the Effective Time of the Reorganization to the shareholders of the
Acquired Portfolio a number of full and fractional (to the third decimal place)
Class S Shares of the Acquiring Portfolio, all determined and adjusted as provided in this Agreement. The number of Class S Shares of the Acquiring
Portfolio so issued will have an aggregate net asset value equal to the net value of the Acquired Portfolio Assets that are received in the Acquiring
Portfolio, all determined and adjusted as provided in this Agreement.

     1.03 The net asset value of the Class S Shares of the Acquiring Portfolio and the aggregate value of the assets of the Acquired Portfolio shall be determined as of the Effective Time of the Reorganization.

     1.04 The net asset value of the Class S Shares of the  Acquiring
Portfolio
to be issued by the  Trust  shall be  computed  in the  manner  set forth in the
Acquiring  Portfolio's  then current  prospectuses  under the  Securities Act of
1933, as amended (the "1933 Act").  In  determining  the value of the securities
transferred by the Acquired Portfolio to the Acquiring Portfolio,  each security
shall be priced in  accordance  with the  policies and  procedures  of the
Trust
described  in  its  then  current   prospectuses  and  statement  of
additional
information and adopted by the Trust's Board of Trustees (the "Board"). For such
purposes,   price  quotations  and  the  security  characteristics  relating to
establishing   such   quotations   shall  be  determined  by  the  Trust,
such
determination being subject to the approval of the Trust, and shall be subject to adjustment by the amount, if any, agreed to by the parties hereto.

     II. Liquidating  Distributions  and Termination of the
Acquired Portfolio.

     Immediately after the Effective Time of the Reorganization the Trust, on behalf of the Acquiring Portfolio, shall distribute in complete liquidation pro rata to the record holders of the Acquired Portfolio shares at the Effective
Time of the Reorganization the Class S Shares of the Acquiring Portfolio. Except as otherwise directed, such Class S Shares shall be distributed to the former record holders of the shares of the Acquired Portfolio by book entry. In addition, each shareholder of record of the Acquired Portfolio shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of the Acquired Portfolio that are held by the shareholder at the Effective Time of the Reorganization. The Trust shall record on its books the ownership of Class S
Shares of the Acquiring Portfolio by the former record holders of the shares of the Acquired Portfolio. No redemption or repurchase of the Acquiring Portfolio shares credited to the Acquired Portfolio shareholders of record with respect to the Acquired Portfolio shares represented by share certificates shall be permitted until such certificates have been surrendered to the Trust's transfer agent for cancellation. All of the issued and outstanding shares of the Acquired
Portfolio shall be canceled on the books of the Trust at the Effective Time of the Reorganization and shall thereafter represent only the right to receive
Class S Shares of the Acquiring Portfolio, following which the Acquired
Portfolio's transfer books shall be closed permanently. As soon as practicable after the Effective Time of the Reorganization and the termination of the regular business of the Acquired Portfolio, the Trust shall make all filings and take all other steps as shall be necessary and proper to effect the complete dissolution of the Acquired Portfolio. After the Effective Time of the
Reorganization and the merger of the Acquired Portfolio, the Acquired Portfolio shall not conduct any business.

     III.Effective Time of the Reorganization.

     The Effective Time of the Reorganization shall be 4:00 p.m., Eastern Time, on _______ __, 1998, or on such other date as may be agreed to in writing by the duly authorized officers of the Trust.

     IV. Certain     Representations,     Warranties    and
Agreements of the Acquired Portfolio.

     4.01 The Trust, on behalf of itself and the Acquired Portfolio, represents and warrants to, and agrees with, the following:

         4.01(a) The Trust is a Massachusetts business trust duly created pursuant to its Master Trust Agreement, dated July 26, 1984 and as amended from time to time (the "Trust Agreement"), for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act) and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of  Massachusetts.
It
     is registered with the Securities and Exchange Commission (the "SEC") as an
     open-end, management investment company under the 1940 Act and such registration is in full force and effect.

         4.01(b) The Acquired Portfolio has power to own all of its properties and assets and, subject to the approval of shareholders referred to herein, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations which counsel to the
     Trust advises are required to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

         4.01(c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Portfolio, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting  creditors'  rights and to  general  principles  of  equity.
The
     execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust Agreement or the Trust's By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

         4.01(d) The Acquired Portfolio has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time of the
     Reorganization.

         4.01(e)  All  federal,   state,  local  and  foreign  income,
profits,
     franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Acquired Portfolio Assets due or properly shown to be due on any return filed by or on behalf of the Acquired Portfolio with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to
     Taxes existing, threatened or pending with respect to the Acquired
     Portfolio Assets. At the Effective Time of the Reorganization, all returns and  reports  of the  Trust and the  Acquired  Portfolio  respecting
Taxes
     required by law to have been filed by such time shall have been filed.

         4.01(f) The financial statements of the Acquired Portfolio for its fiscal year ended December 31, 1997, examined by PricewaterhouseCoopers
     LLP, copies of which have been previously furnished to the Acquiring
     Portfolio,  present fairly the financial position of the Acquired
Portfolio
     as of such date and the results of its operations and changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.

         4.01(g) The unaudited  financial  statements of the Acquired
Portfolio
     for the six-month period ended June 30, 1998, copies of which have been previously furnished to the Acquiring Portfolio, present fairly the financial position of the Acquired Portfolio as of such date and the results of its operations and changes in its net assets for the six-month period then ended, in conformity with generally accepted accounting principles.

         4.01(h) Prior to the Effective Time of the Reorganization, the
Acquired
     Portfolio  shall  have  declared  a  dividend,   with  a  record  date
and
     ex-dividend  date  prior  thereto,   which,   together  with  all
previous
     dividends, shall have the effect of distributing to its shareholders all of its net Trust  income,  if any,  for the taxable year ended on December
31,
     1997 and for the period from said date to and including the Effective
Time
     of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in such taxable year and period.

         4.01(i) At the Effective Time of the Reorganization, there shall be no known liabilities of the Acquired Portfolio, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

         4.01(j) There are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Trust or the Acquired
     Portfolio which could result in liability on the part of the Trust or the
     Acquired Portfolio.

         4.01(k) Subject to the approval of shareholders referred to herein, at the Effective Time of the Reorganization, the Acquired Portfolio shall have full right, power and authority to sell, assign, transfer and deliver the
     Acquired Portfolio Assets and, upon delivery and payment for the Acquired
     Portfolio Assets as contemplated herein, the Acquiring Portfolio shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

         4.01(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as may be required, in the opinion of counsel to the parties hereunder, under the
     1933 Act, the Securities Exchange Act of 1934, as amended (the "1934
Act"),
     the 1940 Act, the rules and regulations under those Acts, and state securities laws.

         4.01(m) Insofar as the following relate to the Acquired Portfolio, the
     registration  statement  filed by the  Trust on Form N-14  relating  to the
     shares of the  Acquiring  Portfolio  that will be  registered  with the
SEC
     pursuant to this  Agreement,  which,  without  limitation,  shall include a
     proxy statement of the Trust and the prospectus of the Acquiring
Portfolio
     with respect to the  transactions  contemplated by this Agreement,  and any
     supplement  or  amendment   thereto  or  to  the  documents   contained
or
     incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meetings referred to herein and at the Effective Time of the
     Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         4.01(n)  All of the  issued  and  outstanding  shares  of the
Acquired
     Portfolio  have  been  duly  and  validly   issued,   are  fully  paid
and
     non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of the
     Acquired Portfolio has any preemptive right of subscription or purchase in respect of such shares.

         4.01(o) The Acquired Portfolio has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

     V.  Certain     Representations,     Warranties    and
Agreements of the Acquiring Portfolio.

     5.01The Trust, on behalf of itself and the Acquiring Portfolio, represents and warrants to, and agrees with, the following:

         5.01(a) The Trust is a Massachusetts business trust duly created pursuant to the Trust Agreement for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of
     Massachusetts. It is registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect.

         5.01(b) The Acquiring Portfolio has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

         5.01(c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Portfolio, and represents the
     Trust's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust Agreement or the Trusts By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

         5.01(d) The Acquiring Portfolio has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and intends to continue to so qualify as a regulated investment company.

         5.01(e) The financial statements of the Acquiring Portfolio for its fiscal year ended December 31, 1997, examined by PricewaterhouseCoopers
     LLP, copies of which have been previously furnished to the Acquired
     Portfolio, present fairly the financial position of the Acquiring
Portfolio
     as of such date and the results of its operations and changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.

         5.01(f) The unaudited  financial  statements of the Acquiring
Portfolio
     for the  six-month  period ended June 30,  1998,  copies of which have been
     previously  furnished  to  the  Acquired  Portfolio,   present  fairly
the
     financial position of the Acquiring Portfolio as of such date and the results of its operations, and changes in its net assets for the six-month period then ended, in conformity with generally accepted accounting principles.

         5.01(g) At the Effective Time of the Reorganization,  there shall be no
     known  liabilities  applicable  to the  Class  S  Shares  of the
Acquiring
     Portfolio,   whether  accrued,  absolute,   contingent  or  otherwise,
not
     reflected  in the net asset  value per share of the  Acquiring
Portfolio's
     Class S Shares.

         5.01(h) There are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Trust or the Acquiring
     Portfolio which could result in liability on the part of the Trust or the
     Acquiring Portfolio.

         5.01(i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as may be required, in the opinion of counsel to the parties hereunder, under the
     1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those
     Acts, and state securities laws.

         5.01(j) Insofar as the following relate to the Acquiring Portfolio, the
     N-14 Registration Statement on its effective date, at the time of any shareholders' meeting referred to herein and at the Effective Time of the
     Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         5.01(k) The Class S Shares of the Acquiring Portfolio to be issued and delivered by the Acquiring Portfolio to the record holders of shares of the
     Acquired Portfolio pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Trust shall have any preemptive right of subscription or purchase in respect thereto.

         5.01(l) The Acquiring Portfolio has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

         5.01(m) The Board complies with the requirements of Section
15(f)(1)(A)
     of the 1940 Act as of the date hereof. If the Board ceases to comply with such  requirements  at any time within three years after the Effective
Time
     of the Reorganization, the Trust will take such action as is necessary to restore such compliance as soon as is reasonably practicable.

     VI. Shareholder  Action  on  Behalf  of  the  Acquired
Portfolio.

     6.01  As  soon  as  practicable  after  the  effective  date  of  the
N-14
Registration Statement, but in any event prior to the Effective Time of the
Reorganization and as a condition to the Reorganization, the Trust shall hold a meeting of the shareholders of the Acquired Portfolio for the purpose of considering and voting upon:

         6.01(a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

                (i) The transfer of the Acquired Portfolio Assets to the
              Acquiring Portfolio, and the assumption by the Acquiring
Portfolio
              of the Acquired Portfolio Liabilities, in exchange for the issuance by the Acquiring Portfolio
              of Class S Shares.

                (ii) The distribution by the Acquiring Portfolio to the record holders of the Acquired Portfolio of Class S Shares of the
              Acquiring Portfolio as described in this Agreement.

         6.01(b) Such other matters as may be determined by the Trust.

       6.02 Approval of this Agreement and the transactions contemplated herein by the shareholders of the Acquired Portfolio shall constitute the waiver of the application of any fundamental policy of the Acquired Portfolio that might be deemed to prevent it from taking the actions necessary to effectuate the
Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

     VII.  N-14    Registration     Statement    and    Proxy
Solicitation Materials.

     The Trust  shall file (i) the N-14  Registration  Statement  under the
1933
Act, and (ii) the combined prospectus/proxy statement contained therein under the 1934 Act and 1940 Act proxy rules, with the SEC as promptly as practicable.
The Trust has furnished and shall continue to furnish the information relating to itself and affiliated persons thereof that is required by the 1933 Act, the
1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-14 Registration Statement.

     VIII.    Delivery of Assets and Shares.

     Delivery of the Acquired Portfolio Assets and the Class S Shares of the
Acquiring Portfolio to be issued pursuant to Article I shall occur at the
Effective Time of the Reorganization, or on such other date, and at such place and time, as may be determined by the President or any Vice President of each party hereto. To the extent the Acquired Portfolio Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Trust shall cause the Acquired Portfolio Assets to be transferred in accordance with this
Agreement at the earliest practicable date thereafter.


     IX. Conditions of the Acquiring Portfolio.

     9.01 The obligations of the Acquiring Portfolio hereunder shall be subject to the following conditions precedent:

         9.01(a) This Agreement and the transactions contemplated by this
     Agreement shall have been approved by the Board and by the shareholders of the Acquired Portfolio, in the manner required by law.

         9.01(b) The Trust, on behalf of the Acquired Portfolio shall have duly executed and delivered to the Acquiring Portfolio such bills of sale, assignments,  certificates  and other  instruments  of transfer
("Transfer
     Documents") as may be necessary or desirable to transfer all right, title and  interest of the Acquired  Portfolio  in and to the Acquired
Portfolio
     Assets. The Acquired Portfolio Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

         9.01(c) All representations and warranties of the Trust on behalf of the Acquired Portfolio made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the
     Reorganization. As of the Effective Time of the Reorganization, there shall have been no material adverse change in the financial condition of the
     Acquired Portfolio since December 31, 1997, other than those changes incurred in the ordinary course of business as an Trust. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         9.01(d) The Trust,  on behalf of the  Acquiring  Portfolio,  shall have
     received an opinion of Stradley,  Ronon, Stevens & Young, LLP, addressed to
     the  Trust in form  reasonably  satisfactory  to the  Trust  and  dated the
     Effective Time of the Reorganization, substantially to the effect that:
(i)
     the Trust is a  Massachusetts  business  trust duly  organized  and validly
     existing  under the laws of the  Commonwealth  of  Massachusetts;  (ii)
the
     shares of the Acquired  Portfolio  outstanding at the Effective Time of the
     Reorganization  are  duly  authorized,   validly  issued,  fully  paid
and
     non-assessable by the Acquired Portfolio, and to such counsels knowledge no
     shareholder of the Acquired Portfolio has any option, warrant or preemptive
     right to subscription or purchase in respect thereof;  (iii) this
Agreement
     and  the  Transfer  Documents  have  been  duly  authorized,  executed
and
     delivered by the Acquired  Portfolio  and  represent  its legal,  valid
and
     binding  contracts  or  instruments,   enforceable   against  the
Acquired
     Portfolio in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the
     Acquired Portfolio and its assets; (iv) the execution and delivery of this
     Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust Agreement or By-Laws of the
     Trust or any material agreement known to such counsel to which the Trust is a party or by which the Trust is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired
     Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Acquiring Portfolio.

         9.01(e) The Trust, on behalf of the Acquiring Portfolio, shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, addressed to the Trust in form reasonably satisfactory to the Trust and dated the
     Effective Time of the Reorganization, substantially to the effect that for federal income tax purposes (i) the transfer by the Acquired Portfolio of all of the Acquired Portfolio Assets and Acquired Portfolio Liabilities to
     the Acquiring Portfolio, in exchange for the issuance to shareholders of the Acquired Portfolio of Class S Shares of the Acquiring Portfolio, and
     the distribution of said Class S Shares to the shareholders of the Acquired
     Portfolio, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and with respect to the reorganization, the Acquired Portfolio and the Acquiring Portfolio will each be considered "a party to a reorganization" within the meaning of
     Section  368(b) of the  Code;  (ii) in  accordance  with  Sections
361(a),
     361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the
     Acquired Portfolio as a result of such transactions; (iii) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the
     Acquiring Portfolio as a result of such transactions; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Portfolio on the distribution to them by the Acquired Portfolio of Class S Shares of the Acquiring Portfolio in
     exchange for their shares of the Acquired Portfolio; (v) in accordance with
     Section 358(a)(1) of the Code, the aggregate basis of Class S Shares of the
     Acquiring Portfolio received by each holder of shares of the Acquired
     Portfolio will be the same as the aggregate basis of the shareholder's
     Acquired Portfolio shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis of the Acquired
     Portfolio Assets to the Acquiring Portfolio will be the same as the basis of the Acquired  Portfolio  Assets in the hands of the  Acquired
Portfolio
     immediately prior to the exchange; (vii) in accordance with Section 1223 of the Code, a shareholders holding period for Class S Shares of the Acquiring
     Portfolio will be determined by including the period for which the shareholder held the shares of the Acquired Portfolio exchanged therefor, provided that the shareholder held such shares of the Acquired Portfolio as a capital asset; (viii) in accordance with Section 1223 of the Code, the holding period of the Acquiring Portfolio with respect to the Acquired
     Portfolio  Assets will include the period for which the Acquired
Portfolio
     Assets were held by the Acquired Portfolio; and (ix) in accordance with
     Section 381(a) of the Code, the Acquiring Portfolio will succeed to the tax attributes of the Acquired Portfolio described in Section 381(c) of the
     Code.

         9.01(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

         9.01(g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted nor, to the knowledge of the Acquiring Portfolio, is contemplated by the SEC to prevent or limit the completion of the transactions, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

         9.01(h) The Acquired Portfolio shall have delivered or caused to be delivered to the Acquiring Portfolio each account, book, record or other document of the Acquired  Portfolio  applicable  to the Acquired
Portfolio
     which is required to be maintained by Section 31(a) of the 1940 Act and
     Rule 31a-1 to 31a-3 thereunder (regardless of what person possesses the same), and a copy of all agreements and instruments to which the Acquired
     Portfolio is a party or signatory. The Acquired Portfolio has instructed its service contractors to provide the Acquiring Portfolio upon request with access to and copies of all documents belonging to the Acquired
     Portfolio. The Acquired Portfolio shall have delivered to the Acquiring
     Portfolio a list of the tax costs of the securities of the Acquired
     Portfolio by lot and the holding periods of such securities, as of the
     Effective Time of the Reorganization.

         9.01(i) The President or any Vice President of the Trust shall have certified that the Acquired Portfolio has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the
     Effective Time of the Reorganization.

         9.01(j) The Acquired Portfolio Assets to be transferred to the
     Acquiring Portfolio under this Agreement shall not include assets which the
     Acquiring Portfolio may not properly acquire pursuant to its investment objective, policies or limitations, or may not otherwise lawfully acquire.

     X.  Conditions of the Acquired Portfolio.

     10.01 The obligations of the Acquired Portfolio hereunder shall be subject to the following conditions precedent:

         10.01(a) This Agreement and the transactions contemplated by this
     Agreement shall have been approved by the shareholders of the Acquired
     Portfolio in the manner required by law.

         10.01(b) All representations and warranties of the Trust on behalf of the Acquiring Portfolio made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the
     Reorganization. As of the Effective Time of the Reorganization, there shall have been no material adverse change in the financial condition of the
     Acquiring Portfolio since December 31, 1997, other than those changes incurred in the ordinary course of business as an Trust. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         10.01(c) The Trust, on behalf of the Acquired Portfolio, shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, addressed to the Trust in form reasonably satisfactory to it and dated the Effective
     Time of the Reorganization, substantially to the effect that: (i) the Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Class S Shares of
     the Acquiring Portfolio to be delivered at such time to the Acquired
     Portfolio as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the
     Acquiring Portfolio, and to such counsel's knowledge no shareholder of the
     Acquiring Portfolio has any option, warrant or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Portfolio and represents its legal, valid and binding contract, enforceable against the
     Acquiring Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the
     Acquiring Portfolio and its assets; (iv) the execution and delivery of this
     Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust Agreement or By-Laws of the
     Trust, or any material agreement known to such counsel to which the Trust is a party or by which the Trust is bound; and (v) to such counsel's knowledge no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring
     Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Acquired Portfolio.

         10.01(d) The Trust, on behalf of the Acquired Portfolio, shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, addressed to the Trust in form reasonably satisfactory to the Trust and dated the
     Effective Time of the Reorganization, with respect to the matters specified in Article IX, Section 9.01(e).

         10.01(e) The N-14  Registration  Statement shall have become effective
     under the 1933 Act and no stop order suspending such effectiveness has been
     instituted,   nor,  to  the  knowledge  of  the  Acquiring  Portfolio,
is
     contemplated by the SEC seeking to limit or prevent the transactions, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

         10.01(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

         10.01(g) The President or any Vice President of the Trust shall have certified that the Acquiring Portfolio has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the
     Effective Time of the Reorganization.

     XI. Tax Documents.

     The Acquired Portfolio shall deliver to the Acquiring Portfolio at the
Effective Time of the Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Acquired Portfolio Assets delivered to the
Acquiring Portfolio in accordance with the terms of this Agreement.

     XII. Finder's Fees.

     Each party represents and warrants to each of the other parties hereto that there is no person who is entitled to any finders or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     XIII. Announcements.

     Any announcements or simi lar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the Trust shall determine; provided, that nothing herein shall prevent the Trust from making such public announcements as its counsel may consider advisable in order to satisfy the partys legal and contractual obligations.

     XIV. Further Assurances.

     Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this
Agreement.

     XV. Termination of Representations and Warranties.

     The representations and warranties of the Trust with respect to the
Acquiring Portfolio and the Acquired Portfolio set forth in this Agreement shall terminate upon the consummation of the Reorganization.

     XVI.Termination of Agreement.

     16.01 This Agreement may be terminated by the Trust at any time at or prior to the Effective Time of the Reorganization, by action of the Board of Trustees of the Trust.

     16.02 If the Trust terminates this Agreement because one or more of the conditions precedent have not been fulfilled, this Agreement will become null and void without any liability of either portfolio to the other; provided, however, that if such termination is by the Acquiring Portfolio pursuant to
Section 16.01(a) as a result of a breach by the Acquired Portfolio of any of its representations, warranties or covenants in this Agreement, or such termination is by the Acquired Portfolio pursuant to Section 16.01(b) as a result of a breach by the Acquiring Portfolio of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the non-breaching party's right to damages on account of such other party's breach.

     XVII. Agreement and Waiver.

     At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Acquired Portfolio,
(a)
the Trust may, by written agreement authorized by the Board or its authorized officers and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) the Trust may waive any breach or failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the Trust with or without the approval of the Trusts shareholders).

     XVIII. Governing Law.

     This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the Commonwealth of
Massachusetts, without giving effect to the conflicts of law principles otherwise applicable therein.

     XIX.  Successors and Assigns.

     This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

     XX.   Beneficiaries.

     Nothing contained in this Agreement shall be deemed to create rights in or eliminate liabilities of persons not parties hereto, other than the successors and permitted assigns of the parties.

     XXI. Liability  of  the  Acquired   Portfolio  and  the
Acquiring Portfolio.

     21.01 The names "Frank Russell Investment Company" and "Board of Trustees of Frank Russell Investment Company" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of
Massachusetts and at the principal office of the Trust. The obligations of the
Trust entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the
Trust personally, but bind only the trust property, and all persons dealing with any sub-trust of shares of the Trust must look solely to the trust property belonging to such sub-trust for the enforcement of any claims against the Trust.

     21.02 It is acknowledged and agreed that any liability of the Trust under this Agreement with respect to the Acquired Portfolio, or in connection with the transactions contemplated herein with respect to the Acquired Portfolio, shall be discharged only out of the assets of the Acquired Portfolio and that no other portfolio of the Trust shall be liable with respect thereto.

     21.03 It is acknowledged and agreed that any liability of the Trust under this Agreement with respect to the Acquiring Portfolio, or in connection with the transactions contemplated herein with respect to the Acquiring Portfolio, shall be discharged only out of the assets of the Acquiring Portfolio and that no other portfolio of the Trust shall be liable with respect thereto.

     XXII. Notices.

     All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

     If to the Acquired Portfolio:

         Frank Russell Investment Company
         c/o Gregory J. Lyons, Esquire
         Frank Russell Company
         909 A Street
         Tacoma, Washington  98402

         Telecopier Number:  (253) 596-3284

         With a copy to:

         Steven M. Felsenstein, Esquire
         Stradley, Ronon, Stevens & Young, LLP
         2600 One Commerce Square
         Philadelphia, PA  19103

         Telecopier Number: (215) 564-8120

     If to the Acquiring Portfolio:

         Frank Russell Investment Company
         c/o Gregory J. Lyons, Esquire
         Frank Russell Company
         909 A Street
         Tacoma, Washington  98402

         Telecopier Number:  (253) 596-3284

         With a copy to:

         Steven M. Felsenstein, Esquire
         Stradley, Ronon, Stevens & Young, LLP
         2600 One Commerce Square
         Philadelphia, PA  19103

         Telecopier Number: (215) 564-8120

     XXIV. Expenses.

     The Trust shall be responsible for the payment of all of its respective expenses incurred in connection with this Agreement and the transactions contemplated hereby.

      XXV. Entire Agreement.

     This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     XXVI. Counterparts

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.


                                  FRANK   RUSSELL   INVESTMENT
                                  COMPANY,  on  behalf  of the
                                  Fixed Income II Fund
ATTEST:

                                  By:


                                  FRANK   RUSSELL   INVESTMENT
                                  COMPANY,  on  behalf  of the
                                  Volatility  Constrained Bond
ATTEST:                           Fund

                                  By:


Prospectus of the Institutional Funds,                                EXHIBIT
B
dated May 1, 1998,
as supplemented through August 20, 1998.


                               INSTITUTIONAL FUNDS

                       FRANK RUSSELL INVESTMENT COMPANY
                         SUPPLEMENT TO THE PROSPECTUS
                              DATED MAY 1, 1998
                  AS SUPPLEMENTED THROUGH AUGUST 20, 1998

Effective August 20, 1998, Frank Russell Investment Company makes the following changes to the Institutional Funds Prospectus.

In the section captioned "General Management of the Funds," the following is added as a new second paragraph:

            "On August 10,  1998,  Frank  Russell  Company and The
Northwestern
            Mutual Life Insurance Company ("Northwestern Mutual") announced that
            they had agreed that Northwestern Mutual would acquire Frank
Russell
            Company, the sole shareholder of Frank Russell Investment
Management
            Company. Frank Russell Company and Northwestern Mutual have signed a
            definitive  purchase   agreement,   and  it  is  expected  that
the
            transaction  will be  finalized  at the end of 1998.  Frank
Russell
            Company will retain its identity and operating independence, and will continue to operate globally as a separate company."

In the section captioned "How to Purchase Shares---Paying for Shares," the second paragraph shall be revised to read in its entirety as follows:

            "Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However exceptions may be made by prior special arrangement with certain Financial Intermediaries."

In the section captioned "How to Redeem Shares," the first paragraph shall be revised to read in its entirety as follows:

            "Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written
            Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for liquidation for 15 days following the purchase to assure payment has been collected."

Equity II Fund will be managed by the following money managers:

      Delphi Management, Inc., 30 Rowes Wharf, Suite 440, Boston, MA 02110, is
      100% owned by Scott Black.

      Fiduciary  International,  Inc., 2 World Trade Center, New York, NY
10048,
      an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

      GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marelli.

      Jacobs  Levy  Equity  Management,   Inc.,  280  Corporate  Center,  3
ADP
      Boulevard,  Roseland,  NJ 07068, is 100% owned by Bruce Jacobs and
Kenneth
      Levy.

      Sirach Capital Management,  Inc., One Union Square,  Suite 3323, 600
Union
      Street,  Seattle,  WA 98101, is a wholly-owned  subsidiary of United
Asset
      Management Company, a publicly traded corporation.

      Wellington Management Company LLP, 75 State Street, Boston, MA 02109,
is a
      private  Massachusetts  limited  liability   partnership,   of  which
the
      following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

      Westpeak  Investment  Advisors,  L.P.,  1011  Walnut  Street,  Suite
400,
      Boulder, CO 80302, is indirectly controlled by Metropolitan Life
Insurance
      Company.

                  The date of this supplement is August 20, 1998.

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds").
This Prospectus describes and offers interests in the Class S Shares of eight
Funds:

            Equity I Fund                         International Fund
            Equity II Fund                        Fixed Income I Fund
            Equity III Fund                       Fixed Income II Fund
            Equity Q Fund                         Fixed Income III Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Funds investment objective cannot be assured.

  Frank  Russell  Investment   Management   Company   ("FRIMCo")   operates
and
administers the Funds. Class S Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. There is a
$5 million minimum initial investment requirement for the Funds described in this Prospectus in combination with the Funds described in the Trusts Specialty
Funds Prospectus, in an allocated investment portfolio and investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES  OF THE  FUNDS  ARE  NOT  INSURED  BY  THE  FEDERAL  DEPOSIT
INSURANCE
CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT  AGENCY; ARE NOT
OBLIGATIONS
OF THE FDIC OR ANY OTHER GOVERNMENT  AGENCY;  ARE NOT DEPOSITS OR OBLIGATIONS
OF
ANY BANK;  ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO
INVESTMENT
RISKS,  INCLUDING  POSSIBLE  LOSS  OF THE  PRINCIPAL  AMOUNT  INVESTED;  AND
MAY
FLUCTUATE IN VALUE,  SO THAT WHEN THEY ARE SOLD,  THEY MAY BE WORTH MORE OR
LESS
THAN WHEN THEY WERE PURCHASED.

  THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES  COMMISSION,  NOR HAS THE
SECURITIES
AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES  COMMISSION  PASSED UPON
THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A
CRIMINAL OFFENSE.

  THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY
STATE
OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN
OFFER
IN SUCH STATE OR OTHER JURISDICTION.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1,
1998, and supplemented June 15, 1998, has been filed with the Securities and
Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class S Shares of the Funds. The Funds listed do not currently offer interests in any other classes of shares.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

      PROSPECTUS DATED MAY 1, 1998 AS SUPPLEMENTED THROUGH JUNE 15, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS  PROSPECTUS  ARE DEFINED IN THE
GLOSSARY,
             WHICH BEGINS ON PAGE 43 OF THIS PROSPECTUS.

Summary.....................................................................
3
Annual Fund Operating
Expenses..............................................   4
Financial
Highlights........................................................   6
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........
14
Eligible Investors..........................................................
15
General Management of the Funds.............................................
16
Expenses of the Funds.......................................................
18
The Money Managers..........................................................
18
Investment Objectives, Policies and Practices...............................
19
Portfolio Transaction Policies..............................................
29
Dividends and Distributions.................................................
30
Taxes.......................................................................
30
Performance Information.....................................................
32
How Net Asset Value Is Determined...........................................
33
How to Purchase Shares......................................................
34
How to Redeem Shares........................................................
36
Additional Information......................................................
38
Money Manager Profiles......................................................
39
Glossary....................................................................
43

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use
FRIMCos and Frank Russell Companys ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-
Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  EQUITY I FUND -- Income and capital growth by investing principally in equity securities.

  EQUITY II FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from
Equity I Fund, by investing in equity securities.

  EQUITY III FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing in income-producing equity securities.

  EQUITY Q FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  FIXED INCOME I FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  FIXED INCOME II FUND -- Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  FIXED INCOME III FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trusts Funds had aggregate net assets of approximately $13.6 billion on
April 1, 1998. The net assets of the Funds described in this Prospectus on April
1, 1998 were:

   Equity I........... $1,342,186,760.20
   Equity II.......... $  565,197,418.13
   Equity III......... $  268,588,956.64
   Equity Q........... $1,137,119,684.51

   International
    Fund.............. $1,108,581,403.76
   Fixed Income I..... $  871,239,142.81
   Fixed Income II.... $  240,672,356.85
   Fixed Income III... $  430,057,483.03

  You may buy and sell Class S Shares of the Fund through an authorized
Financial Intermediary. All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class S Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual
funds. One or more Funds may make investments and engage in investment practices
and  techniques   that  involve  risks,   including   entering  into
repurchase
agreements, lending portfolio securities and entering into hedging transactions.
Also, foreign securities in which International Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and
Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class S Shares of a Fund:

   MAXIMUM SALES       MAXIMUM SALES
   LOAD IMPOSED       LOAD IMPOSED ON       DEFERRED     REDEMPTION   EXCHANGE
   ON PURCHASES     REINVESTED DIVIDENDS   SALES LOAD*      FEES        FEES
   -------------    --------------------   -----------   ----------   --------
       None                 None              None          None        None

- ---------------------
* If you purchase shares of any of the Funds, you may pay a quarterly shareholder investment services fee ("Services Fee") directly to FRIMCo pursuant to a separate asset management  agreement between you and FRIMCo.
The
  fee is calculated as a percentage of the amount you have invested in the
  Funds.

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                      TOTAL
FUND
                                                 MANAGEMENT   OTHER
OPERATING
                                                    FEE     EXPENSES*
EXPENSES*+
                                                 ---------- ---------
----------
Equity I Fund...................................   0.60%      0.10%     0.70%
Equity II Fund..................................   0.75%      0.18%     0.93%
Equity III Fund.................................   0.60%      0.15%     0.75%
Equity Q Fund...................................   0.60%      0.08%     0.68%
International Fund..............................   0.75%      0.26%     1.01%
Fixed Income I Fund.............................   0.30%      0.11%     0.41%
Fixed Income II Fund............................   0.50%      0.17%     0.67%
Fixed Income III Fund...........................   0.55%      0.16%     0.71%

- ---------------------
+ Investors   purchasing  Class  S  Shares  of  the  Fund  through  a
financial
  intermediary, such as a bank or an investment adviser, may also pay additional fees to the  intermediary  for  services  provided by the  intermediary.
Such
  investors should contact the intermediary for information concerning what additional fees, if any, will be charged.
* Restated to reflect  changes to the Trusts  Transfer and Dividend Paying
Agent
  agreement, which became effective June 8, 1998.

  Because the Funds described in this Prospectus are designed for investors with an aggregate investment of at least $5 million, as described in the "Eligible
Investors" section, beginning January 1, 1999, any shareholder account with respect to any Fund described in this Prospectus with a balance of less than
$10,000 will be subject to an account maintenance fee equal to $12.50 per year.
The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for:
(i)
accounts held by  retirement  plans  representing  multiple  participants;
(ii)
accounts of trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates; and (iii) classes of accounts for which maintenance costs are absorbed by a third-party.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Funds assets and are factored into the Funds share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Funds annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10
YEARS
                                                 ------ ------- -------
--------
Equity I Fund...................................  $ 7     $22     $39     $ 88
Equity II Fund..................................  $ 9     $29     $51     $117
Equity III Fund.................................  $ 8     $24     $41     $ 94
Equity Q Fund...................................  $ 7     $21     $38     $ 86
International Fund..............................  $10     $32     $56     $ 27
Fixed Income I Fund.............................  $ 4     $13     $23     $ 52
Fixed Income II Fund............................  $ 7     $21     $37     $ 84
Fixed Income III Fund...........................  $ 7     $22     $39     $ 89

                  FINANCIAL HIGHLIGHTS OF THE EQUITY I FUND*

  The following table contains important financial information relating to the
Fund and has been audited by Coopers & Lybrand L.L.P., the Trusts independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial
Highlights for the Funds Class S Shares for the periods shown. The table appears in the Funds financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Funds Annual Report to
Shareholders. More detailed information concerning the Funds performance, including a complete portfolio listing and audited financial statements, is available in the Funds Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY I FUND

                            1997      1996     1995     1994     1993
1992     1991     1990     1989     1988
                          ---------  -------  -------  -------  -------
-------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $   30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $
25.17  $ 21.13  $ 25.39  $ 22.20  $ 20.18
                          ---------  -------  -------  -------  -------
-------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..        .34      .42      .52      .62      .60
 .61      .75      .91      .88      .81
 Net realized and
  unrealized gain (loss)
  on investments........       8.89     5.96     7.71     (.41)    2.18
1.54     5.61    (2.37)    5.79     2.46
                          ---------  -------  -------  -------  -------
-------  -------  -------  -------  -------
  Total From Investment
   Operations ..........       9.23     6.38     8.23      .21     2.78
2.15     6.36    (1.46)    6.67     3.27
                          ---------  -------  -------  -------  -------
-------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..       (.34)    (.42)    (.52)    (.62)    (.60)
(.62)    (.75)    (.90)   (1.01)    (.77)
 Net realized gain on
  investments...........      (8.72)   (3.62)   (3.03)    (.94)   (2.11)
(1.70)   (1.57)   (1.90)   (2.47)    (.48)
 In excess of net
  realized gain on
  investments...........        --       --       --      (.24)    (.16)
--       --       --       --       --
                          ---------  -------  -------  -------  -------
-------  -------  -------  -------  -------
  Total Distributions...      (9.06)   (4.04)   (3.55)   (1.80)   (2.87)
(2.32)   (2.32)   (2.80)   (3.48)   (1.25)
                          ---------  -------  -------  -------  -------
-------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $   30.51  $ 30.34  $ 28.00  $ 23.32  $ 24.91  $
25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20
                          =========  =======  =======  =======  =======
=======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....      32.02    23.58    35.94      .79    11.61
9.02    31.22    (5.64)   30.79    16.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets (a)............        .70      .71      .59      .12      .14
 .15      .19      .23      .18      .17
 Net investment income
  to average net
  assets (a) ...........        .96     1.38     1.91     2.52     2.36
2.53     3.14     3.66     3.41     3.68
 Portfolio turnover.....     110.75    99.51    92.04    75.02    91.87
71.14   119.55   101.30    61.27    67.59
 Net assets, end of year
  ($000 omitted)........  1,136,373  961,953  751,497  547,242  514,356
410,170  330,507  221,543  300,814  243,691
 Average commission rate
  paid per share of se-
  curity ($ omitted)....      .0511    .0464      N/A      N/A      N/A
N/A      N/A      N/A      N/A      N/A

- ---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees.
    Management  fees  and  investment  services  fees  reduce  performance;
for
    example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 *  See the notes to  financial  statements  which  appear in the Trusts
Annual
    Report to Shareholders and which are incorporated by reference into the
    Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY II FUND*

  The following table contains important financial information relating to the
Fund and has been audited by Coopers & Lybrand L.L.P., the Trusts independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial
Highlights for the Funds Class S Shares for the periods shown. The table appears in the Funds financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Funds Annual Report to
Shareholders. More detailed information concerning the Funds performance, including a complete portfolio listing and audited financial statements, is available in the Funds Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY II FUND

                            1997     1996     1995     1994     1993
1992     1991     1990     1989    1988
                           -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........   $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $
26.32  $ 19.24  $ 23.32  $22.50  $19.99
                           -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .11      .16      .27      .36      .32
 .30      .41      .51     .61     .52
 Net realized and
  unrealized gain (loss)
  on investments........      8.11     4.96     6.80     (.86)    3.97
3.13     7.65    (3.91)   4.74    2.51
                           -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
  Total From Investment
   Operations...........      8.22     5.12     7.07     (.50)    4.29
3.43     8.06    (3.40)   5.35    3.03
                           -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..      (.11)    (.16)    (.29)    (.31)    (.31)
(.30)    (.41)    (.50)   (.71)   (.52)
 Net realized gain on
  investments...........     (5.20)   (3.79)   (2.90)    (.21)   (4.72)
(1.74)    (.57)    (.18)  (3.82)    --
 In excess of net real-
  ized gain on invest-
  ments ................       --       --       --      (.56)    (.39)
--       --       --      --      --
                           -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
  Total Distributions...     (5.31)   (3.95)   (3.19)   (1.08)   (5.42)
(2.04)    (.98)    (.68)  (4.53)   (.52)
                           -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
NET ASSET VALUE, END
 OF YEAR................   $ 32.96  $ 30.05  $ 28.88  $ 25.00  $ 26.58  $
27.71  $ 26.32  $ 19.24  $23.32  $22.50
                           =======  =======  =======  =======  =======
=======  =======  =======  ======  ======
TOTAL RETURN (%)(a).....     28.66    18.51    28.67    (2.60)   16.70
13.31    42.40   (14.76)  24.63   15.22
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................       .92      .95      .83      .23      .34
 .32      .37      .48     .41     .35
 Net investment income
  to average net assets
  (a)...................       .35      .52      .97     1.46     1.14
1.10     1.79     2.40    2.45    2.40
 Portfolio turnover.....    103.00   120.78    89.31    58.04    87.25
43.33    42.16    80.27   77.55   56.38
 Net assets, end of year
  ($000 omitted)........   482,159  365,955  279,566  202,977  171,421
120,789  101,206   60,668  70,588  63,903
 Average commission rate
  paid per share of
  security ($ omitted)..     .0390    .0381      N/A      N/A      N/A
N/A      N/A      N/A     N/A     N/A

- ---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees.
    Management  fees  and  investment  services  fees  reduce  performance;
for
    example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 *  See the notes to  financial  statements  which  appear in the Trusts
Annual
    Report to Shareholders and which are incorporated by reference into the
    Statement of Additional Information.

                 FINANCIAL HIGHLIGHTS OF THE EQUITY III FUND*

  The following table contains important financial information relating to the
Fund and has been audited by Coopers & Lybrand L.L.P., the Trusts independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial
Highlights for the Funds Class S Shares for the periods shown. The table appears in the Funds financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Funds Annual Report to
Shareholders. More detailed information concerning the Funds performance, including a complete portfolio listing and audited financial statements, is available in the Funds Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY III FUND

                           1997     1996     1995     1994     1993
1992     1991     1990    1989     1988
                          -------  -------  -------  -------  -------
-------  -------  ------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $
27.08  $ 23.30  $26.49  $ 24.03  $ 20.74
                          -------  -------  -------  -------  -------
-------  -------  ------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .60      .70      .82      .93      .89
 .98     1.08    1.33     1.26     1.15
 Net realized and
  unrealized gain (loss)
  on investments........     8.69     5.10     7.73     (.85)    2.99
2.24     5.21   (2.85)    5.35     3.40
                          -------  -------  -------  -------  -------
-------  -------  ------  -------  -------
  Total From Investment
   Operations...........     9.29     5.80     8.55      .08     3.88
3.22     6.29   (1.52)    6.61     4.55
                          -------  -------  -------  -------  -------
-------  -------  ------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.60)    (.71)    (.83)    (.91)    (.90)
(.99)   (1.07)  (1.30)   (1.40)   (1.14)
 In excess of net
  investment income.....     (.01)     --       --       --       --
--       --      --       --       --
 Net realized gain on
  investments...........    (8.56)   (4.52)   (2.79)   (1.94)   (2.68)
(2.56)   (1.44)   (.37)   (2.75)    (.12)
 In excess of net
  realized gain on
  investments...........      --       --       --      (.10)     --
--       --      --       --
                          -------  -------  -------  -------  -------
-------  -------  ------  -------  -------
  Total Distributions...    (9.17)   (5.23)   (3.62)   (2.95)   (3.58)
(3.55)   (2.51)  (1.67)   (4.15)   (1.26)
                          -------  -------  -------  -------  -------
-------  -------  ------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 29.80  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $
26.75  $ 27.08  $23.30  $ 26.49  $ 24.03
                          =======  =======  =======  =======  =======
=======  =======  ======  =======  =======
TOTAL RETURN (%)(a).....    33.13    20.90    35.96     1.16    14.95
12.30    27.86   (5.73)   28.07    22.19
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .78      .79      .65      .17      .16
 .20      .25     .27      .23      .20
 Net investment income
  to average net assets
  (a)...................     1.77     2.23     2.90     3.39     3.09
3.57     4.05    4.91     4.58     4.96
 Portfolio turnover.....   128.86   100.78   103.40    85.92    76.77
84.56    56.99   65.74    83.13    57.28
 Net assets, end of year
  ($000 omitted)........  242,112  221,778  222,541  177,807  181,630
166,782  138,076  94,087  135,245  106,695
 Average commission rate
  paid per share of
  security ($ omitted)..    .0415    .0447      N/A      N/A      N/A
N/A      N/A     N/A      N/A      N/A

- ---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees.
    Management  fees  and  investment  services  fees  reduce  performance;
for
    example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 *  See the notes to  financial  statements  which  appear in the Trusts
Annual
    Report to Shareholders and which are incorporated by reference into the
    Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY Q FUND*

  The following table contains important financial  information  relating to the
Fund and has been audited by Coopers & Lybrand  L.L.P.,  the Trusts independent
accountants. The table includes selected data for a share outstanding throughout
each year or period ended December 31, and other performance information derived
from the financial  statements.  The  information  in the table  represents the
Financial  Highlights  for the Funds Class S Shares for the periods  shown.
The
table appears in the Funds  financial  statements and related  notes,  which are
incorporated by reference into the Statement of Additional Information and which
appear,  along with the report of Coopers & Lybrand  L.L.P.  in the Funds
Annual
Report  to  Shareholders.   More  detailed  information   concerning  the
Funds
performance, including a complete portfolio listing and audited financial statements, is available in the Funds Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY Q FUND

                           1997     1996     1995     1994     1993
1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23  $
24.90  $ 20.20  $ 22.45  $ 18.85  $16.67
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .44      .58      .59      .69      .66
 .67      .75      .81      .78     .69
INCOME
 Net realized and
  unrealized gain (loss)
  on investments........    10.01     6.33     8.52     (.41)    2.71
1.73     5.58    (1.89)    4.26    2.15
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  ------
  Total income from
   Investment
   Operations...........    10.45     6.91     9.11      .28     3.37
2.40     6.33    (1.08)    5.04    2.84
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.44)    (.58)    (.61)    (.69)    (.66)
(.68)    (.75)    (.79)    (.86)   (.66)
 In excess of net in-
  vestment income.......      --      (.01)     --       --       --
--       --       --       --      --
 Net realized gain on
  investments...........    (7.05)   (3.78)   (2.53)    (.97)   (1.85)
(1.39)    (.88)    (.38)    (.58)    --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.22)    (.06)
--       --       --       --      --
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  ------
  Total Distributions...    (7.49)   (4.37)   (3.14)   (1.88)   (2.57)
(2.07)   (1.63)   (1.17)   (1.44)   (.66)
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 35.90  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $
25.23    24.90  $ 20.20  $ 22.45  $18.85
                          =======  =======  =======  =======  =======
=======  =======  =======  =======  ======
TOTAL RETURN (%)(a)(b)..    33.07    23.67    37.91      .99    13.80
9.97    32.14    (4.81)   27.10   17.16
RATIOS (%) SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (b)(c)................      .68      .71      .58      .11      .15
 .18      .23      .31      .33     .33
 Net investment income
  to average net
  assets (b)(c).........     1.17     1.80     2.07     2.74     2.50
2.80     3.23     3.70     3.68    3.82
 Portfolio turnover
  (c)...................    94.89    74.59    74.00    45.87    54.69
58.35    51.37    66.51    88.03   52.21
 Net assets, end of year
  ($000 omitted)........  987,760  818,281  620,259  430,661  382,939
290,357  215,779  133,869  129,680  89,320
 Average commission rate
  paid per share of
  security ($ omitted)..    .0350    .0332      N/A      N/A      N/A
N/A      N/A      N/A      N/A     N/A

- ---------------------
(a) Periods less than one year are not annualized.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees.
    Management  fees  and  investment  services  fees  reduce  performance;
for
    example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) The ratios for the period ended December 31, 1987 are annualized. * See the notes to financial statements which appear in the Trusts Annual
    Report to Shareholders and which are incorporated by reference into the
    Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL FUND*

  The following table contains important financial information relating to the
Fund and has been audited by Coopers & Lybrand L.L.P., the Trusts independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial
Highlights for the Funds Class S Shares for the periods shown. The table appears in the Funds financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Funds Annual Report to
Shareholders. More detailed information concerning the Funds performance, including a complete portfolio listing and audited financial statements, is available in the Funds Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL FUND

                           1997     1996     1995     1994     1993
1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $
31.96  $ 29.18  $ 38.52  $ 35.44  $ 35.50
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .46      .44      .48      .61      .58
 .67      .73     1.23      .85      .95
 Net realized and
  unrealized gain (loss)
  on investments (a)....     (.28)    2.41     3.16      .65     9.63
(2.62)    3.16    (7.27)    7.46     5.77
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
  Total Income From
   Investment
   Operations...........      .18     2.85     3.64     1.26    10.21
(1.95)    3.89    (6.04)    8.31     6.72
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.37)    (.35)    (.64)    (.36)    (.57)
(.67)    (.80)   (1.19)   (1.02)   (1.11)
 In excess of net
  investment income.....     (.18)     --      (.08)     --      (.16)
--       --       --       --       --
 Net realized gain on
  investments...........    (1.95)   (1.37)    (.94)   (3.73)   (1.06)
(.42)    (.31)   (2.11)   (4.21)   (5.67)
 In excess of net
  realized gain on
  investments...........     (.47)     --       --      (.23)     --
--       --       --       --       --
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
  Total Distributions...    (2.97)   (1.72)   (1.66)   (4.32)   (1.79)
(1.09)   (1.11)   (3.30)   (5.23)   (6.78)
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 34.60  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $
28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44
                          =======  =======  =======  =======  =======
=======  =======  =======  =======  =======
TOTAL RETURN (%)(b).....      .58     7.98    10.71     5.38    35.56
(6.11)   13.47   (15.94)   24.06    20.13
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average net
  assets (b)............     1.00     1.04      .88      .32      .39
 .45      .48      .50      .44      .45
 Operating expenses,
  gross, to average net
  assets (b)............     1.00     1.05      .89      .34      .41
 .46      .48      .50      .44      .45
 Net investment income
  to average net assets
  (b)...................     1.14     1.20     1.41     1.63     1.83
2.46     2.61     3.14     2.38     2.52
 Portfolio turnover.....    79.45    42.69    36.78    71.09    62.04
48.99    53.13    78.30    53.49    51.17
 Net assets, end of year
  ($000 omitted)........  972,735  944,380  796,777  674,180  562,497
348,869  252,828  171,613  186,742  149,064

- ---------------------
(a) Provision  for  federal  income tax for the year  ended  December  31,
1991
    amounted to $.024 per share.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees.
    Management  fees  and  investment  services  fees  reduce  performance;
for
    example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.
 *  See the notes to financial  statements  which appear in Trusts Annual
Report
    to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME I FUND*

  The following table contains important financial information relating to the
Fund and has been audited by Coopers & Lybrand L.L.P., the Trusts independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial
Highlights for the Funds Class S Shares for the periods shown. The table appears in the Funds financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Funds Annual Report to
Shareholders. More detailed information concerning the Funds performance, including a complete portfolio listing and audited financial statements, is available in the Funds Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME I FUND

                           1997     1996     1995     1994     1993
1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $
22.29  $ 20.86  $ 20.91  $ 20.50  $ 20.48
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.37     1.38     1.42     1.46     1.50
1.63     1.71     1.77     1.93     1.73
 Net realized and
  unrealized gain (loss)
  on investments........      .54     (.62)    2.02    (2.06)     .72
(.07)    1.49     (.05)     .71      .01
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
  Total From Investment
   Operations ..........     1.91      .76     3.44     (.60)    2.22
1.56     3.20     1.72     2.64     1.74
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..    (1.39)   (1.36)   (1.44)   (1.44)   (1.50)
(1.62)   (1.69)   (1.77)   (1.92)   (1.72)
 In excess of net
  investment income.....      --       --       --       --      (.01)
--       --       --       --       --
 Net realized gain on
  investments...........      --       --       --       --      (.58)
(.62)    (.08)     --      (.31)     --
 In excess of net real-
  ized gain on invest-
  ments ................      --       --       --      (.11)     --
--       --       --       --       --
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
  Total Distributions...    (1.39)   (1.36)   (1.44)   (1.55)   (2.09)
(2.24)   (1.77)   (1.77)   (2.23)   (1.72)
                          -------  -------  -------  -------  -------
-------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 21.51  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $
21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50
                          =======  =======  =======  =======  =======
=======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....     9.42     3.75    18.03    (2.97)   10.46
7.26    16.01     8.60    13.35     8.76
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .42      .42      .35      .10      .09
 .10      .10      .11      .12      .13
 Net investment income
  to average net assets
  (a)...................     6.54     6.57     6.82     7.06     6.71
7.45     8.08     8.70     8.96     8.28
 Portfolio turnover.....   165.81   147.31   138.05   173.97   173.27
211.26   121.91   114.15   196.18   186.54
 Net assets, end of year
  ($000 omitted)........  798,252  662,899  638,317  496,038  533,696
530,857  458,201  329,091  297,721  223,216

- ---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees.
    Management  fees  and  investment  services  fees  reduce  performance;
for
    example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 *  See the notes to financial  statements  which appear in Trusts Annual
Report
    to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME II FUND*

  The following table contains important financial information relating to the
Fund and has been audited by Coopers & Lybrand L.L.P., the Trusts independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial
Highlights for the Funds Class S Shares for the periods shown. The table appears in the Funds financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Funds Annual Report to
Shareholders. More detailed information concerning the Funds performance, including a complete portfolio listing and audited financial statements, is available in the Funds Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME II FUND

                           1997     1996     1995     1994     1993
1992     1991     1990     1989    1988
                          -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $
19.68  $ 18.94  $ 18.69  $18.51  $18.63
                          -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.08     1.04     1.16     1.21      .84
1.35     1.52     1.53    1.69    1.61
 Net realized and
  unrealized gain (loss)
  on investments........      --       .19      .59    (1.07)     .44
(.83)     .72      .23     .27    (.12)
                          -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
  Total From Investment
   Operations...........     1.08      .85     1.75      .14     1.28
 .52     2.24     1.76    1.96    1.49
                          -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..    (1.09)   (1.04)   (1.18)   (1.15)    (.71)
(1.36)   (1.50)   (1.51)  (1.78)  (1.61)
 Net realized gain on
  investments...........      --       --       --       --       --
(.28)     --       --      --      --
 Tax return of capital..      --       --       --       --      (.14)
--       --       --      --      --
                          -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
  Total Distributions...    (1.09)   (1.04)   (1.18)   (1.15)    (.85)
(1.64)   (1.50)   (1.51)  (1.78)  (1.61)
                          -------  -------  -------  -------  -------
-------  -------  -------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $
18.56  $ 19.68  $ 18.94  $18.69  $18.51
                          =======  =======  =======  =======  =======
=======  =======  =======  ======  ======
TOTAL RETURN (%)(a).....     6.02     4.76     9.95      .82     6.98
2.74    12.31     9.71   10.99    8.20
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .66      .70      .58      .19      .16
 .19      .13      .15     .17     .13
 Net investment income
  to average net assets
  (a)...................     5.70     5.70     6.41     6.52     6.16
7.21     8.06     8.45    8.97    8.56
 Portfolio turnover.....   213.14   264.40   269.31   233.75   229.07
330.58   188.30   184.38  320.16  217.58
 Net assets, end of year
  ($000 omitted)........  229,470  222,983  183,577  144,030  138,619
182,735  156,685  119,853  83,313  86,052

- ---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees.
    Management  fees  and  investment  services  fees  reduce  performance;
for
    example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 *  See the notes to  financial  statements  which  appear in the Trusts
Annual
    Report to Shareholders and which are incorporated by reference into the
    Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE FIXED INCOME III FUND*

  The following table contains important financial information relating to the
Fund and has been audited by Coopers & Lybrand L.L.P., the Trusts independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial
Highlights for the Funds Class S Shares for the periods shown. The table appears in the Funds financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Funds Annual Report to
Shareholders. More detailed information concerning the Funds performance, including a complete portfolio listing and audited financial statements, is available in the Funds Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME III FUND

                                     1997     1996     1995     1994    1993++
                                    -------  -------  -------  -------
-------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................  $ 10.17  $ 10.34  $  9.37  $ 10.44  $
10.00
                                    -------  -------  -------  -------
-------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............      .63      .64      .67      .66
 .49
 Net realized and unrealized gain
  (loss) on investments...........      .32     (.16)     .97    (1.07)
 .52
                                    -------  -------  -------  -------
-------
   Total From Investment Opera-
    tions.........................      .95      .48     1.64     (.41)
1.01
                                    -------  -------  -------  -------
-------
LESS DISTRIBUTIONS:
 Net investment income............     (.62)    (.64)    (.67)    (.66)
(.48)
 In excess of net investment in-
  come............................     (.02)    (.01)     --       --       --
 Net realized gain on invest-
  ments...........................     (.06)     --       --       --
(.08)
 In excess of net realized gain on
  investments.....................      --       --       --       --
(.01)
                                    -------  -------  -------  -------
-------
   Total Distributions............     (.70)    (.65)    (.67)    (.66)
(.57)
                                    -------  -------  -------  -------
-------
NET ASSET VALUE, END OF YEAR......  $ 10.42  $ 10.17  $ 10.34  $  9.37  $
10.44
                                    =======  =======  =======  =======
=======
TOTAL RETURN (%)(a)(c)............     9.64     4.88    17.99    (3.89)
10.22
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to aver-
  age net assets (b)(c)...........      .70      .73      .61      .20
 .20
 Operating expenses, gross, to av-
  erage net assets (b)(c).........      .70      .73      .61      .20
 .40
 Net investment income to average
  net assets (b)..................     6.13     6.32     6.83     7.02
6.30
 Portfolio turnover (b)...........   274.84   144.26   141.37   134.11
181.86
 Net assets, end of year ($000
  omitted)........................  382,433  292,077  252,465  166,620
124,234

- ---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December
31,
    1993.
(a) Periods less than one year are not annualized. (b) The ratios for the period ended December 31, 1993 are annualized. (c) For periods prior to April 1, 1995,
Fund performance, operating expenses,
    and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees.
    Management  fees  and  investment  services  fees  reduce  performance;
for
    example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 *  See the notes to  financial  statements  which  appear in the Trusts
Annual
    Report to Shareholders and which are incorporated by reference into the
    Statement of Additional Information.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCos and
Russells "multi-style, multi-manager diversification" investment method and to obtain FRIMCos and Russells money manager evaluation services.

  Russell acts as consultant  to the Funds.  Russell was founded in 1936 and has
been providing  comprehensive asset management consulting services for almost
30
years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New
York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russells consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a clients unique situation and risk tolerance.

  . Asset  Allocation:   Allocating  a  clients  assets  among  different
asset
    classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the clients objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a clients assets are invested using a
"multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the
Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles.
By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own
    accounts or in fiduciary or agency  capacity,  which have entered into asset
    management  services  agreements   ("Agreements")  with  FRIMCo.
"Financial
    Intermediaries"  include  bank  trust  departments,   registered
investment
    advisers,  broker-dealers,   employee  benefit  plans  and  other
financial
    services organizations;

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates.

  The initial  minimum  aggregate  investment  in any  combination  of the
Funds
described in this Prospectus and in the Trusts  Specialty Funds Prospectus is
$5
million. You may be eligible to purchase shares of these Funds if you do not meet the required initial minimum investment. FRIMCo at its discretion may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. You should consult your Financial
Intermediary for details. Trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates are not subject to any initial minimum investment requirement.

  The Funds do not generally  offer their shares  directly to individual
(i.e.,
retail) investors, although they may choose to do so. Financial Intermediaries that have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds. However,
Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  Each Agreement with respect to the Funds provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services
Fee is usually expressed as a percentage of the clients assets invested in the
Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice.
FRIMCo does not anticipate terminating any Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the
Trusts Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds operations, including reviewing and approving the
Funds contracts with FRIMCo, Russell and the money managers. The Trusts officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers investment programs and results;

  . manages, or hires money managers to manage, the Liquidity Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCos officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russells Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Fixed II, Fixed III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russells Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCos Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin,  who has been a Portfolio Manager of FRIMCo since
January
    1996.  From 1988 to 1996,  Mr.  Trittin was  director  of US Equity
Manager
    Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity
    I,  Equity  II,  Equity  III,  Equity  Q,  Equity  T,  Diversified
Equity,
    Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F.
Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of
Russell.

  The Trust has received an exemptive order from the SEC which permits the
Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trusts Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCos services. From this fee, FRIMCo, as the Trusts agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Funds average daily net assets; Equity I Fund, 0.60%; Equity
II Fund,  0.75%;  Equity III Fund, 0.60%;  Equity Q Fund,  0.60%;
International
Fund, 0.75%;  Fixed Income I Fund, 0.30%; Fixed Income II Fund, 0.50%; and
Fixed
Income III Fund, 0.55%.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Funds average daily net assets less any management fee incurred on the Funds assets to the extent the Fund incurs management fees for investing a portion of its assets in the Trusts Money Market
Fund.

  The Board  has  approved,  subject  to  approval  by the  shareholders  of the
applicable  Funds at a meeting to be held  during  1998 (the  "1998
Shareholder
Meeting"),  an amendment to the Management  Agreement.  Under the amendment, in
addition  to the fees set forth above  (restructured  as  described  in the next
paragraph),  the  Funds  will pay  FRIMCo a fee  which  compensates  FRIMCo for
managing  collateral  which the Funds have  received in  securities  lending
and
certain  other  portfolio   transactions.   If  the  amendment  is  approved
by
shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Funds cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Funds net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount up to 0.07% of each Funds additional assets on an annualized basis.

  It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Fund will materially affect the costs of these services to the Funds, or affect FRIMCos current voluntary fee waivers.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds expenses for Class S Shares for the year ended December 31, 1997, as a percentage of each Funds average net assets, are shown in the Financial Highlights tables in this Prospectus.
Principal expenses are:

  . the management, transfer agent, and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian; and

  . fees for independent auditing and legal services; and filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Funds assets are allocated among the money managers listed in "Money
Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a
Funds assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money managers skills and results in managing assets for specific asset classes, investment styles and strategies.
Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trusts agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31,
1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Funds average daily net assets: Equity I Fund, 0.23%; Equity II Fund, 0.40%; Equity III

Fund, 0.19%;  Equity Q Fund, 0.19%;  International  Fund, 0.39%;  Fixed
Income I
Fund, 0.08%; Fixed Income II Fund, 0.17%; and Fixed Income III Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money managers fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations.
Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Funds investment objectives, restrictions and policies and the more specific strategies developed by FRIMCo. Although the money managers activities are subject to general oversight by the Board and the
Trusts officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of the money managers individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other
Investment Practices." The risks associated with portfolio investments by the
Funds are  described  in those  sections,  as well as in "Risk
Considerations."
Certain terms used in these sections are described in the Glossary in this
Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                    ANTICIPATED MAXIMUM
                                      EQUITY      DEBT
               FUND                  EXPOSURE   EXPOSURE          FOCUS
               ----                 ----------- --------          -----
Equity I Fund......................   65-100%       35%  Total return
Equity II Fund.....................   65-100%       35%  Maximum total return
Equity III Fund....................   65-100%       35%  Current income
Equity Q Fund......................      100%       --%  Total return
International Fund.................   65-100%       35%  Total return
Fixed Income I.....................       35%   65-100%  Diversification
Fixed Income II Fund...............       35%   65-100%  Preservation of
capital
Fixed Income III Fund..............       --%      100%  Maximum total return

INVESTMENT OBJECTIVES

  Each Funds investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Funds shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                                 EQUITY I FUND

  Equity I Funds objective is to provide income and capital growth by investing principally in equity securities. Equity I Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                                EQUITY II FUND

  Equity II Funds objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Equity I
Fund. Equity II Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current  income.  The Fund may invest in common
and preferred  stock,  convertible  securities,  rights and warrants.  The
Funds
investments may include companies whose securities have been publicly traded for
less than five years and smaller  companies  (i.e.,  companies not listed in the
Russell  1000(R)  Index).  A  substantial  portion of the Funds  portfolio will
generally  consist of equity securities of "emerging  growth-type"  companies
or
companies   characterized  as  "special  situations."   "Emerging
growth-type"
companies tend to reinvest most of their  earnings,  rather than pay significant
cash dividends. "Special situation" companies are those which the money managers
believe   present   opportunities   for  capital   growth  because  of
cyclical
developments in the securities markets, the industry, or the issuer.

                                EQUITY III FUND

  Equity III Funds objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity III Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income  objective of the Fund is to exceed the yield on the S&P 500
Index.
The index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that delivered by Funds such as Equity II Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                                 EQUITY Q FUND

  Equity Q Funds objectives are to provide a total return greater than the total
return of the US stock market (as measured by the Russell  1000(R)  Index over a
market  cycle  of  four  to  six  years),   while  maintaining   volatility
and
diversification similar to the Index. Equity Q Fund seeks to achieve its objectives by investing in equity securities.

  The Funds portfolio will be structured similarly to the Russell Index, as the
Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Funds money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index to meet the

Funds investment objectives. The money managers anticipate that the Funds average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Funds objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times.
However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                              INTERNATIONAL FUND

  International Funds objectives are to provide favorable total return and additional diversification for US investors. International Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments.
The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.\
  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the
Fund will not invest more than 20% of its net assets in gold-related investments.

                              FIXED INCOME I FUND

  Fixed Income I Funds objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  The Funds portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.)
Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by
Moodys; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                             FIXED INCOME II FUND

  Fixed  Income II Funds  objectives  are the  preservation  of capital  and the
generation  of current  income  consistent  with  preservation  of  capital, by
investing    primarily   in   fixed-income    securities   with
low-volatility
characteristics.

  The Fund will invest primarily in those fixed-income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years.

  Although the Fund will invest primarily in debt securities denominated in the
US dollar, the money managers will actively manage the Funds portfolio in accordance with a multi-market investment strategy. Accordingly, the money managers will allocate the Funds investments among securities denominated in the currencies of the United States and selected foreign countries. The Fund may also invest in high-quality, foreign debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money managers assessment of the relative yield of such securities and the relationship of a countrys currency to the US dollar. Money managers of the Fund will consider fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single foreign currency, and FRIMCo currently intends to limit total investments in non-US dollar securities to no more than 25% of the Funds total assets.

  The Fund will generally invest in the foreign debt securities of countries whose governments it considers to be stable (the Fund may invest in countries considered unstable or undeveloped, provided that it believes it is able to hedge substantially the risk of a decline in the currency in which the securities are denominated). In addition to the US dollar, such currencies include (among others) the Australian Dollar, Austrian Schilling, Belgian Franc,
British Pound Sterling,  Canadian Dollar, Danish Krone, Dutch Guilder,
European
Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen,
New
Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and
German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek
to minimize  investment  risk by limiting  their  portfolio  investments to debt
securities  of  high-quality  issuers.  Accordingly,  the Funds  portfolio will
consist  only of:  (a) US  Government  securities;  (b)  obligations  issued
or
guaranteed  by a  foreign  government  or  any of  its  political subdivisions,
authorities,   agencies,  or   instrumentalities;   (c)  obligations  issued
or
guaranteed by supranational entities, all of which are rated AAA or AA by S&P or
Aaa or Aa by Moodys or, if unrated, determined to be of comparable quality by the money managers; (d) investment grade corporate debt securities (or, if unrated, corporate debt securities which the money managers determine to be of equivalent quality); (e) bank instruments; and (f) commercial paper.

  The Fund intends to use interest rate swaps as a hedge and not as a speculative investment. For more information on risks, see "Risk
Considerations."

                             FIXED INCOME III FUND

  Fixed Income III Funds objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Fixed Income
III Fund seeks to achieve its objective by investing in fixed-income securities.

  The  Fund  will  invest  primarily  in  fixed-income  securities.   The
Funds
investments  will include:  US  Government  securities;  obligations  of foreign
governments or their subdivisions, agencies and instrumentalities; securities of
international  agencies or  supranational  agencies;  corporate debt securities;
loan  participations;  corporate  commercial  paper;  indexed  commercial paper;
variable,  floating  and  zero  coupon  rate  securities;   mortgage  and
other
asset-backed  securities;  municipal obligations;  variable amount demand master
notes;  bank   instruments;   repurchase   agreements  and  reverse
repurchase
agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  Fixed Income II and Fixed Income III Funds may invest in commercial paper.
Commercial paper represents a debt obligation of a company which is unsecured.
Fixed Income II and Fixed Income III Funds will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moodys; Fitch-1 or Fitch-2 by
Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Fixed Income II and Fixed Income III Funds may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moodys.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Fixed Income III Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moodys, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moodys and above are considered to be "investment grade" securities, although Moodys considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than Fixed Income III Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Equity I, Equity II, Equity III, Equity Q and International Funds invest primarily in equity securities. Equity I, Equity II, Equity III and Equity Q
Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Equity I, Equity II, Equity III and Equity Q Funds may also invest in other types of equity securities, including preferred stocks.

INTEREST RATE SWAPS

  Fixed Income II and Fixed Income III Funds may enter into interest rate swaps.
When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Trusts Money Market Fund.
Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for International Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies portfolio securities and are subject to limitations under the 1940 Act. International Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the
Fund. See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  Fixed Income II and Fixed Income III Funds may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Economic Community -- An organization which consists of certain
  European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various
  European nations steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Fixed Income II Fund may also invest in debt securities denominated in the
ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the
European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies.
The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government
obligations. Certain of the obligations,  including US Treasury bills, notes
and
bonds, and GNMA participation  certificates,  are issued or guaranteed by the
US
government.   Other   securities   issued   by   US   government   agencies
or
instrumentalities   are   supported   only  by  the  credit  of  the  agency
or
instrumentality  (for  example,  those  issued by the  Federal  Home Loan
Bank)
whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the
US government will provide support to such agencies or instrumentalities.
Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:


FIXED     FIXED     FIXED
   TYPE OF PORTFOLIO      EQUITY I EQUITY II EQUITY III EQUITY Q
INTERNATIONAL INCOME I INCOME II INCOME III
        SECURITY            FUND     FUND       FUND      FUND
FUND        FUND     FUND       FUND
   -----------------      -------- --------- ---------- --------
------------- -------- --------- ----------
Common stocks...........      X         X         X         X           X
Common stock equivalents
 (warrants).............      X         X         X         X           X
Common stock equivalents
 (options) .............      X         X         X         X           X
Common stock equivalents
 (convertible debt
 securities) ...........      X         X         X         X
Common stock equivalents
 (depository receipts)..                                                X
Preferred stocks........      X         X         X         X           X
Equity derivative secu-
 rities.................      X         X         X         X           X
Debt securities (below
 investment grade or
 junk
bonds)............
X
US government securi-
 ties...................      X         X         X         X
X          X         X         X
Municipal
obligations...
X
Investment company
 securities.............      X         X         X         X
X          X         X         X
Foreign securities......
X                              X

OTHER INVESTMENT PRACTICES

  The Funds use investment  techniques  commonly used by other mutual funds.
The
table below summarizes the principal  investment practices of the Funds, each of
which may involve  certain  special  risks.  The Glossary  describes each of the
investment  techniques  identified below. The SAI, under the heading
"Investment
Restrictions,   Policies  and  Certain  Investments,"   contains  more
detailed
information about certain of these practices, including limitations designed to reduce risks.


FIXED     FIXED     FIXED
                         EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL
INCOME I INCOME II INCOME III
    TYPE OF PRACTICE       FUND     FUND       FUND      FUND
FUND        FUND     FUND       FUND
    ----------------     -------- --------- ---------- -------- -------------
-------- --------- ----------
Cash reserves...........     X         X         X         X
X          X         X         X
Repurchase agreements
 (1) ...................     X         X         X         X
X          X         X         X
When-issued and forward
 commitment securities
 .......................     X         X         X         X
X          X         X         X
Reverse repurchase
 agreements ............     X         X         X         X
X          X         X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............     X         X         X         X
X          X         X         X
Illiquid securities
 (limited to 15% of
 Funds net assets).....     X         X         X         X
X          X         X         X
Forward currency con-
 tracts (2).............
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies (3).........     X         X         X         X
X          X         X         X
Purchase options on
 securities, securities
 indexes, and
 currencies (3).........     X         X         X         X
X          X         X         X
Interest rate futures contracts, stock index futures contracts, foreign currency
 contracts and options
 on futures (4) ........     X         X         X         X
X          X         X         X
Liquidity portfolio.....     X         X         X         X           X

- ---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a
    Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International,  Fixed  Income I, Fixed Income II, and Fixed Income III
Funds
    may not invest more than 25% of their assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 33% of the value of its net assets.
Only
    the Fixed Income III Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options
    (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the
SAI, some of which are fundamental.

RISK CONSIDERATIONS

  High  Risk  Bonds.  Fixed  Income  III Fund may  invest up to 25% of its total
assets in debt  securities  rated less than BBB by S&P or Baa by  Moodys,  or in
unrated  securities  judged  by the Funds  money  managers  to be of comparable
quality.  Lower rated debt  securities  generally offer a higher yield than that
available from higher grade issues. However, lower rated debt securities involve
higher risks, in that they are especially  subject to adverse changes in general
economic  conditions and in the industries in which the issuers are engaged, to
changes in the financial  condition of the issuers and to price  fluctuation in
response to changes in interest  rates.  During periods of economic  downturn
or
rising interest rates, highly leveraged issuers may experience  financial stress
which could  adversely  affect their  ability to make  payments of principal
and
interest and increase the possibility of default.  While this debt may have some
quality  and   protective   characteristics,   these  are  outweighed  by
large
uncertainties  or major risk  exposure to adverse  conditions.  Fixed Income
III
Funds money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Funds holding in the securities and by the depth of the managers credit analysis. For additional information, refer to the SAI.

  Hedging  and Risk  Management  Practices.  In seeking to protect  against the
effect of adverse changes in financial markets or against currency exchange rate
or  interest  rate  changes  that are  adverse  to the  present  or prospective
positions of the Funds,  each of the Funds may employ  certain  risk management
practices  using  certain   derivative   securities  and  techniques  (known
as
"derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Funds investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Investment in Foreign  Securities.  The Funds may invest in foreign securities
traded on US or foreign exchanges or in the over-the-counter  market.
Investing
in  securities   issued  by  foreign   governments  and  corporations
involves
considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes,\changes in governmental administration or economic or monetary policy (in the
United States or abroad) or changed circumstances in dealings between nations.
Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United
States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the
United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United
States.

  Foreign Debt  Securities.  Fixed Income III Funds  portfolio  may include debt
securities issued by domestic or foreign entities, and denominated in US dollars
or foreign  currencies.  The Fund  anticipates  that no more than 25% of its net
assets will be denominated in foreign currencies. The Fund will only use foreign
currency exchange transactions (options on foreign currencies,  foreign currency
futures  contracts and forward  foreign  currency  contracts) for the purpose of
hedging  against  foreign   currency   exchange  risk  arising  from  the
Funds
investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. For purposes of the International and Fixed Income III Funds policy of investing in securities of issuers located in emerging markets, those Funds will consider emerging markets to be countries with developing economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar.
Further, certain emerging market countries currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Fund may invest in the following types of emerging market debt--bonds;
notes and debentures of emerging market governments; and debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks, or by banks or other companies in emerging markets which money managers believe are suitable investments for the Fund.
Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the countrys outstanding commercial bank loans.

  Fixed Income III Fund may invest in bank  instruments,  which include
European
certificates  of deposit  ("ECDs"),  European time deposits  ("ETDs") and
Yankee
Certificates of deposit  ("Yankee CDs").  ECDs, ETDs, and Yankee CDs are subject
to somewhat  different risks from the  obligations of domestic  banks.  ECDs are
dollar denominated  certificates of deposit issued by foreign branches of US
and
foreign banks; ETDs are US dollar  denominated time deposits in a foreign branch
of a US bank or a foreign  bank;  and  Yankee  CDs are  certificates  of deposit
issued by a US branch of a foreign  bank  denominated  in US dollars and held in
the United States. Different risks may also exist for ECDs, ETDs, and Yankee
CDs
because  the banks  issuing  these  instruments,  or their  domestic  or foreign
branches,  are not necessarily subject to the same regulatory  requirements that
apply  to  domestic  banks,  such as  reserve  requirements,  loan limitations,
examinations,   accounting,   auditing   and   recordkeeping,   and  the
public
availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investment for the Fixed Income III Fund.

  Variable and Floating Rate Securities. Fixed Income III Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.
The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular, (i.e., daily, monthly, annually, etc.)
event based, (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 5% of its total assets. The Board has approved, subject to approval by the shareholders of the respective Funds at the 1998 Shareholder Meeting, a proposal to revise the Funds fundamental policy on borrowing. If approved by shareholders, this limit would be increased to up to 33 1/3% of the current value of the Funds total assets.
Please see the SAI for a more complete discussion of the Funds permissible borrowing activities.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The
Funds do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money managers services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for the Funds are shown in the
Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trusts securities and the selection of brokers and dealers (including affiliates)
("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the
Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio  transactions through Frank Russell
Securities,
Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes  substantially  all of its net investment income and net
capital  gains  to   shareholders   each  year.  The  amount  and  frequency
of
distributions   are  not   guaranteed--all   distributions  are  at  the
Boards
discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

      DECLARED                        PAYABLE                            FUNDS
      --------                        -------                            -----
Quarterly...........     Mid: April, July, October and      Equity I, Equity
II, Equity III,
                         December                           Equity Q, Fixed
Income I, Fixed
                                                            Income II and
Fixed Income III
                                                            Funds

Annually................ Mid-December                       International Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through
October 31 (excess of capital gains over capital losses), generally in mid-
December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or
December to shareholders of record in that month. These distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer
Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code.
International Fund may incur tax liability to the extent it invests in PFICs.
See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes,  the dividends from net investment income
and
any excess of net short-term  capital gains over net long-term capital loss that
you receive from the Funds are considered  ordinary income.  However, depending
upon the  relevant  state tax rules,  a portion of the  dividends  paid by
Fixed
Income I, Fixed Income II and Fixed Income III Funds  attributable  to direct
US
Treasury and agency  obligations  may be exempt from state and local taxes.
28%
and 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Funds earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gains dividend, and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International, Fixed Income I, Fixed
    Income II and Fixed Income III Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Fixed Income I, Fixed Income II and Fixed Income III
    Funds income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III and Equity Q Funds will generally qualify in part for the corporate dividends-received deduction.
However, the portion depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a
Funds shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  FRIMCo  expects the  International,  Fixed Income I, Fixed Income II and
Fixed
Income III Funds to invest more than 50% of their total assets in foreign securities. In connection with those investments, FRIMCo intends to file specified elections with the IRS. These elections will permit shareholders to either deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Funds taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.

  Shareholders of the Funds with foreign holdings should also be aware that foreign exchange losses realized by a Fund are treated as ordinary losses for federal income tax purposes. This treatment may reduce Fund income which is available for distribution to shareholders.

  The Fixed Income I, Fixed Income II and Fixed Income III Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Funds cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholders certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class S Shares of the Funds are as follows:

                                 5 YEARS      10 YEARS
                       1 YEAR     ENDED        ENDED     INCEPTION TO
                       ENDED     DEC. 31,     DEC. 31,     DEC. 31,
                      DEC. 31,     1997         1997         1997
INCEPTION
                        1997   (ANNUALIZED) (ANNUALIZED) (ANNUALIZED)   DATE
                      -------- ------------ ------------ ------------
---------
Equity I.............  32.02%     20.06%       17.76%       16.70%    10/15/81
Equity II............  28.66%     17.40%       15.98%       14.87%    12/28/81
Equity III...........  33.13%     20.54%       18.35%       17.73%    11/27/81
Equity Q.............  33.07%     21.14%       18.31%       15.40%    05/29/87
International........   0.58%     11.42%        8.65%       14.92%    01/31/83
Fixed Income I.......   9.42%      7.51%        9.12%       11.35%    10/15/81
Fixed Income II......   6.02%      5.66%        7.19%        9.28%    10/30/81
Fixed Income III.....   9.64%        --%          --%        7.65%    01/29/93

  Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Funds portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 1, 1997 for the Class S
Shares of the Fixed Income I, Fixed Income II and Fixed Income III Funds were, respectively, 6.13%, 5.56% and 5.80.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each
Fund on each business day on which shares are offered or redemption orders are tendered. For the Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class S Shares of a Fund by dividing the current value of the Funds assets attributable to the Class S
Shares, less liabilities attributable to the Class S Shares, by the number of
Class S Shares of the Fund  outstanding,  and rounding to the nearest cent.
All
Funds  determine  their net asset  value as of the close of the NYSE
(currently
4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at
"fair  market   value."  This  generally   means  that  equity   securities
and
fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by
Funds are valued on the basis of "amortized cost." Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The
Funds utilize the amortized cost valuation method in accordance with the Rule.
These money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Russell  Funds  are  generally  available  only  through a select  network of
qualified Financial Intermediaries. If you are not currently working with one of
these Financial  Intermediaries,  please call Russell Investor Services at
(800)
RUSSEL4 (787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial
Intermediary for further details.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the
"Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts will not be accepted.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial
Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds.
Third party checks will not be accepted. Checks should be made payable to "Frank
Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds
Custodian,
State Street Bank and Trust Company. All wires must include the investors account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investors purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the
Funds Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial
Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial
Intermediary has enrolled in the program and agreed in writing to indemnify the
Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other
Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your
Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your
Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the
Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your
Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check will not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial
Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent.
Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request The name of the Fund(s) The class of shares, if applicable The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed The name(s) on the account(s) The signature(s) of all registered account owners For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
-
--------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants, Tenants in       shareholder, exactly as the names appear in the
  Common                    account registration.
-
--------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the
custodian
  accounts for minors)      in his/her capacity as it appears in the account
                            registration.
-
--------------------------------------------------------------------------------
  Corporation,              Association  Written  instructions must be signed
by
                            authorized  person(s),  stating his/her  capacity
as
                            indicated by the corporate  resolution to act on
the
                            account.   A  copy  of  the  corporate
resolution,
                            certified  within the past 90 days,  authorizing
the
                            signer to act.
-
--------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all
trustees.
  Profit Sharing Plan       If the name of the trustee(s) does not appear in
the
                            account  registration,  please provide a copy of
the
                            trust document certified within the last 60 days.
-
--------------------------------------------------------------------------------
  Joint  tenancy   Written   instructions   must  by  signed  by  the
surviving
  shareholders  whose  tenant(s).  A  certified  copy of the  death certificate
  co-tenants are deceased must accompany the request.


SIGNATURE GUARANTEE

  The Funds  reserve the right to require a signature  guarantee  under certain
circumstances.   A  signature   guarantee  verifies  the  authenticity  of
your
signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a
Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption  amount in excess of
$250,000
by a distribution in-kind of securities from the Funds portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class S Shares.

  State  Street Bank and Trust  Company  ("Custodian"),  Boston,
Massachusetts,
holds all  portfolio  securities  and cash  assets of the  Funds,  and provides
portfolio  recordkeeping  services.  The  Custodian  may deposit  securities in
securities   depositories   or  use   subcustodians.   The   Custodian   has
no
responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P.  ("Coopers"),  Boston,  Massachusetts,  are the
Funds
independent   accountants.   Shareholders  will  receive  unaudited
semiannual
financial statements and annual financial statements audited by Coopers.
Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the
Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services.
Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the
Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system.
Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank
Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Funds shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trusts outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to
"control" the Funds listed after their names because they own more than 25% of the voting shares of the Funds: First Trust, N.A.--Equity Q, International and
Fixed Income III Funds.

                            MONEY MANAGER PROFILES

  The money managers identified below have no other affiliations with the Funds,
FRIMCo or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other
Funds in the Trust, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000,
Minneapolis,
MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and
(ii)
majority unit holder is ACM,  Inc., a wholly owned  subsidiary of The
Equitable.
As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors,  45 Fremont Street,  17th Floor, San
Francisco,
CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York,
NY
10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO  Capital  Management,  Inc.,  1315 Peachtree  Street N.E.,  Suite
500,
Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a
London-based financial services holding company.

  Lincoln  Capital  Management  Company,  200 South  Wacker  Drive,  Suite
2100,
Chicago,  IL 60606.  Lincoln Capital  Management,  Inc. is a division of
Lincoln
Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management,  Inc., 1221 Avenue of the Americas, New
York,
NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management,  One Peachtree  Center,  Suite 4500, 303
Peachtree
Street  N.E.,  Atlanta,  GA 30308  Peachtree is a unit of the Smith Barney
Asset
Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider  Capital  Management,  460 E. Swedesford Road, Suite 1080, Wayne,
PA
19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP
("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the
Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining
Mr.
Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr.
Schneider.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                                EQUITY II FUND

  Delphi Management,  Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is
100%
owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity  Management,  Inc., 280 Corporate  Center, 3 ADP
Boulevard,
Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach  Capital  Management,  Inc.,  One Union Square,  Suite 3323,  600
Union
Street,  Seattle,  WA  98101,  is a wholly  owned  subsidiary  of  United
Asset
Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                                EQUITY III FUND

  Brandywine Asset Management,  Inc., Three Christina Centre, Suite 1200, 201
N.
Walnut Street, Wilmington, DE 19801, is a wholly owned subsidiary of Legg
Mason,
Inc.

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin  Portfolio  Associates  LLC,  Two  International  Place,  22nd
Floor,
Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon
Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                              INTERNATIONAL FUND

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martins Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe  Price-Fleming  International,  Inc.,  100 East Pratt Street,  9th
Floor,
Baltimore,  MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R
7DR,
which is a joint  venture of T. Rowe Price  Associates,  Inc.,  and The
Fleming
Group,  each of which owns 50% of the company.  Ownership  of The Fleming
Group
holding is split equally  between  Copthall  Overseas  Limited,  a subsidiary of
Robert Fleming Holdings,  and Jardine Fleming International  Holdings
Limited, a
subsidiary  of  Jardine  Fleming   Holdings.   Robert  Fleming   Holdings
is  a
London-based UK holding company with the majority of the shares distributed:
51%
to public  companies and 38% to the Fleming  family.  Jardine  Fleming is a
Hong
Kong-based holding company which is owned 50% by Robert Fleming Holdings and
50%
by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price
Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the companys active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston  Company  Asset  Management,  Inc.,  One Boston  Place,  14th
Floor
Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             FIXED INCOME II FUND

  BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY
10154,
is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  STW Fixed Income Management Ltd.,  Trinity Hall, 43 Cedar Avenue,  Hamilton
HM
KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                             FIXED INCOME III FUND

  BEA Associates,  One Citicorp  Center,  153 East 53rd Street,  58th Floor,
New
York, NY 10022,  is a general  partnership of Credit Suisse Capital
Corporation
("CS  Capital")  and Basic  Appraisals,  Inc.  ("Basic").  CS  Capital is an
80%
partner,   and  is  a  wholly-owned   subsidiary  of  Credit  Suisse
Investment
Corporation,  which is in turn a  wholly-owned  subsidiary of Credit
Suisse,  a
Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner.
BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  NO  DEALER,  SALESMAN  OR  OTHER  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE
ANY
INFORMATION OR TO MAKE ANY  REPRESENTATIONS,  OTHER THAN THOSE CONTAINED IN
THIS
PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS  MUST
NOT
BE  RELIED  UPON.  THIS  PROSPECTUS  DOES NOT  CONSTITUTE  AN OFFER TO SELL
OR A
SOLICITATION  OF AN OFFER TO BUY ANY OF THE  SECURITIES  OFFERED  HEREBY  IN
ANY
STATE TO ANY PERSON TO WHOM IT IS  UNLAWFUL  TO MAKE SUCH AN OFFER.  NEITHER
THE
DELIVERY  OF THIS  PROSPECTUS  NOR ANY SALE  MADE  HEREUNDER  SHALL,  UNDER
ANY
CIRCUMSTANCES,  CREATE  ANY  IMPLICATION  THAT  THERE  HAS BEEN NO CHANGE IN
THE
AFFAIRS OF THE FUNDS OR THE MONEY  MANAGERS SINCE THE DATE HEREOF;  HOWEVER,
IF
ANY  MATERIAL  CHANGE  OCCURS  WHILE THIS  PROSPECTUS  IS  REQUIRED BY LAW TO
BE
DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries.

  Bank instruments -- Include certificates of deposit, bankers acceptances and time deposits, and may include European certificates of deposit ("ECDs"),
European  time deposits  ("ETDs") and Yankee  certificates  of deposit
("Yankee
CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Funds permitted investments. As an alternative to a
Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds cash reserves in the Trusts Money Market
Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Funds assets invested in the Trusts Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.
Convertible securities are senior to common stock in a corporations capital structure but are usually subordinated to similar non-convertible securities.
The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered  call  option  -- A call  option  is  "covered"  if the Fund  owns the
underlying  securities,   has  the  right  to  acquire  the  securities
without
additional   consideration,   has  collateral  assets  sufficient  to  meet
its
obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trusts custodian and portfolio accountant.

  Depository  receipts -- These include American  Depository  Receipts
("ADRs"),
European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Fund under a contract with the Trust.

  Eligible  Investors --  Institutional  investors and Financial
Intermediaries
that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial
Intermediaries.

  Equity  derivative  securities  -- These  include,  among  other instruments,
options  on  equity  securities,   warrants  and  futures  contracts  on
equity
securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into
Service Agreements with FRIMCo.

  FNMA -- Federal National Mortgage Association.

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Funds ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Funds records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract  individually  negotiated
and
privately  traded  by  currency  traders  and their  customers  and  creates an
obligation to purchase or sell a specific currency for an agreed-upon price at a
future  date.  International,  Fixed Income I, Fixed Income II, and Fixed
Income
III Funds generally do not enter into forward  contracts with terms greater than
one  year,  and  typically   enters  into  forward   contracts  only  under
two
circumstances.  First,  if the Funds enter into a contract  for the  purchase
or
sale of a security  denominated in a foreign currency,  they may desire to
"lock
in" the US dollar price of the security by entering  into a forward  contract to
buy the amount of a foreign currency needed to settle the  transaction.
Second,
if a Funds money  managers  believe that the  currency of a  particular foreign
country will  substantially rise or fall against the US dollar, a Fund may enter
into a forward contract to buy or sell the currency  approximating  the value of
some or all of the  Funds  portfolio  securities  denominated  in the currency.
International,  Fixed  Income I, Fixed Income II and Fixed Income III Funds
will
not enter  into a forward  contract  if, as a result,  they would have more than
one-third  of their  assets  committed  to such  contracts  (unless they own the
currency  that they are  obligated  to deliver or have caused the  Custodian to
segregate   segregable   assets  having  a  value   sufficient  to  cover
their
obligations).   Although  forward   contracts  are  used  primarily  to
protect
International, Fixed Income I, Fixed Income II, and Fixed Income III Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo  --  Frank   Russell   Investment   Management   Company,   the
Trusts
administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Eight
Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association.

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Funds net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the
1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moodys (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Funds total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Equity I, Equity II,
Equity III, Equity Q and International Funds assets assigned to a liquidity portfolio. The liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market,  US  Government  Money Market and
Tax-Free
Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moodys -- Moodys Investors Service, Inc., an NRSRO.

  Municipal  obligations -- Debt obligations  issued by states,  territories
and
possessions  of the  United  States  and the  District  of  Columbia,  and
their
political subdivisions, agencies and instrumentalities,  or multi-state agencies
or  authorities  the  interest  from which is exempt  from  federal  income tax,
including  the  alternative  minimum  tax, in the opinion of bond counsel to the
issuer.  Municipal  obligations  include debt obligations issued to obtain funds
for various  public  purposes as well as certain  industrial  development bonds
issued by or on behalf of public authorities.  Municipal obligations may include
project,  tax  anticipation,   revenue  anticipation,   bond  anticipation,
and
construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the
US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Funds liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moodys.

  NYSE -- New York Stock Exchange.

  Options  on  securities,  securities  indexes  and  currencies  -- A Fund may
purchase  call  options  on  securities  that  it  intends  to  purchase  (or on
currencies in which those securities are denominated) in order to limit the risk
of a  substantial  increase in the market price of such  security (or an adverse
movement  in the  applicable  currency).  A Fund may  purchase  put  options on
particular   securities  (or  on  currencies  in  which  those   securities
are
denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. International Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Funds cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securitys market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Funds records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the
Money Market Funds.

  Russell  1000(R)  Index -- The  Russell  1000(R)  Index  consists of the
1,000
largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a companys capitalization. For example, when
IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intels capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a
Form 10-K report  with the SEC,  foreign  securities,  and  American
Depository
Receipts. The Indexs composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Equity Q Funds performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds.

  S&P -- Standard & Poors Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poors 500 Composite Price Index.

  SAI -- The Trusts Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission.

  Shares -- The Class S Shares in the Funds described in this  prospectus.
Each
Class S Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trusts transfer and dividend paying agent.

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

  US -- United States.

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the
Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuers underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS


EQUITY I FUND
Alliance Capital Management L.P.
Barclays Global Fund Advisors
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Morgan Stanley Asset Management, Inc.
Peachtree Asset Management
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation

EQUITY II FUND
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP

EQUITY III FUND
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation

EQUITY Q FUND
Barclays Global Fund Advisors
Franklin Portfolio Associates LLC
J.P. Morgan Investment Management, Inc.

INTERNATIONAL FUND
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Mastholm Asset Management, LLC
Oechsle International Advisors
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.

FIXED  INCOME I FUND  Lincoln  Capital  Management  Company  Pacific
Investment
Management Company Standish, Ayer & Wood, Inc.

FIXED INCOME II FUND BlackRock Financial Management Standish,  Ayer & Wood,
Inc.
STW Fixed Income Management Ltd.

FIXED INCOME III FUND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 787-7354
(800) RUSSEL4
In Washington (253) 627-7001

Institutional Funds Annual Report                                     EXHIBIT
C
Dated December 31, 1997
re: the Fixed Income II Fund



Fixed Income II Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To preserve capital and generate current income consistent with the preservation of capital.

Invests in: Fixed-income securities with low-volatility characteristics.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.

Growth of a $10,000 Investment

                      [LINE GRAPH APPEARS HERE]

  Years            Fixed II+           ML 1-2.99**         Lipper Short 1-5
Yr++
  -----            ---------           -----------
---------------------
      *            $10,000             $10,000                        $10,000
   1988            $10,820             $10,622                        $10,687
   1989            $12,009             $11,777                        $11,768
   1990            $13,175             $12,922                        $12,719
   1991            $14,796             $14,431                        $14,231
   1992            $15,202             $15,341                        $15,042
   1993            $16,264             $16,171                        $15,968
   1994            $16,397             $16,263                        $15,910
   1995            $18,028             $18,052                        $17,620
   1996            $18,886             $18,950                        $18,405
   1997            $20,023             $20,212                        $19,529

Fixed Income II Fund

  Periods Ended       Growth of            Total
    12/31/97           $10,000             Return
- ---------------    ----------------     ------------
1 Year                $ 10,602             6.02%
5 Years               $ 13,171             5.66%(S)
10 Years              $ 20,023             7.19%(S)

Merrill Lynch 1-2.99 Years Treasury Index

  Periods Ended        Growth of              Total
    12/31/97           $10,000               Return
- -----------------   ---------------        -------------
 1 Year               $ 10,666                6.66%
 5 Years              $ 13,175                5.67%(S)
 10 Years             $ 20,212                7.29%(S)

Lipper(C) Short Investment Grade Debt Funds Average

  Periods Ended           Growth of              Total
    12/31/97               $10,000               Return
- ----------------       ---------------        -------------
 1 Year                   $ 10,611                6.11%
 5 Years                  $ 12,983                5.36%(S)
 10 Years                 $ 19,529                6.92%(S)

*   Assumes initial investment on January 1, 1988

**  Merrill  Lynch  1-2.99  Years   Treasury  Index  is  an  index  composed
of
    approximately  160 issues in the form of publicly placed,  coupon-bearing
US
    Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

+   Prior to April 1, 1995,  fund  performance  results  are  reported  gross of
    investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the funds managers upon request.

++ Lipper(C) Short (1-5 Yr.) Investment Grade Debt Funds Average is the average total  return for the universe of funds  within the Short  Investment
Grade
    Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in investment grade debt issues (rated in top four grades) with average maturities of five years or less.

(S) Annualized.


96 Fixed Income II Fund

Fixed Income II Fund
Portfolio Management Discussion

December 31, 1997 (Unaudited)



Performance Review

For the year ended December 31, 1997, the Fixed Income II Fund reflected a total return of 6.0%, as compared to the Merrill Lynch 1-2.99 Years Treasury Index which rose 6.7%. The Fund modestly underperformed the Index as the managers in the Fund maintained conservative duration positions throughout most of the year due to concerns over Fed intervention. Weak returns from corporate bonds late in the year, as the markets flight to defensive sectors favored treasuries, also contributed to the Funds modest underperformance.

Portfolio Highlights

Indications of the US economys ability to sustain strong growth without inflation benefited bonds increasingly throughout 1997. However, two factors diminished the attractiveness of short-term bonds for much of the year. The first proved to be the Federal Reserve Board which threatened to increase rates during much of the year, but acted only once, late in the first quarter, when it increased the Fed Funds rate 1/4%. The second threat was directly attributable to the problems facing Asian economies during the last four months of the year.
As major holders of short-term US treasuries, it was feared that Korean and
Japanese investors would be forced to redeem their investments to support weakened businesses in their own countries. Although some withdrawals appeared to occur late in the year, fears of massive selling of T-bills were not realized.

The Fund was impacted by these factors in several ways. The Feds inflammatory comments about the economys strength and inflation risk kept the Funds investment managers conservatively positioned in terms of portfolio duration during the first half of the year. The markets flight to quality sectors of the market in reaction to Asias problems later in the year favored US treasuries.
Other sectors were negatively impacted, particularly where credit weakness was perceived. Lower quality corporate issues lagged as yield spreads widened.
Credit-sensitive asset- and mortgage-backed securities holdings were also underperformers in the fourth quarter. The Fund was able to offset some of these influences. The bond managers captured some value by extending portfolio duration in the third quarter as economic fundamentals stabilized and the Fed became less of a factor.


Top Ten Issuers
(as a percent of Total Investments)                December 31, 1997

United States Treasury                                    15.9%
World Omni Automobile Lease                                3.3
Barnett Auto Trust                                         3.3
Sears Credit Account Master Trust                          3.1
Olympic Automobile Receivables Trust                       2.5
General Electric Capital Corporation                       2.4
Associates Corp. North America                             2.4
Sears Roebuck Acceptance                                   2.4
First Chicago Master Trust                                 2.2
PNC Student Loan Trust                                     2.2


Portfolio Characteristics
                                                    December 31, 1997

Weighted Average Quality Diversification                   AA1
Weighted Average Years-to-Maturity                         2.7 Years
Weighted Average Duration                                  1.6 Years
Current Yield (SEC 30-day standardized)                    5.6%
Number of Issues                                           157
Number of Issuers                                          118


Money Managers                                           Styles


BlackRock Financial Management                Mortgage/Asset-Backed
                                                   Specialist
STW Fixed Income Management, Inc.             Sector Rotation Core
Standish, Ayer & Wood, Inc.                   Corporate Specialist

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                             Fixed Income II Fund 97

Fixed Income II Fund

Statement of Net Assets

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
Long-Term Investments - 92.1%
Asset-Backed Securities - 35.6%
Advanta Home Equity Loan Trust
 Series 1994-1 Class A-2
    6.300% due 07/25/25                  $       39   $      38
AFC Home Equity Loan Trust
 Series 1993-2 Class A
    6.000% due 0l/20/13                         386         379
AFC Mortgage Loan Trust
 Series 1996-3 Class 1A2
    7.220% due 12/25/27                         350         350
Associates Manufactured Housing
 Pass-thru Certificate
 Series 1996-1 Class A3
    7.000% due 03/15/27                         850         862
Banc One Auto Grantor Trust
 Series 1997 -A Class A
    6.270% due 11/20/03                       3,703       3,712
Barnett Auto Trust
 Series 1997-A Class A3
    6.030% due 11/15/01                       7,500       7,495
Chase Credit Card Master Trust
 Series 1997-2 Class A
    6.300% due 04/15/03                       4,479       4,514
Chase Manhattan Grantor Trust
 Series 1996-B Class A
    6.610% due 09/15/02                       1,204       1,211
Chevy Chase Auto Receivables Trust
 Series 1996-2 Class A
    5.900% due 07/15/03                         970         967
 Series 1997-2 Class A
    6.350% due 01/15/04                         842         845
 Series 1997-3 Class A
    6.200% due 03/20/04 (c)                     653         654
Contimortgage Home Equity Loan Trust
 Pass-thru Certificate
 Series 1997-4 Class A2
    6.270% due 02/15/12                         500         499
EQCC Home Equity Loan Trust
 Series 1993-4 Class A
    5.725% due 12/15/08                          40          40
 Series 1994-1 Class A
    5.800% due 03/15/09                         316         313
Equivantage Home Equity Loan Trust
 Series 1996-1 Class A
    6.550% due 10/25/25                         729         732
First Chicago Master Trust II
 Credit Card Certificates
 Series 1994-L
    7.150% due 04/15/0l                       4,500       4,580
First Omni Credit Card Master Trust
 Series 1996-A Class A
    6.650% due 09/15/03                         930         945
First Security Auto Grantor Trust
 Series 1997-A Class A
    6.300% due 08/15/03                         998       1,000
Ford Credit Auto Lease Trust
 Series 1996-1 Class A2
    5.800% due 05/15/99                       1,168       1,167
Green Tree Financial Corp.
  Series 1996-6 Class A4
    7.050% due 09/15/27                         500         507
  Series 1997-3 Class A2
    6.490% due 07/15/28                         750         752
Green Tree Securitized Net Interest Margin
 Trust
 Series 1994-A Class A
    6.900% due 02/15/04                         528         533
 Series 1995-A Class A
    7.250% due 07/15/05                         413         414
Honda Auto Receivables Grantor Trust
 Series 1995-A Class A
    6.200% due 12/15/00                         346         346
 Series 1997-B Class A
    5.950% due 05/15/03                       1,200       1,198
IMC Home Equity Loan Trust
 Series 1997-5 Class Al
    6.5 10% due 02/20/06 (c)                    765         765
Nationsbank Auto Owner Trust
 Series 1996-A Class A3
    6.375% due 07/15/00                       2,750       2,756
Nationsbank Credit Card Master Trust
 Series 1995-1 Class A
    6.450% due 04/15/03                       3,850       3,887
Newcourt Receivables Asset Trust
 Series 1996-2 Class A
    6.870% due 06/20/04                         208         212
Nissan Auto Receivables Grantor Trust
 Series 1997-1 Class A
    6.150% due 02/17/03                         372         373
Olympic Automobile Receivables
 Series 1996-B Class A4
    6.700% due 03/15/02                       1,000       1,009
 Series 1996-D Class CTFS
    6.125% due 11/15/04                       3,759       3,749
 Series 1997-A Class A2
    6.125% due 0l/01/99                         902         903
PNC Student Loan Trust I
 Series 1997-2 Class A3
    6.314% due 0l/25/01                       5,000       5,041


98 Fixed Income II Fund

Fixed Income II Fund

December 31, 1997


                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
Premier Auto Trust
 Series 1997-3 Class A4
    6.200% due 0l/06/01                  $    5,000   $   5,011
Remodelers Home Improvement Loan
 Series 1995-3 Class A2
    6.800% due 12/20/07                         558         558
Sears Credit Account Master Trust II
 Series 1995-3 Class A
    7.000% due 10/15/04                         900         919
 Series 1995-4 Class A
    6.250% due 01/15/03                       4,000       4,004
 Series 1996-2 Class A
    6.500% due 10/15/03                       1,500       1,510
 Series 1997-1 Class A
    6.200% due 07/16/07                         500         500
SMS Student Loan Trust
 Series 1997-A Class A
    6.030% due 10/27/25 (c)                     500         505
SPNB Home Equity Loan
 Series 1991-1 Class B
    8.150% due 06/15/20                         336         340
Student Loan Marketing Association
 Series 1997-3 Class CTFS
    6.259% due 08/25/12 (c)                     500         494
The Money Store Home Equity Loan Trust
 Series 1993-D Class Al
    5.675% due 12/15/08                         389         383
 Series 1996-B Class A3
    6.820% due 03/15/10                         124         125
TLFC IV Equipment Lease Trust
 Series 1996-1 Class A
    5.980% due 11/20/02                         361         360
TMS Small Business Administration Loan Trust
 Series 1997-1 Class A
    6.240% due 01/15/25 (c)                     995         993
 Series 1997-1 Class B
    6.719% due 01/15/25 (c)                     497         495
UCFC Home Equity Loan Trust
 Series 1996-Dl Class A3
    6.541% due 11/15/13                         675         677
WFS Financial Owner Trust
 Series 1996-D Class A3
    6.050% due 07/20/01 (c)                   4,500       4,508
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A3
    6.250% due 11/15/02                       1,098       1,099
 Series 1996-B Class B
    6.850% due 11/15/02 (c)                     350         352
World Omni Automobile Lease
 Securitization Trust
 Series 1997-A Class A2
    6.750% due 06/25/03 (c)                   5,500       5,549
 Series 1997-A Class A4
    6.900% due 06/25/03                         500         508
                                                      ---------

                                                         81,638
                                                      ---------

Corporate Bonds and Notes - 25.0% Ahmanson (H.F.)
    9.875% due 11/15/99                         875         930
Aristar Inc.
    6.125% due 12/01/00                         725         722
Associates Corp North America
    6.375% due 08/15/00                       5,500       5,531
Banponce Corp. (MTN)
 Series 2
    5.750% due 03/01/99                       2,075       2,063
Bear Stearns Co., Inc.
    7.625% due 09/15/99                       1,125       1,151
Chase Manhattan Corp.
   10.125% due 11/01/00                         259         285
Chrysler Financial Corp. Series P (MTN)
    6.230% due 07/17/98                         500         501
CIT Group Holdings, Inc. (MTN)
    6.125% due 12/15/00                       5,000       4,987
Cox Enterprises, Inc.
    6.250% due 08/26/99                       1,400       1,400
Crescent Real Estate Equities
    6.625% due 09/15/02                         750         749
Enterprise Rent-A-Car USA Finance Co. (MTN)
    7.875% due 03/15/98                       1,100       1,104
ERP Operating, L.P.
    8.500% due 05/15/99                       1,050       1,079
Finova Capital Corp.
    6.450% due 06/01/00                         400         401
First Chicago Corp.
    9.000% due 06/15/99                         500         519
First Union Corp.
    6.750% due 01/15/98                         750         750
    6.600% due 06/15/00                       1,000       1,008
Franchise Finance Corp.
    7.000% due 11/30/00                       1,000       1,010
General Electric Capital Corporation (MTN)
    6.120% due 08/15/00                       5,500       5,545
General Motors Acceptance Corp.
    7.012% due 04/01/20 (c)                     988         999


                             Fixed Income II Fund 99

Fixed Income II Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
General Motors Acceptance Corp. (MTN)
    7.500% due 07/22/99                  $      925   $     944
    7.465% due 07/25/19                       1,438       1,448
Heller Financial, Inc. (MTN)
    5.928% due 03/01/99 (c)                   1,000       1,003
Hertz Corp.
    6.500% due 04/01/00                         450         453
Homeside Lending, Inc. (MTN)
    6.875% due 06/30/02                       2,000       2,037
ITT Corp.
    6.250% due 11/15/00                       1,075       1,057
JC Penney & Co., Inc. (MTN)
    6.375% due 09/15/00                       1,125       1,134
Lehman Brothers Holdings, Inc. (MTN)
 Series E
    7.110% due 09/27/99                       1,500       1,524
 Series IBC
    7.000% due 05/13/99                         800         810
MBNA Corp. (MTN)
 Series B
    6.500% due 09/15/00                       1,000       1,010
Merrill Lynch & Co., Inc. (MTN)
    7.260% due 03/25/02 (c)                   1,425       1,457
Midlantic Corp.
    9.250% due 09/01/99                         375         392
Occidental Petroleum Corp. (MTN)
    5.950% due 11/09/98                         950         948
Salomon, Inc.
    7.750% due 05/15/00                       1,000       1,032
    6.700% due 07/05/00                         500         505
Salomon, Inc. (MTN)
    5.718% due 04/05/99(c)                    1,100       1,100
Sears Roebuck Acceptance (MTN)
    6.160% due 09/20/00                       5,500       5,501
Sovereign Bancorp, Inc. (Regd)
    6.750% due 07/01/00                         750         755
Taubman Realty Group, L.P.
    8.000% due 06/15/99                         250         256
USF&G Corp.
    7.000% due 05/15/98                       1,975       1,982
Wellsford Residential Property Trust (MTN)
    6.195% due 11/24/99 (c)                   1,300       1,302
                                                      ---------
                                                         57,384
                                                      ---------
Eurodollar Bonds - 2.3%
ALPS Pass-thru Trust
 Series 1994-1 Class A2
    7.150% due 09/15/04 (c)                     280         281
Chase Manhattan Corp.
    6.062% due 12/05/09 (c)                     200         195
Export-Import Bank of Korea
    7.125% due 09/20/01                         300         249
Procter & Gamble
    9.625% due 0l/14/01                       3,020       3,271
Videotron Holdings PLC Step Up Bond
   Zero Coupon due 07/01/04                   1,375       1,310
                                                      ---------
                                                          5,306
                                                      ---------
Mortgage-Backed Securities - 11.6%
Bear Stearns Mortgage Securities, Inc.
 Series 1996-6 Class A2
    7.000% due 11/25/27                         925         923
BKD Commercial Mortgage Trust
 Series 1997-Cl Class B
    7.218% due 04/25/00 (c)                     850         851
Citicorp Mortgage Securities, Inc.
 REMIC Series 1997-5 Class A1
    6.500% due 11/25/27                         650         652
CMC Securities Corp. II
 Series 1993-2G Class A1
    7.194% due 11/25/23 (c)                     885         898
Countrywide Home Loans
 Series 1997-6 Class A1
    6.750% due 11/25/27                         675         679
Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
    7.500% due 2000                             657         663
    7.500% due 2002                             150         152
    9.000% due 2005                             192         200
    7.375% due 2006 (c)                         174         179
    6.250% due 2007                             101         100
    7.500% due 2007                             276         281
    8.500% due 2017                             622         648
Federal Home Loan Mortgage Corp.
 Series 1714 Class E
    6.250% due 09/15/18                         650         651
Federal National Mortgage
 Association Pools
    8.500% due 2001                             450         469
    7.000% due 2004                             833         844
    8.500% due 2008                             115         118
    7.500% due 2009                             593         607
    8.000% due 2009                             896         932
    8.500% due 2010                             790         824


100 Fixed Income II Fund

Fixed Income II Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
Federal National Mortgage Association
 Grantor Trust
 REMIC Series 1996-T6 Class C
    6.200% due 02/26/01                  $    1,332   $   1,324
GE Capital Mortgage Services, Inc.
 REMIC Series 1997-9 Class 1A2
    6.750% due 10/25/27                       1,125       1,131
Government National Mortgage
 Association Pools
    9.500% due 2025                             567         615
    7.250% due 2026                           1,328       1,359
Merrill Lynch Credit Corp. Mortgage
 Investors Inc.
 Series 1996-B Class A
    6.150% due 07/15/21 (c)                     789         806
Prudential Home Mortgage Securities
 Series 1994-19 Class A2
    7.050% due 05/25/24                         636         640
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class Al
    7.500% due 07/25/27                         505         510
Residential Asset Securitization Trust
 Mortgage Pass-thru Certificates
 Series 1996-A8 Class Al
    8.000% due 12/25/26                         594         601
 Series 1997-A1 Class A
    7.000% due 03/25/27                         665         667
 Series 1997-A5 Class A3
    7.125% due 07/25/27                       1,277       1,284
 Series 1997-A9 Class Al
    7.250% due 11/25/27                       1,226       1,236
Residential Funding Mortgage Securities I
 Series 1997-S12 Class Al0
    6.700% due 08/25/27                       1,500       1,510
Resolution Trust Corp.
 Mortgage Pass-thru Certificates
 Series 1992-M3 Class Al
    7.750% due 07/25/30                          66          66
 Series 1994-Cl Class D
    8.000% due 06/25/26 (c)                     876         892
 Series 1995-2 Class Cl
    7.450% due 05/25/29 (c)                     238         240
SASCO LLC
 Series 1997-N1 Class D
    6.217% due 09/25/28 (c)                     800         800
Sequoia Mortgage Trust
 Series 1 Class Al
    6.028% due 07/04/27(c)                    1,197       1,197
Wilshire Funding Corporation
 Series 1997-WFC1 Class Al
    7.250% due 08/25/27                       1,024       1,035
                                                      ---------
                                                         26,584
                                                      ---------
Municipal Bonds - 0.4%
Philadelphia, Pennsylvania Authority for
 Industrial Development Class A
    6.480% due 06/15/04                         861         883
                                                      ---------

                                                            883
                                                      ---------
United States Government
Treasuries - 15.7%
United States Treasury Notes
    5.625% due 11/30/98                         700         700
    5.750% due 09/30/99                       1,250       1,252
    5.875% due 11/15/99                         100         100
    5.875% due 02/15/00                      16,000      16,063
    6.875% due 03/31/00                         175         179
    5.625% due 11/30/00                         850         848
    6.375% due 03/31/0l                         480         489
    6.250% due 06/30/02                       3,070       3,131
    3.625% due 07/15/02                      11,545      11,487
    5.750% due 11/30/02                         340         340
    5.750% due 08/15/03                       1,500       1,502
                                                      ---------

                                                         36,091
                                                      ---------
Yankee Bonds - 1.5%
Household International
    5.250% due 10/15/98                       1,150       1,144
Ontario, Province of
   ll.500% due 03/10/13                         760         800
Quebec, Province of
   13.250% due 09/15/14                         450         520
Westpac Banking, Ltd.
    7.875% due 10/15/02                       1,000       1,060
                                                      ---------
                                                          3,524
                                                      ---------
Total Long-Term Investments
(cost $211,058)                                         211,410
                                                      ---------


                            Fixed Income II Fund 101

Fixed Income II Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
Short-Term Investments - 6.7%
Chrysler Financial Corp. (MTN)
 Series P
   6.250% due 06/29/98                   $    1,300   $   1,302
Frank Russell Investment Company
 Money Market Fund, due on demand (a)        13,320      13,320
Hertz Corp.
   9.500% due 05/15/98                          675         684
                                                      ---------
Total Short-Term Investments
 (cost $15,348)                                          15,306
                                                      ---------
Total Investments
(identified cost $226,406)(b) - 98.8%                   226,716
Other Assets and Liabilities,
Net - 1.2%                                                2,754
                                                      ---------
Net Assets - 100.0%                                   $ 229,470
                                                      =========


(a) At cost, which approximates market.
(b) See Note 2 for federal income tax information.
(c) Adjustable or floating rate security.

Abbreviations:
LLC - Limited Liability Corporation
L.P. - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit

        The accompanying notes are an integral part of the financial statements.

102 Fixed Income II Fund

Fixed Income II Fund

Statement of Assets and Liabilities

December 31, 1997


Amounts in

thousands (except

per share amount)

--------------------
Assets
Investments at market (identified cost $226,406)(Note
2)....................................................   $            226,716
Receivables:
    Dividends and
interest..................................................................................
2,368
    Investments
sold........................................................................................
376
    Fund shares
sold........................................................................................
974

--------------------
       Total
Assets.........................................................................................
230,434

Liabilities
Payables:
    Fund shares
redeemed.............................................................
$              795
    Accrued fees to affiliates (Note
4)..............................................                   123
    Other accrued
expenses...........................................................
46

------------------
       Total
Liabilities....................................................................................
964

--------------------
Net
Assets..................................................................................................
$            229,470

====================
Net Assets consist of:
Undistributed net investment
income.........................................................................
$                609
Accumulated net realized gain
(loss)........................................................................
(7,705)

Unrealized appreciation (depreciation) on
investments.......................................................
310
Shares of beneficial
interest...............................................................................
125
Additional paid-in
capital..................................................................................
236,131

--------------------
Net
Assets..................................................................................................
$            229,470

====================
Net Asset Value, offering and redemption price per share:
    ($229,469,933 divided by 12,506,712 shares of $.01 par value shares of beneficial interest
outstanding)..............................................................
$              18.35

====================

        The accompanying notes are an integral part of the financial statements.

                            Fixed Income II Fund 103

Fixed Income II Fund

Statement of Operations

For the Year Ended December 31, 1997


Amounts in thousands

--------------------
Investment Income:

Interest..................................................................................................
$             14,201
  Dividends from Money Market Fund (Note
5).................................................................
889

--------------------
       Total Investment
Income..............................................................................
15,090

Expenses (Notes 2 and 4):
  Management
fees.....................................................................
$            1,185
  Custodian
fees......................................................................
142
  Transfer agent
fees.................................................................
144
  Bookkeeping service
fees............................................................
15
  Professional
fees...................................................................
17
  Registration
fees...................................................................
31
  Trustees
fees......................................................................
4

Miscellaneous.......................................................................
25

------------------
       Total
Expenses.......................................................................................
1,563

--------------------
Net investment
income.......................................................................................
13,527

--------------------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from
investments...................................................................
(118)
Net change in unrealized appreciation or depreciation of
investments........................................                    487

--------------------
Net gain (loss) on
investments..............................................................................
369

--------------------
Net increase (decrease) in net assets resulting from
operations.............................................   $             13,896

====================

        The accompanying notes are an integral part of the financial statements.

104 Fixed Income II Fund

Fixed Income II Fund

Statements of changes in Net Assets

For the Years Ended December 31,



Amounts in thousands

1997              1996

---------------    --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment
income..........................................................
$        13,527    $       11,273
  Net realized gain
(loss).......................................................
(118)           (1,911)
  Net change in unrealized appreciation or
depreciation..........................                  487               (86)

---------------    --------------
    Net increase (decrease) in net assets resulting from
operations..............               13,896             9,276

---------------    --------------
From Distributions to Shareholders:
  Net investment
income..........................................................
(13,676)          (11,259)
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note
6)....                6,267            41,389

---------------    --------------
Total Net Increase (Decrease) in Net
Assets......................................                6,487
39,406
Net Assets
  Beginning of
period............................................................
222,983           183,577

---------------    --------------
  End of period (including undistributed net investment income of $609 and
$402,

respectively)................................................................
$       229,470    $      222,983

===============    ==============

        The accompanying notes are an integral part of the financial statements.

                            Fixed Income II Fund 105

Fixed Income II Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


1997      1996      1995      1994      1993

--------  --------  --------  --------  --------

Net Asset Value, Beginning of Period.....................................
$  18.36  $  18.55  $  17.98  $  18.99  $  18.56

--------  --------  --------  --------  --------
Income From Investment Operations:
   Net investment
income.................................................       1.08
1.04      1.16      1.21       .84
   Net realized and unrealized gain (loss) on
investments................         --      (.19)      .59     (1.07)      .44

--------  --------  --------  --------  --------
     Total Income From Investment
Operations.............................       1.08       .85      1.75
 .14      1.28

--------  --------  --------  --------  --------
Less Distributions:
   Net investment
income.................................................      (1.09)
(1.04)    (1.18)    (1.15)     (.71)
   Tax return of
capital.................................................         --
--        --        --      (.14)

--------  --------  --------  --------  --------
     Total
Distributions.................................................      (1.09)
(1.04)    (1.18)    (1.15)     (.85)

--------  --------  --------  --------  --------
Net Asset Value, End of Period...........................................
$  18.35  $  18.36  $  18.55  $  17.98  $  18.99

========  ========  ========  ========  ========
Total Return
(%)(a)......................................................       6.02
4.76      9.95       .82      6.98
Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)..............................
229,470   222,983   183,577   144,030   138,619
   Ratios to average net assets (%)(a):
      Operating
expenses.................................................        .66
 .70       .58       .19       .16
      Net investment
income..............................................       5.70
5.70      6.41      6.52      6.16
   Portfolio turnover rate (%)...........................................
213.14    264.40    269.31    233.75    229.07

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the
    Manager or money managers. For periods thereafter, they are reported net of investment  management  fees but gross of any investment  services fees.
See
    Note 4.

106 Fixed Income II Fund

Institutional Funds Semi-Annual Report                               EXHIBIT D
Dated June 30, 1998

EXHIBIT E - SAME AGREEMENT AS EXHIBIT B

EXHIBIT F - SAME AGREEMENT AS EXHIBIT F